UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22032

Name of Fund:  BlackRock International Growth and Income Trust (BGY)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock International Growth and Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Global Opportunities Equity Trust (BOE)

BlackRock Health Sciences Trust (BME)

BlackRock International Growth and Income Trust (BGY)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Global Opportunities Equity Trust’s (BOE), BlackRock Health Sciences Trust’s (BME), BlackRock International Growth and Income Trust’s (BGY), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST) and BlackRock Utility and Infrastructure Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

December 31, 2016

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.275184	—	—	$0.720816	$0.996000	28%	0%	0%	72%	100%
CII*	$0.122292	—	—	$1.026108	$1.148400	11%	0%	0%	89%	100%
BDJ*	$0.158965	—	—	$0.401435	$0.560400	28%	0%	0%	72%	100%
BOE*	$0.118299	—	—	$0.931701	$1.050000	11%	0%	0%	89%	100%
BME	$0.028393	—	$2.971607	—	$3.000000	1%	0%	99%	0%	100%
BGY*	$0.081617	—	—	$0.440383	$0.522000	16%	0%	0%	84%	100%
BCX*	$0.135692	—	—	$0.441308	$0.577000	24%	0%	0%	76%	100%
BST*	$0.006420	—	—	$1.193580	$1.200000	1%	0%	0%	99%	100%
BUI*	$0.536110	$0.095500	$0.373052	$0.447337	$1.452000	37%	6%	26%	31%	100%

*	Certain Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts distribute the following fixed amounts per share on a monthly basis as of December 31, 2016:

Exchange Symbol	Amount Per Common Share
BGR	$0.0776
CII	$0.0828
BDJ	$0.0467
BOE	$0.0780
BME	$0.2000
BGY	$0.0380
BCX	$0.0446
BST	$0.1000
BUI	$0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

2	ANNUAL REPORT	DECEMBER 31, 2016

ANNUAL REPORT	DECEMBER 31, 2016	3

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme – governments taking policy action to support growth – was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.40	17.13

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR TRUST REPORT

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance the Trusts’ distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets, the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

ANNUAL REPORT	DECEMBER 31, 2016	5

Trust Summary as of December 31, 2016	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2016 ($ 14.44)[1]	6.45%
Current Monthly Distribution per Common Share[2]	$0.0776
Current Annualized Distribution per Common Share[2]	$0.9312

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions.

Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR[1,2]	24.01%	25.07%
Lipper Natural Resources Funds[3]	37.40%	32.14%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The Trust’s positions in the U.S. exploration & production companies Laredo Petroleum, Inc. and Energen Corp. were the largest detractors from performance. The investment adviser exited both positions early in the period due to its concerns about the two companies’ significant financial leverage. As a result, the Trust was not in a position to benefit from their subsequent recovery.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance given the strength in the overall sector.

•

After losing ground in the initial weeks of the year, energy stocks rallied to close as one of the top-performing market segments of 2016. An improving balance of supply and demand for oil, together with expectations for stronger global growth, provided a firm underpinning for the sector. Consistent with the broader environment, the Trust produced a robust absolute return in the 12-month period.

•	Royal Dutch Shell PLC and BG Energy Holdings Ltd. completed a merger in February, whereby the Trust’s substantial position in the latter stock made a positive contribution to performance.

•

ExxonMobil Corp., which announced a significant oil discovery off the coast of Guyana in conjunction with Hess Corp., was the largest contributor in the period. The deep-water Liza field could hold as many as 1.4 billion barrels of oil equivalent, making it one of a handful of billion-barrel discoveries in the last half-decade. Exxon found oil in the Liza field in 2015 when it drilled its first well in the area, and a second well revealed the potential for twice as much crude. ExxonMobil shares were also boosted by the significant increase in oil prices that occurred during 2016.

6	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Energy and Resources Trust

Performance and Portfolio Management Commentary (concluded)

Describe recent portfolio activity.

•

After holding an underweight position in the refining subsector for much of 2015, the Trust moved to reduce the extent of this underweight early in the period by adding positions in the refining stocks Valero Energy and Tesoro Corp., both of which are benefiting from strong U.S. gasoline consumption. Additionally, the Trust rotated its oil services exposure by reducing its weighting in Schlumberger Ltd. and initiating a position in Baker Hughes, Inc.

Describe portfolio positioning at period end.

•

The investment adviser positioned the Trust with a higher-quality bias, focusing on companies with robust balance sheets, below-average costs and higher-quality management teams. At the sub-sector level, the Trust remained overweight in the exploration and production industry and underweight in larger, integrated producers. The investment adviser saw the former group as being in a better position to benefit from the improving backdrop for oil prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$14.44	$12.53	15.24%	$15.00	$10.05
Net Asset Value	$16.33	$14.05	16.23%	$16.71	$11.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/16
Exxon Mobil Corp.	10%
Royal Dutch Shell PLC, A Shares — ADR	8
BP PLC	6
Chevron Corp.	6
ConocoPhillips	5
EOG Resources, Inc.	5
Anadarko Petroleum Corp.	4
Baker Hughes, Inc.	4
Schlumberger Ltd.	4
Occidental Petroleum Corp.	4

*	Excludes option positions and money market funds.

Industry Allocation	12/31/16	12/31/15
Oil, Gas & Consumable Fuels	91%	93%
Energy Equipment & Services	9%	7%

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2016	7

Trust Summary as of December 31, 2016	BlackRock Enhanced Capital and Income Fund, Inc.

Trust Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to achieve its investment policy by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2016 ($ 13.71)[1]	7.25%
Current Monthly Distribution per Common Share[2]	$0.0828
Current Annualized Distribution per Common Share[2]	$0.9936

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
CII[1,2]	5.56%	8.66%
S&P 500® Index	N/A	11.96%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

In sector terms, health care was the prime detractor from relative performance due to weakness in pharmaceuticals and, to a lesser extent, biotechnology. Consumer discretionary also weighed, in particular specialty retail and household durables, as did the Trust’s underweight exposure to telecommunication services and energy. Helping to partially offset negative results was strong selection in financials, where banks were a standout. An underweight to real estate and stock selection in materials proved advantageous as well.

•

On a stock-specific basis, Teva Pharmaceutical Industries Ltd. was the largest single detractor. The stock underperformed amid concerns over exclusivity for the company’s key drug Copaxone, as well as broad pricing pressures in the generic segment throughout the year. Earlier in the period, concerns that the Allergan deal would be delayed also weighed on the stock. The deal ultimately closed, but it was considerably later than expected, thereby depriving Teva of capturing revenue from a high volume generic launch. Teva’s management turnover in the fourth quarter and a need to revise guidance twice over the last six months further contributed to negative sentiment.

•

Positions in CVS Health Corp. and Gilead Sciences Inc. were also a drag. CVS underperformed as the company lost a number of high-profile contracts to rival Walgreens (also a holding). While the value of any individual contract is small, investors were concerned that CVS’s advantage may be under threat as the UnitedHealth-Walgreens Boots Alliance partnership combines UnitedHealth’s PBM offering with Walgreens Boots Alliance’s convenient store locations, a combination previously unique to CVS. Later in the reporting period, the company lowered its long-term guidance, causing additional share weakness. The major reason behind lower growth rates is lost scripts due to a narrow network arrangement in favor of Walgreens and pharmacy reimbursement changes. Gilead continues to execute well in its HIV business segment, but is facing significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. The investment adviser believes that, at current levels, Gilead shares are pricing in significant revenue declines in HCV and is comfortable owning shares for eventual stabilization in the HCV segment and a likely deployment of cash toward value-creating business development opportunities.

•

The top individual contributors in the 12 months were Bank of America Corp. and JPMorgan Chase & Co. The stocks outperformed most notably in the second half of the reporting period on strong earnings reports led by solid fee-based revenue performance (trading, payments & mortgage), as well as the increased likelihood of a December rate hike. Bank holdings’ strong price momentum continued (even accelerated) following the election of Donald Trump as investors positioned for improving future earnings power driven by higher economic growth, inflation, corporate tax reform, and interest rates (the Fed ultimately raised rates), as well as a softening of regulations that could lead to accelerating capital returns and potentially lower legal & compliance costs.

•

Consumer finance name SLM also added value. Shares outperformed as the “bear case” scenario of government subsidized tuition plans, as proposed by the Clinton campaign, was eliminated with a Trump victory. Moreover, Trump has proposed restoring private sector participation in student financing, which holds the potential to materially expand the market for private student loans, where SLM holds a dominant 50%+ market share.

8	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Enhanced Capital and Income Fund, Inc.

Performance and Portfolio Management Commentary (concluded)

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance during the period.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Trust’s exposure to the information technology (“IT”) and energy sectors increased, particularly semiconductors, soft-

ware and oil, gas & consumable fuels. Materials exposure increased as well. The largest reduction was in health care, largely with respect to providers & services. Consumer discretionary exposure also declined.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Index, the Trust ended the period with its largest overweights in the IT, consumer discretionary and financials sectors. The Trust’s largest relative underweights were in industrials, real estate and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$13.71	$14.14	(3.04)%	$14.14	$11.62
Net Asset Value	$15.08	$15.11	(0.20)%	$15.29	$13.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/16
Apple, Inc.	5%
JPMorgan Chase & Co.	4
Alphabet, Inc., Class A	4
Bank of America Corp.	4
Microsoft Corp.	4
Comcast Corp., Class A	3
Altria Group, Inc.	3
Cisco Systems, Inc.	3
U.S. Bancorp	2
Chevron Corp.	2

*	Excludes option positions and money market funds.

Sector Allocation	12/31/16	12/31/15
Information Technology	26%	23%
Financials	17	18
Consumer Discretionary	15	17
Health Care	14	18
Consumer Staples	9	8
Energy	8	5
Industrials	6	7
Materials	4	3
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2016	9

Trust Summary as of December 31, 2016	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2016 ($ 8.15)[1]	6.88%
Current Monthly Distribution per Common Share[2]	$0.0467
Current Annualized Distribution per Common Share[2]	$0.5604

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ[1,2]	15.11%	13.90%
Russell 1000® Value Index	N/A	17.34%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The largest detractor from relative return came from a combination of stock selection and allocation decisions within the industrials sector. An underweight to the machinery and airlines industries weighed on relative performance. The Trust’s underweight to machinery was predicated on the view that weak end-market fundamentals limit attractive investment opportunities in the near term. Overweight positions in General Electric Co. and Honeywell International, Inc. also detracted from relative returns. Additionally, stock selection in the consumer staples sector subtracted from relative performance. In particular, non-benchmark holding Kroger Co. lagged after lowering its earnings forecast and reporting weaker-than-consensus earnings, due in part to food price deflation and increased competition. Lastly, stock selection within the materials and information technology sectors detracted from relative return.

•

The largest contribution to relative performance for the 12-month period came from stock selection and allocation decisions within the financials sector. Notably, the Trust’s large overweight position in the banking industry proved beneficial. Bank earnings in the second half of 2016 were generally positive and the sector’s relative outperformance accelerated following the November 8 presidential election results. Stock selection in the health care sector also added to relative return. Notable outperformers in the sector included overweight positions in UnitedHealth Group, Inc. and Quest Diagnostics, Inc. UnitedHealth Group outperformed due to above-consensus growth in its Optum business and robust membership gains within its Medicare, Medicaid and commercial segments. Shares of Quest Diagnostics, a low-cost provider of laboratory services, advanced due to solid pricing growth amid the continued shift to more complex esoteric testing. Lastly, an underweight to real estate and stock selection in utilities added to relative performance.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust’s exposure to the energy sector was increased by initiating new positions in Hess Corp. and Suncor Energy, Inc. Other notable new purchases included Qualcomm Inc., a manufacturer of digital wireless communications equipment, and the property & casualty insurer The Allstate Corporation. Conversely, the Trust reduced exposure to the industrials sector by exiting positions in Tyco International PLC and United Technologies Corp., as well as by trimming

10	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Enhanced Equity Dividend Trust

Performance and Portfolio Management Commentary (concluded)

its holdings in General Electric Co. and Raytheon Co. Other notable sales from the portfolio included McDonald’s Corp. and Bristol-Myers Squibb Co.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Trust’s largest overweight positions were in the health care, financials and industrials sectors. Conversely, the Trust’s largest relative underweights were in the real estate, energy and telecommunication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$8.15	$7.61	7.10%	$8.25	$6.42
Net Asset Value	$9.22	$8.70	5.98%	$9.33	$7.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/16
Bank of America Corp.	5%
JPMorgan Chase & Co.	4
Exxon Mobil Corp.	3
Pfizer, Inc.	3
Citigroup, Inc.	3
Wells Fargo & Co.	3
Hess Corp.	3
General Electric Co.	3
Microsoft Corp.	2
SunTrust Banks, Inc.	2

*	Excludes option positions and money market funds.

Sector Allocation	12/31/16	12/31/15
Financials	30%	27%
Health Care	14	14
Energy	12	9
Industrials	12	14
Information Technology	9	7
Consumer Staples	7	10
Consumer Discretionary	6	7
Utilities	5	6
Materials	3	4
Telecommunication Services	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2016	11

Trust Summary as of December 31, 2016	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2016 ($11.57)[1]	8.09%
Current Monthly Distribution per Common Share[2]	$0.078
Current Annualized Distribution per Common Share[2]	$0.936

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE[1,2]	(0.90)%	2.62%
MSCI All Country World Index	N/A	7.86%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Stock selection within the industrials and information technology (“IT”) sectors led detractors for the period. Within industrials, stock selection in the construction machinery & heavy trucks sub-industry led detractors after the Trust’s position in CRRC Corp. Ltd., a Chinese transportation vehicle company, sold off sharply due to concerns around growth in the region. The downturn in the stock was exacerbated given the company’s exposure to the manufacturing sector of the Chinese economy, and the Trust exited the position. Within IT, stock selection in the internet software

& services sub-industry was the next largest detractor as Hortonworks, Inc. reported mixed financial results coupled with an announcement that it was planning a secondary stock offering. The market received the news of additional financing negatively given that the company’s share price was trading near all-time lows. The Trust sold the position during the period and rotated into more attractive opportunities.

•

The Trust’s underweight positioning and stock selection within the health care sector led contributors during the 12-month period. In particular, the Trust’s underweight to lagging stocks such as Novo Nordisk A/S in the pharmaceuticals sub-industry added to performance. In the energy sector, the Trust’s position in EOG Resources, Inc. from the oil & gas exploration & production sub-industry benefited from a strengthening in energy prices.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance during the period.

Describe recent portfolio activity.

•

The Trust reduced exposure to the health care and industrials sectors, while increasing exposure to the energy and materials sectors. Regionally, these sector decisions resulted in reduced exposure to Europe and increased positions within North America, the Pacific Basin and the emerging markets.

12	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Global Opportunities Equity Trust

Performance and Portfolio Management Commentary (concluded)

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Fund ended the period with its largest overweights in the IT, materials and consumer discretionary sectors, and its largest underweights in the industrials, financials and health care sectors. Regionally, the Trust was most overweight in Europe and the emerging markets, funded by a large underweight to the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$11.57	$12.76	(9.33)%	$12.76	$10.37
Net Asset Value	$13.38	$14.25	(6.11)%	$14.25	$12.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/16
Alphabet, Inc., Class C	2%
Apple, Inc.	2
Anheuser-Busch InBev SA	2
Citigroup, Inc.	2
Alibaba Group Holding Ltd. - ADR	2
Wells Fargo & Co.	2
Starbucks Corp.	1
SoftBank Group Corp.	1
Sumitomo Mitsui Financial Group, Inc.	1
Uber Technologies, Inc., Series D (Acquired 6/6/14, Cost $3,845,800)	1

*	Excludes option positions and money market funds.

Geographic Allocation	12/31/16	12/31/15
United States	59%	53%
United Kingdom	6	14
Japan	6	5
India	3	3
China	3	3
France	2	2
Italy	2	1
Belgium	2	2
Germany	2	1
Switzerland	2	2
Spain	1	2
Canada	1	2
Other[1]	11	10

[1]

Other includes a 1% holding or less in each of the following countries: Australia, Hong Kong, Indonesia, Ireland, Israel, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Portugal, South Africa, South Korea, Sweden, Taiwan and Thailand.

ANNUAL REPORT	DECEMBER 31, 2016	13

Trust Summary as of December 31, 2016	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2016 ($31.75)[1]	7.56%
Current Monthly Distribution per Common Share[2]	$0.20
Current Annualized Distribution per Common Share[2]	$2.40

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME[1,2]	(11.71)%	(5.36)%
Russell 3000® Healthcare Index	N/A	(3.33)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Health care stocks finished the year with a loss and trailed the broader market by a wide margin, due in part by concerns about increased regulatory scrutiny of pharmaceutical and biotechnology companies’ pricing practices. Consistent with the overall environment, the Trust’s negative absolute return was driven by its allocations to these two sub-sectors. In the former, performance was hampered by specialty pharmaceutical companies such as Allergan PLC, Teva Pharmaceuticals Ltd. and Mylan NV, combined with several non-U.S. holdings such as Roche Holding AG, AstraZeneca PLC and Bayer AG. In the biotechnology group, broader weakness pressured higher-beta small- to mid-cap positions. In addition, a number of large-cap biotechnology holdings — including Vertex Pharmaceuticals, Alexion Pharmaceuticals, Inc., Gilead Sciences, Inc. and Celgene Corp. — weighed on absolute returns.

•

The medical devices & supplies sub-sector was the largest positive contributor. Performance was particularly favorable in the health care equipment industry, where several holdings reported solid financial results. Among these were Boston Scientific Corp., Stryker Corp., St. Jude Medical, Inc., C.R. Bard, Inc., Baxter International, Inc., Edwards Lifesciences Corp. and Masimo Corp. The health care providers & services sub-sector was another large contributor to absolute performance, led by managed care stocks such as UnitedHealth Group, Inc., Humana, Inc. and Aetna, Inc.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period. The Trust also owned private securities during the period, although this was not a principal strategy.

Describe recent portfolio activity.

•

The Trust reduced its allocations to the pharmaceutical and biotechnology sub-sectors, while maintaining an emphasis on identifying innovative companies in these areas. The Trust increased its weightings in the medical devices & supplies and health care providers & services sub-sectors. In the latter industry, the investment adviser was focused on companies that can benefit from favorable health care policies in their respective industries.

Describe portfolio positioning at period end.

•	The Trust continued to employ a bottom-up, fundamental investment process in an effort to construct a balanced, diversified portfolio of health care stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Health Sciences Trust

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$31.75	$39.35	(19.31)%	$39.98	$29.86
Net Asset Value	$31.30	$36.17[1]	(13.46)%	$36.17	$30.37

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from the amounts reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/16
UnitedHealth Group, Inc.	8%
Pfizer, Inc.	5
Medtronic PLC	4
Celgene Corp.	4
Amgen, Inc.	4
Bristol-Myers Squibb Co.	3
Stryker Corp.	3
Allergan PLC	3
Humana, Inc.	3
Anthem, Inc.	3

*	Excludes option positions and money market funds.

Industry Allocation	12/31/16	12/31/15
Health Care Providers & Services	30%	18%
Biotechnology	24	33
Pharmaceuticals	23	29
Health Care Equipment & Supplies	21	17
Life Sciences Tools & Services	1	2
Diversified Consumer Services	1	—
Electronic Equipment, Instruments & Components	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2016	15

Trust Summary as of December 31, 2016	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2016 ($5.51)[1]	8.28%
Current Monthly Distribution per Common Share[2]	$0.038
Current Annualized Distribution per Common Share[2]	$0.456

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY[1,2]	(3.37)%	(1.12)%
MSCI All Country World Index ex-US	N/A	4.50%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

An underweight position in materials and negative stock selection within the sector represented the largest detractor from relative performance. The sector was one of the top performers in the benchmark and the Trust’s limited exposure to the metals & mining industry was particularly detrimental to performance. In addition, an underweight to financials, combined with negative stock selection there, detracted from relative returns. Unfavorable stock selection within consumer staples also detracted from relative returns. One of the largest individual detractors during the period was the Trust’s position in Worldpay Group PLC, as shares of the U.K.-based payment services company sold off during the fourth quarter.

•

For the period, exposure to a Japan-focused ETF provided the largest contribution to relative performance. Underweight exposures to the health care and utilities sectors also were additive, as these sectors were two of the worst performers within the benchmark. One of the largest individual contributors was Nintendo Co. Ltd., as investors reacted very positively to the release of Pokémon Go.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance during the period.

Describe recent portfolio activity.

•

During the period, the largest change to sector positioning was a reduction in the Trust’s underweight exposure to materials. This was largely driven by the addition of two new chemicals companies. In contrast, a modest overweight to health care was trimmed to a meaningful underweight, as two pharmaceuticals positions were sold and two were significantly reduced. From a regional perspective, these changes resulted in increased exposure to Europe ex-U.K., particularly France and Germany, and decreased exposure to the United Kingdom.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index ex-US, the Trust’s largest sector overweights were information technology (in particular software & services) and financials (especially diversified financials). In contrast, the largest sector underweights were industrials, especially the capital goods industry, and utilities. From a regional perspective, the Trust’s largest overweight was in Europe, and its largest regional underweight was the Pacific Basin, mainly driven by a large underweight in Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock International Growth and Income Trust

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$5.51	$6.24	(11.70)%	$6.24	$5.23
Net Asset Value	$6.28	$6.94[1]	(9.51)%	$6.94	$5.98

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from the amounts reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/16
WisdomTree Japan Hedged Equity Fund	5%
Sumitomo Mitsui Financial Group, Inc.	3
Royal Dutch Shell PLC, B Shares	2
Nestle SA	2
Anheuser-Busch InBev SA	2
BNP Paribas SA	2
Unilever PLC	2
AIA Group Ltd.	2
Toronto-Dominion Bank	2
AXA SA	2

*	Excludes option positions and money market funds.

Geographic Allocation	12/31/16	12/31/15
United Kingdom	16%	25%
France	9	6
United States	8	4
Japan	8	9
Germany	6	4
Netherlands	6	3
Italy	6	4
Canada	5	4
China	5	5
Switzerland	5	9
India	4	5
South Korea	3	—
Belgium	2	2
Ireland	2	4
Hong Kong	2	2
Sweden	1	2
Spain	1	2
Mexico	1	2
Other[1]	10	8

[1]	Other includes a 1% holding or less in each of the following countries: Australia, Indonesia, Israel, New Zealand, Norway, Peru, Philippines, Portugal, South Africa, Taiwan and Thailand.

ANNUAL REPORT	DECEMBER 31, 2016	17

Trust Summary as of December 31, 2016	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option overwriting strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2016 ($ 8.27)[1]	6.47%
Current Monthly Distribution per Common Share[2]	$0.0446
Current Annualized Distribution per Common Share[2]	$0.5352

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX[1,2]	25.50%	27.41%
Lipper Natural Resources Funds[3]	37.40%	32.14%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

Within the portfolio’s agriculture exposure, a position in Mosaic Co. — the world’s leading producer of phosphate and potash crop nutrients — detracted from performance. After performing well through the first half of the year, the stock lost ground on rumors that the company would acquire the fertilizer division of Vale SA. Mosaic would have required a capital raising to fund the acquisition, and the stock price declined as a result.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance given the strength in the overall sector.

•

After losing ground in the initial weeks of the year, natural resources stocks rallied to close as one of the top-performing market segments of 2016. Expectations for stronger global growth, together with an improving balance of supply and demand in the commodity market, provided a firm underpinning for the sector. Consistent with the broader environment, the Trust produced a robust absolute return in the 12-month period.

•

The copper-mining company First Quantum Minerals Ltd. was the leading contributor to the Trust’s absolute return. The company announced the sale of its Kevitsa mine for a price that exceeded the market’s expectations. Later in the year, First Quantum continued to please markets when the company reported lower costs. In contrast, the majority of companies in the sector reported higher-than-expected costs.

•	The strong upward move in the price of coking coal had a positive impact on absolute performance by fueling gains for the Trust’s positions in Rio Tinto Ltd. and Glencore PLC.

•

Gold experienced volatility in 2016, shifting between a high of $1,369 per ounce and a low of $1,062 per ounce. The metal ultimately finished the year in positive territory, and the Fund’s gold exposure contributed positively to performance. A position in Barrick Gold Corp., the world’s largest gold producer, was a notable contributor at the individual stock level.

Describe recent portfolio activity.

•

The investment adviser reduced the Trust’s mining exposure following the sector’s strong relative performance, and it increased exposure to the energy and agriculture sectors. The Trust also shifted its energy weighting throughout the year to manage the portfolio’s sensitivity to oil prices.

18	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Resources & Commodities Strategy Trust

Performance and Portfolio Management Commentary (concluded)

Describe portfolio positioning at period end.

•

At the end of the year, the natural resources sector remained supported by a backdrop of improving growth and expectations for rising inflation. In addition, producers’ efforts at cost-cutting and greater capital spen-

ding discipline led to lower supply in 2016, bringing the commodity market back into balance. In this environment, the Trust held an overweight position in the energy sector, a neutral position in agriculture and an underweight in mining.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$8.27	$7.11	16.32%	$ 8.66	$5.57
Net Asset Value	$9.86	$8.35	18.08%	$10.05	$7.07

Market Price and Net Asset Value History For Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/16
Royal Dutch Shell PLC, A Shares - ADR	6%
BP PLC - ADR	5
Syngenta AG	5
Monsanto Co.	5
Rio Tinto PLC - ADR	4
Glencore PLC	4
International Paper Co.	3
Vale SA - ADR	3
Potash Corp. of Saskatchewan, Inc.	3
CF Industries Holdings, Inc.	3

*	Excludes option positions and money market funds.

Industry Allocation	12/31/16	12/31/15
Oil, Gas & Consumable Fuels	34%	34%
Metals & Mining	30	32
Chemicals	18	14
Containers & Packaging	6	2
Food Products	5	10
Energy Equipment & Services	3	1
Food & Staples Retailing	2	1
Paper & Forest Products	1	3
Other[1]	1	3

[1]

Other includes less than 1% in each of the following industries: Building Products, Electric Utilities, Electrical Equipment, Electronic Equipment, Independent Power and Renewable Electricity Producers, Instruments & Components, Machinery, Multi-Utilities, Real Estate Investment Trusts (REITs), Semiconductors & Semiconductor Equipment and Water Utilities.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2016	19

Trust Summary as of December 31, 2016	BlackRock Science and Technology Trust

Trust Overview

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of science and technology companies. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2016 ($17.94)[1]	6.69%
Current Monthly Distribution per Common Share[2]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST[1,2]	11.08%	9.36%
MSCI World Information Technology Index	N/A	11.45%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Holdings in 58.com, Inc., a Chinese classified advertising and listing platform holding company, represented the largest individual detractor during the period. The company announced that the Chinese government’s steps to tighten the country’s property market would have a substantial negative effect on its property listing revenue, and the Trust exited the position. The next largest detractor was the Trust’s position in Imperva, Inc., a provider of cyber-security solutions. Imperva substantially reduced its earnings forecast given shifts in consumer and client trends. The Trust also exited this position.

•

The top individual contributor stock during the period was NVIDIA Corp., which handily exceeded its earnings forecasts throughout the year. NVIDIA provides semiconductor technology to high-growth segments including gaming, data centers and automotive companies. Holdings in Acacia Communications, Inc., a provider of technology to communications networks, represented the second largest contributor to performance as the company had a successful initial public offering and met earnings projections.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance during the period.

Describe recent portfolio activity.

•

Over the 12-month period, the largest additions to the portfolio came from within the semiconductor & semiconductor equipment industry groups, funded by reductions in both software & services and media industry holdings. Regionally, these shifts resulted in additional exposure to the Pacific Basin and decreased exposure to the emerging markets and North America.

Describe portfolio positioning at period end.

•

At period end, the Trust held its largest allocation within the software & services industry group, particularly idiosyncratic opportunities in the internet software & services and data processing & outsourced services sub-industries. The Trust also held large positions in more stable cash flow businesses within the semiconductor & semiconductor equipment and technology hardware & equipment industries. Regionally, the Trust maintained most of its exposure in North America, followed by notable weights to the emerging markets, Europe and the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Science and Technology Trust

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15		Change	High	Low
Market Price	$17.94	$17.31		3.64%	$19.09	$14.01
Net Asset Value	$20.10	$19.71	[1]	1.98%	$21.04	$16.52

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from the amounts reported in the Financial Highlights.

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/16
Alphabet, Inc., Class A	6%
Apple, Inc.	6
Microsoft Corp.	6
Amazon.com, Inc.	4
Tencent Holdings Ltd.	3
Facebook, Inc., Class A	3
Alibaba Group Holding Ltd. - ADR	3
Broadcom Ltd.	3
Visa, Inc., A Shares	2
Mastercard, Inc., Class A	2

*	Excludes option positions and money market funds.

Industry Allocation	12/31/16	12/31/15
Internet Software & Services	23%	26%
Software	21	20
Semiconductors & Semiconductor Equipment	19	11
IT Services	11	13
Internet & Direct Marketing Retail	7	6
Technology Hardware, Storage & Peripherals	7	7
Equity Real Estate Investment Trusts (REITs)	4	5
Electronic Equipment, Instruments & Components	2	1
Media	2	5
Diversified Telecommunication Services	1	2
Other[2]	3	4

[2]

Other includes a 1% holding or less in each of the following industries; Communications Equipment, Hotels, Restaurants & Leisure, Professional Services, Household Durables and Wireless Telecommunication Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2016	21

Trust Summary as of December 31, 2016	BlackRock Utility and Infrastructure Trust

Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2016 ($18.41)[1]	7.89%
Current Monthly Distribution per Common Share[2]	$0.121
Current Annualized Distribution per Common Share[2]	$1.452

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BUI[1,2]	18.50%	7.57%
Lipper Utility Funds[3]	17.44%	13.23%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The largest detractor from absolute returns was the Trust’s position in the transportation infrastructure industry. In this vein, notable detractors from performance included Australian airport operator Sydney Airport Ltd. and Atlantia SpA, which constructs and manages airports and highways in its home country of Italy and abroad. The Trust’s exposure to the construction & engineering industry also detracted from performance, in particular a position in Spanish toll-road and airport construction operator Ferrovial SA. Broadly, European construction and infrastructure companies underperformed in the aftermath of the U.K. vote to exit from the European Union (“Brexit”).

•	The Trust’s international exposure detracted from absolute returns from a country allocation perspective, driven largely by portfolio holdings based in France and Spain.

•

Utilities performed strongly during the first half of the 12-month period, as central bank policy decisions and historically low U.S. interest rates created a strong demand for higher-yielding equities. However, utilities weakened somewhat in the second half of the period as investors anticipated higher interest rates. The Trust’s exposure to the electric utilities industry was the largest contributor to performance, led by regulated utility operators Exelon Corp. and NextEra Energy, Inc. The Trust’s exposure to the multi-utilities industry also benefited performance, as CMS Energy Corporation and Dominion Resources Inc. performed strongly. Finally, exposure to the energy sector and to the water utilities industry contributed modestly to the Trust’s absolute returns.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a modestly positive impact on returns for the period.

Describe recent portfolio activity.

•

During the period, the Trust increased exposure to electric utilities, adding to existing positions in NextEra Energy, Inc. and Enel S.p.A and initiating a position in FirstEnergy Corp. The Trust reduced exposure to the

22	ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Utility and Infrastructure Trust

Performance and Portfolio Management Commentary (concluded)

gas utilities industry, notably exiting its positions in Italy’s Snam SpA and U.S.-based Spire Inc. (formerly known as The Laclede Group). Lastly, the Trust reduced its position size in water utility operator American Water Works Company, primarily on the basis of valuation after strong absolute performance during the period.

Describe portfolio positioning at period end.

•

At period end, the utilities sector accounted for approximately 57% of the Trust’s assets, with holdings concentrated in U.S. electric and multi- utilities. Against a backdrop of historically low interest rates, the demand for equity yield has led to valuations for U.S. utilities that are high relative to their historical levels, placing even greater importance on stock selection. As such, the Fund was focused on owning companies with strong management teams that offer the potential for above-sector growth in earnings and dividends. The Fund had a preference for regulated utilities over their non-regulated counterparts given their existing barriers to entry, strong balance sheets, and lower sensitivity to commodity prices.

•

Additionally, about 37% of the Trust’s assets were in global construction and infrastructure operators and master limited partnerships at period end. This positioning was based on the healthy dividend yields and potential long-term capital growth these assets offer, along with diversification across geographies, economies and industries globally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/16	12/31/15	Change	High	Low
Market Price	$18.41	$16.78	9.71%	$20.58	$14.80
Net Asset Value	$19.42	$19.50	(0.41)%	$21.08	$17.98

Market Price and Net Asset Value History For the Past Five Years

ANNUAL REPORT	DECEMBER 31, 2016	23

BlackRock Utility and Infrastructure Trust

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/16
NextEra Energy, Inc.	8%
CMS Energy Corp.	6
Dominion Resources, Inc.	5
Atlantia SpA	3
Exelon Corp.	3
Public Service Enterprise Group, Inc.	3
Duke Energy Corp.	3
Sempra Energy	3
Transurban Group	3
Dominion Midstream Partners LP	2

*	Excludes option positions and money market funds.

Industry Allocation	12/31/16	12/31/15
Electric Utilities	28%	23%
Multi-Utilities	22	20
Oil, Gas & Consumable Fuels	20	21
Transportation Infrastructure	14	17
Independent Power and Renewable Electricity Producers	4	5
Construction & Engineering	3	4
Equity Real Estate Investment Trusts (REITs)	3	3
Water Utilities	2	4
Diversified Telecommunication Services	2	1
Gas Utilities	1	2
Other[1]	1	—

[1]	Other includes a 1% holding or less in each of the following industries: Road & Rail and Wireless Telecommunication Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	ANNUAL REPORT	DECEMBER 31, 2016

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	25

Schedule of Investments December 31, 2016	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 9.4%
Baker Hughes, Inc. (a)	320,250	$20,806,643
Halliburton Co. (a)	79,800	4,316,382
Schlumberger Ltd. (a)	247,774	20,800,627

		45,923,652
Oil, Gas & Consumable Fuels — 91.2%
Anadarko Petroleum Corp. (a)	306,483	21,371,060
BP PLC	5,030,000	31,505,236
Cabot Oil & Gas Corp. (a)	283,900	6,631,904
Cairn Energy PLC (b)	1,810,176	5,259,467
Chevron Corp. (a)	234,450	27,594,765
Cimarex Energy Co. (a)	100,600	13,671,540
ConocoPhillips (a)	502,150	25,177,801
Devon Energy Corp. (a)	270,350	12,346,885
Enbridge, Inc. (a)	310,500	13,066,134
Encana Corp. (a)	1,021,450	11,989,761
Eni SpA	533,450	8,647,826
EOG Resources, Inc. (a)	243,600	24,627,960
EQT Corp. (a)	133,400	8,724,360
Exxon Mobil Corp. (a)(c)	555,450	50,134,917
Hess Corp. (a)	200,700	12,501,603
Kosmos Energy Ltd. (b)	673,707	4,722,686
Lundin Petroleum AB (b)	239,277	5,185,525
Marathon Oil Corp. (a)	702,800	12,165,468
Noble Energy, Inc. (a)	287,292	10,934,334
Occidental Petroleum Corp. (a)	279,900	19,937,277
Oil Search Ltd.	1,754,013	9,027,515
Phillips 66 (a)	96,400	8,329,924
Pioneer Natural Resources Co. (a)	92,750	16,701,493

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, A Shares	713,948	$19,707,610
Royal Dutch Shell PLC, A Shares — ADR (a)	689,800	37,511,324
Tesoro Corp. (a)	46,650	4,079,543
TransCanada Corp. (a)	254,550	11,477,643
Valero Energy Corp. (a)	163,500	11,170,320

		444,201,881
Total Long-Term Investments (Cost — $442,857,418) — 100.6%		490,125,533

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (d)(e)	3,936,617	3,936,617
Total Short-Term Securities (Cost — $3,936,617) — 0.8%		3,936,617
Total Investments Before Options Written (Cost — $446,794,035) — 101.4%		494,062,150

Options Written
(Premiums Received — $4,804,608) — (1.2)%		(6,152,354)
Total Investments Net of Options Written — 100.2%		487,909,796
Liabilities in Excess of Other Assets — (0.2)%		(845,826)

Net Assets — 100.0%		$487,063,970

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Current yield as of period end.

(e)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	5,394,590	(5,394,590)	—	—	$28,453		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,936,617	3,936,617	$3,936,617	3,593		$ 18
SL Liquidity Series, LLC, Money Market Series	944,554	(944,554)	—	—	26,579	[1]	1,435
Total				$3,936,617	$58,625		$1,453

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviations

ADR	American Depositary Receipts	HKD	Hong Kong Dollar	SEK	Swedish Krona
AUD	Australian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CAD	Canadian Dollar	KRW	Korean Won	TWD	Taiwan Dollar
CHF	Swiss Franc	NOK	Norwegian Krone	USD	U.S. Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	REIT	Real Estate Investment Trust

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Exxon Mobil Corp.	Call	1/04/17	USD	89.00	113	$(17,754)
Devon Energy Corp.	Call	1/06/17	USD	49.00	96	(528)
Devon Energy Corp.	Call	1/06/17	USD	49.50	94	(564)
Exxon Mobil Corp.	Call	1/06/17	USD	89.00	123	(19,311)
Halliburton Co.	Call	1/06/17	USD	55.00	140	(4,200)
Marathon Oil Corp.	Call	1/06/17	USD	18.50	281	(1,124)
Occidental Petroleum Corp.	Call	1/06/17	USD	70.00	221	(33,592)
Occidental Petroleum Corp.	Call	1/06/17	USD	73.00	134	(2,010)
Pioneer Natural Resources Co.	Call	1/06/17	USD	195.00	121	(3,025)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/06/17	USD	52.50	400	(109,000)
Schlumberger Ltd.	Call	1/06/17	USD	86.00	171	(2,223)
Anadarko Petroleum Corp.	Call	1/13/17	USD	69.00	180	(35,640)
ConocoPhillips	Call	1/13/17	USD	49.00	127	(21,971)
Devon Energy Corp.	Call	1/13/17	USD	50.00	454	(6,810)
EOG Resources, Inc.	Call	1/13/17	USD	105.00	159	(10,176)
Exxon Mobil Corp.	Call	1/13/17	USD	90.00	245	(31,483)
Halliburton Co.	Call	1/13/17	USD	55.50	140	(7,140)
Hess Corp.	Call	1/13/17	USD	58.00	173	(79,580)
Marathon Oil Corp.	Call	1/13/17	USD	18.50	281	(3,934)
Occidental Petroleum Corp.	Call	1/13/17	USD	73.50	133	(4,522)
Phillips 66	Call	1/13/17	USD	87.50	120	(11,400)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/13/17	USD	53.00	400	(74,000)
Schlumberger Ltd.	Call	1/13/17	USD	86.50	172	(5,418)
Tesoro Corp.	Call	1/13/17	USD	85.00	50	(17,750)
Anadarko Petroleum Corp.	Call	1/20/17	USD	65.00	275	(145,063)
Baker Hughes, Inc.	Call	1/20/17	USD	62.50	117	(38,493)
Baker Hughes, Inc.	Call	1/20/17	USD	65.00	500	(85,000)
Cabot Oil & Gas Corp.	Call	1/20/17	USD	25.00	225	(8,438)
Chevron Corp.	Call	1/20/17	USD	108.75	386	(372,098)
Cimarex Energy Co.	Call	1/20/17	USD	140.00	86	(17,845)
ConocoPhillips	Call	1/20/17	USD	46.00	403	(183,365)
ConocoPhillips	Call	1/20/17	USD	47.50	80	(24,600)
Devon Energy Corp.	Call	1/20/17	USD	45.00	98	(18,326)
Enbridge, Inc.	Call	1/20/17	CAD	58.00	330	(7,737)
Encana Corp.	Call	1/20/17	CAD	17.00	565	(5,260)
EOG Resources, Inc.	Call	1/20/17	USD	105.00	56	(5,432)
EOG Resources, Inc.	Call	1/20/17	USD	95.00	107	(72,225)
EQT Corp.	Call	1/20/17	USD	70.00	234	(17,550)
Exxon Mobil Corp.	Call	1/20/17	USD	90.00	236	(36,344)
Hess Corp.	Call	1/20/17	USD	60.00	98	(33,565)
Marathon Oil Corp.	Call	1/20/17	USD	16.00	1,047	(162,285)
Noble Energy, Inc.	Call	1/20/17	USD	37.50	390	(54,600)
Occidental Petroleum Corp.	Call	1/20/17	USD	70.00	75	(16,425)
Occidental Petroleum Corp.	Call	1/20/17	USD	72.50	96	(8,496)
Phillips 66	Call	1/20/17	USD	90.00	120	(4,500)
Pioneer Natural Resources Co.	Call	1/20/17	USD	180.00	87	(43,500)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/20/17	USD	52.50	228	(54,150)
Schlumberger Ltd.	Call	1/20/17	USD	82.50	259	(69,801)
Schlumberger Ltd.	Call	1/20/17	USD	87.50	173	(8,650)
TransCanada Corp.	Call	1/20/17	CAD	62.00	225	(5,530)
Valero Energy Corp.	Call	1/20/17	USD	65.00	48	(19,080)
Anadarko Petroleum Corp.	Call	1/27/17	USD	75.00	272	(14,824)
Baker Hughes, Inc.	Call	1/27/17	USD	65.50	196	(58,016)
Cabot Oil & Gas Corp.	Call	1/27/17	USD	23.50	548	(57,540)
Chevron Corp.	Call	1/27/17	USD	118.00	91	(20,293)
ConocoPhillips	Call	1/27/17	USD	51.50	256	(23,296)
ConocoPhillips	Call	1/27/17	USD	52.00	249	(18,302)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	27

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Devon Energy Corp.	Call	1/27/17	USD	50.00	96	$(3,408)
EOG Resources, Inc.	Call	1/27/17	USD	110.00	85	(3,570)
Exxon Mobil Corp.	Call	1/27/17	USD	89.00	297	(72,765)
Exxon Mobil Corp.	Call	1/27/17	USD	92.00	227	(19,295)
Hess Corp.	Call	1/27/17	USD	65.50	194	(26,384)
Marathon Oil Corp.	Call	1/27/17	USD	20.50	167	(4,175)
Occidental Petroleum Corp.	Call	1/27/17	USD	74.00	320	(20,160)
Phillips 66	Call	1/27/17	USD	88.00	98	(12,740)
Pioneer Natural Resources Co.	Call	1/27/17	USD	195.00	118	(17,110)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/27/17	USD	53.00	486	(112,995)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/27/17	USD	54.00	900	(146,250)
Tesoro Corp.	Call	1/27/17	USD	90.50	60	(10,200)
EOG Resources, Inc.	Call	1/30/17	USD	96.00	85	(54,538)
ConocoPhillips	Call	2/03/17	USD	53.00	159	(11,448)
Devon Energy Corp.	Call	2/03/17	USD	48.50	112	(9,968)
Marathon Oil Corp.	Call	2/03/17	USD	18.35	195	(8,806)
EOG Resources, Inc.	Call	2/09/17	USD	105.00	257	(47,226)
ConocoPhillips	Call	2/10/17	USD	52.00	75	(8,625)
Tesoro Corp.	Call	2/10/17	USD	90.50	53	(13,967)
Chevron Corp.	Call	2/17/17	USD	115.00	347	(168,295)
ConocoPhillips	Call	2/17/17	USD	49.00	275	(77,550)
ConocoPhillips	Call	2/17/17	USD	55.00	129	(6,644)
Enbridge, Inc.	Call	2/17/17	CAD	58.00	186	(12,052)
EOG Resources, Inc.	Call	2/17/17	USD	105.00	103	(25,647)
Exxon Mobil Corp.	Call	2/17/17	USD	92.50	496	(60,760)
Hess Corp.	Call	2/17/17	USD	60.00	240	(114,600)
Marathon Oil Corp.	Call	2/17/17	USD	19.00	321	(15,087)
Noble Energy, Inc.	Call	2/17/17	USD	42.50	160	(6,800)
Schlumberger Ltd.	Call	2/17/17	USD	87.50	92	(10,672)
EQT Corp.	Call	3/17/17	USD	70.00	235	(49,350)
Total						$(3,364,871)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marathon Oil Corp.	Call	Barclays Bank PLC	1/03/17	USD	15.90	16,700	$(23,941)
BP PLC	Call	Credit Suisse International	1/04/17	GBP	4.46	90,000	(70,881)
BP PLC	Call	UBS AG	1/04/17	GBP	5.06	200,000	(16,161)
Royal Dutch Shell PLC, A Shares	Call	Credit Suisse International	1/04/17	GBP	20.02	111,000	(327,669)
Exxon Mobil Corp.	Call	Citibank N.A.	1/05/17	USD	89.45	20,700	(27,295)
Valero Energy Corp.	Call	Deutsche Bank AG	1/06/17	USD	64.50	26,300	(102,972)
Eni SpA	Call	Credit Suisse International	1/10/17	EUR	13.21	87,000	(202,769)
Lundin Petroleum AB	Call	Credit Suisse International	1/10/17	SEK	161.16	44,000	(175,563)
Cabot Oil & Gas Corp.	Call	Barclays Bank PLC	1/11/17	USD	23.90	22,500	(10,908)
Eni SpA	Call	Bank of America N.A.	1/11/17	EUR	13.85	13,000	(21,231)
Oil Search Ltd.	Call	Morgan Stanley & Co. International PLC	1/11/17	AUD	6.60	215,000	(85,245)
TransCanada Corp.	Call	Citibank N.A.	1/11/17	CAD	61.81	23,000	(5,057)
BP PLC	Call	Credit Suisse International	1/12/17	GBP	4.46	90,000	(70,955)
BP PLC	Call	Morgan Stanley & Co. International PLC	1/12/17	GBP	4.58	210,000	(130,749)
Encana Corp.	Call	Credit Suisse International	1/12/17	CAD	15.00	57,000	(38,585)
Noble Energy, Inc.	Call	Citibank N.A.	1/17/17	USD	36.48	46,000	(110,389)
BP PLC	Call	Credit Suisse International	1/18/17	GBP	4.49	90,000	(67,817)
BP PLC	Call	Morgan Stanley & Co. International PLC	1/18/17	GBP	4.58	210,000	(131,493)
Lundin Petroleum AB	Call	Bank of America N.A.	1/18/17	SEK	183.99	40,000	(61,696)
Valero Energy Corp.	Call	Deutsche Bank AG	1/19/17	USD	64.50	26,300	(114,216)
Eni SpA	Call	Credit Suisse International	1/26/17	EUR	15.19	87,000	(44,439)
Encana Corp.	Call	Morgan Stanley & Co. International PLC	1/27/17	CAD	15.71	65,100	(32,225)
TransCanada Corp.	Call	Morgan Stanley & Co. International PLC	1/30/17	CAD	60.92	43,500	(34,317)
BP PLC	Call	Credit Suisse International	2/01/17	GBP	4.51	280,000	(200,372)
Oil Search Ltd.	Call	Deutsche Bank AG	2/02/17	AUD	7.35	190,000	(19,992)
Anadarko Petroleum Corp.	Call	Barclays Bank PLC	2/07/17	USD	70.90	35,000	(90,393)
Enbridge, Inc.	Call	Goldman Sachs International	2/07/17	CAD	56.92	38,000	(35,012)
Encana Corp.	Call	Morgan Stanley & Co. International PLC	2/08/17	CAD	17.25	127,500	(28,272)
BP PLC	Call	Credit Suisse International	2/09/17	GBP	4.86	300,000	(108,572)

See Notes to Financial Statements.

28	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Oil Search Ltd.	Call	Deutsche Bank AG	2/09/17	AUD	7.22	209,000	$(32,954)
Royal Dutch Shell PLC, A Shares	Call	Morgan Stanley & Co. International PLC	2/09/17	GBP	22.52	138,900	(106,887)
Cimarex Energy Co.	Call	UBS AG	2/14/17	USD	138.00	26,600	(151,023)
Encana Corp.	Call	Morgan Stanley & Co. International PLC	2/15/17	CAD	16.89	53,000	(18,970)
BP PLC	Call	UBS AG	2/22/17	GBP	4.92	300,000	(76,686)
Enbridge, Inc.	Call	Deutsche Bank AG	3/06/17	CAD	58.60	19,000	(11,777)
Total							$(2,787,483)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	3,555,178	$3,279,955	—	—
Options written	24,961,528	31,529,453	—	—
Options exercised	(299)	(40,401)	—	—
Options expired	(12,680,026)	(9,218,878)	—	—
Options closed	(12,266,029)	(20,745,521)	—	—

Outstanding options at end of year	3,570,352	$4,804,608	—	—

As of period end, the value of portfolio securities subject to covered call options written was $166,279,525.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$6,152,354	—	—	$6,152,354

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(406)	—	—	$(406)
Options written	—	—	(4,190,501)	—	—	(4,190,501)

Total	—	—	$(4,190,907)	—	—	$(4,190,907)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$(3,690,895)	—	—	$(3,690,895)

[1]	Options purchased are included in net realized gain (loss) from investments.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	29

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$406
Average value of option contracts written	$5,499,043

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$6,152,354

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	$(3,364,871)

Total derivative assets and liabilities subject to an MNA	—	$2,787,483

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Bank of America N.A.	$ 82,927	—	—	—	$ 82,927
Barclays Bank PLC	125,242	—	—	—	125,242
Citibank N.A.	142,741	—	$(142,741)	—	—
Credit Suisse International	1,307,622	—	(1,307,622)	—	—
Deutsche Bank AG	281,911	—	—	—	281,911
Goldman Sachs International	35,012	—	—	—	35,012
Morgan Stanley & Co. International PLC	568,158	—	(402,650)	—	165,508
UBS AG	243,870	—	—	—	243,870

Total	$2,787,483	—	$(1,853,013)	—	$934,470

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

30	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$45,923,652	—	—	$45,923,652
Oil, Gas & Consumable Fuels	364,868,702	$79,333,179	—	444,201,881
Short-Term Securities	3,936,617	—	—	3,936,617

Total Investments	$414,728,971	$79,333,179	—	$494,062,150

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(2,864,449)	$(3,287,905)	—	$(6,152,354)

[1]	Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	31

Schedule of Investments December 31, 2016	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Huntington Ingalls Industries, Inc.	1,801	$331,726
L-3 Communications Holdings, Inc. (a)	21,457	3,263,824
Raytheon Co. (a)	26,845	3,811,990

		7,407,540
Airlines — 1.8%
Delta Air Lines, Inc. (a)	219,360	10,790,318
Southwest Airlines Co. (a)	27,834	1,387,247

		12,177,565
Auto Components — 2.7%
Goodyear Tire & Rubber Co. (a)	271,497	8,381,112
Lear Corp. (a)	71,363	9,446,320

		17,827,432
Banks — 13.5%
Bank of America Corp. (a)	1,167,499	25,801,728
Citigroup, Inc. (a)	104,010	6,181,314
JPMorgan Chase & Co. (a)(b)	325,683	28,103,186
Regions Financial Corp. (a)	138,799	1,993,154
SunTrust Banks, Inc. (a)	218,766	11,999,315
U.S. Bancorp (a)	304,941	15,664,819

		89,743,516
Beverages — 1.4%
Dr. Pepper Snapple Group, Inc.	100,907	9,149,238
Biotechnology — 3.9%
Amgen, Inc. (a)	7,304	1,067,918
Biogen, Inc. (a)(c)	44,579	12,641,713
Gilead Sciences, Inc. (a)	169,175	12,114,622

		25,824,253
Building Products — 0.4%
Owens Corning	51,108	2,635,128
Capital Markets — 2.2%
Goldman Sachs Group, Inc. (a)	60,296	14,437,877
Chemicals — 1.3%
Dow Chemical Co. (a)	148,005	8,468,846
Communications Equipment — 2.5%
Cisco Systems, Inc. (a)	559,348	16,903,497
Construction & Engineering — 0.4%
EMCOR Group, Inc. (a)	38,519	2,725,604
Consumer Finance — 1.2%
SLM Corp. (c)	713,666	7,864,599
Containers & Packaging — 1.5%
Avery Dennison Corp. (a)	49,267	3,459,529
Packaging Corp. of America	79,712	6,761,172

		10,220,701
Diversified Telecommunication Services — 0.2%
AT&T Inc. (a)	37,700	1,603,381
Electric Utilities — 0.7%
FirstEnergy Corp.	143,866	4,455,530
Electronic Equipment, Instruments & Components — 1.9%
CDW Corp. (a)	112,240	5,846,582
Flex Ltd. (a)(c)	458,631	6,590,527

		12,437,109
Energy Equipment & Services — 0.3%
Schlumberger Ltd. (a)	25,469	2,138,123
Food & Staples Retailing — 4.5%
CVS Health Corp. (a)(b)	138,171	10,903,074
Walgreens Boots Alliance, Inc. (a)	173,444	14,354,225

Common Stocks	Shares	Value
Food & Staples Retailing (continued)
Wal-Mart Stores, Inc. (a)	69,669	$4,815,521

		30,072,820
Health Care Providers & Services — 7.0%
Aetna, Inc. (a)(b)	66,410	8,235,504
Centene Corp. (c)	92,304	5,216,099
Cigna Corp. (a)	17,787	2,372,608
Humana, Inc. (a)	64,918	13,245,220
Laboratory Corp. of America Holdings (a)(c)	37,064	4,758,276
UnitedHealth Group, Inc. (a)	78,738	12,601,230

		46,428,937
Hotels, Restaurants & Leisure — 2.7%
Carnival Corp. (a)	275,660	14,350,860
Wyndham Worldwide Corp. (a)	50,284	3,840,189

		18,191,049
Household Durables — 1.4%
DR Horton, Inc. (a)	175,163	4,787,205
Lennar Corp., Class A (a)	60,253	2,586,661
NVR, Inc. (c)	1,234	2,059,546

		9,433,412
Insurance — 0.0%
Prudential Financial, Inc.	3,196	332,576
Internet Software & Services — 4.0%
Alphabet, Inc., Class A (a)(b)(c)	33,504	26,550,245
IT Services — 2.1%
Amdocs Ltd. (a)	99,436	5,792,147
Cognizant Technology Solutions Corp., Class A (a)(c)	147,712	8,276,303

		14,068,450
Life Sciences Tools & Services — 0.0%
Quintiles IMS Holdings, Inc. (c)	4,104	312,109
Machinery — 0.4%
WABCO Holdings, Inc. (a)(c)	22,204	2,356,955
Media — 3.8%
Comcast Corp., Class A (a)(b)	294,633	20,344,409
Omnicom Group, Inc. (a)	54,869	4,669,901

		25,014,310
Metals & Mining — 1.0%
Rio Tinto PLC — ADR (a)	177,867	6,840,765
Multiline Retail — 0.0%
Kohl’s Corp.	6,022	297,366
Multi-Utilities — 0.6%
Public Service Enterprise Group, Inc.	88,510	3,883,819
Oil, Gas & Consumable Fuels — 7.3%
Anadarko Petroleum Corp. (a)	38,023	2,651,344
BP PLC — ADR (a)	269,558	10,076,076
Chevron Corp. (a)	130,394	15,347,374
Hess Corp. (a)	54,589	3,400,349
Marathon Oil Corp. (a)	131,595	2,277,909
Statoil ASA — ADR (a)(d)	142,650	2,601,936
Suncor Energy, Inc. (a)	217,235	7,101,412
TOTAL SA — ADR (a)	47,521	2,422,145
Valero Energy Corp. (a)	34,800	2,377,536

		48,256,081
Pharmaceuticals — 2.8%
Allergan PLC (a)(c)	16,929	3,555,259
Johnson & Johnson (a)	23,980	2,762,736
Mallinckrodt PLC (a)(c)	76,452	3,808,839

See Notes to Financial Statements.

32	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Merck & Co., Inc. (a)	54,299	$3,196,582
Pfizer, Inc. (a)(b)	51,521	1,673,402
Teva Pharmaceutical Industries Ltd. — ADR (a)	108,027	3,915,979

		18,912,797
Professional Services — 0.6%
Robert Half International, Inc.	82,003	4,000,106
Road & Rail — 0.9%
Norfolk Southern Corp. (a)	54,370	5,875,766
Semiconductors & Semiconductor Equipment — 4.2%
Applied Materials, Inc.	51,857	1,673,425
Intel Corp. (a)(b)	266,433	9,663,525
Lam Research Corp. (a)	119,379	12,621,942
NVIDIA Corp. (a)	36,675	3,914,690

		27,873,582
Software — 5.9%
Activision Blizzard, Inc. (a)	337,290	12,179,542
Dell Technologies, Inc., Class V (a)(c)	36,076	1,983,098
Microsoft Corp. (a)(b)	400,842	24,908,322

		39,070,962
Specialty Retail — 4.1%
Home Depot, Inc. (a)(b)	102,046	13,682,328
Lowe’s Cos., Inc. (a)(b)	188,311	13,392,678

		27,075,006
Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc. (a)(b)	273,458	31,671,906
Tobacco — 2.5%
Altria Group, Inc. (a)(b)	250,661	16,949,697
Total Common Stocks — 97.6%		649,488,655
Total Long-Term Investments (Cost — $583,835,019) — 97.6%		649,488,655

Short-Term Securities	Shares	Value
Money Market Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (e)(f)	24,715,046	$24,715,046
SL Liquidity Series, LLC Money Market Series, 0.95% (e)(f)(g)	695,518	695,588
Time Deposits	Par (000)
Brown Brothers Harriman & Co., 0.63%, 1/03/16	$232	232,266
Total Short-Term Securities (Cost — $25,642,846) — 3.9%		25,642,900
Total Investments Before Options Written (Cost — $609,477,865) — 101.5%		675,131,555

Options Written
(Premiums Received — $8,212,203) — (1.5)%		(10,302,482)
Total Investments Net of Options Written — 100.0%		664,829,073
Other Assets Less Liabilities — 0.0%		330,374

Net Assets — 100.0%		$665,159,447

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	Security, or a portion of security, is on loan.

(e)	Current yield as of period end.

(f)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	15,619,710	(15,619,710)	—	—	$52,615		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	24,715,046	24,715,046	$24,715,046	22,040		$160
SL Liquidity Series, LLC, Money Market Series	—	695,518	695,518	695,588	2,681	[1]	3
Total				$25,410,634	$77,336		$163

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	33

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long	Issue	Expiration	Notional Value		Unrealized Depreciation
105	Mini S&P 500 Index Futures	March 2017	USD	11,740,313	$ (128,627)

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Norfolk Southern Corp.	Call	1/05/17	USD	104.00	57	$(24,896)
Amgen, Inc.	Call	1/06/17	USD	147.00	6	(687)
Apple, Inc.	Call	1/06/17	USD	115.00	303	(46,814)
Biogen, Inc.	Call	1/06/17	USD	310.00	124	(3,100)
Cisco Systems, Inc.	Call	1/06/17	USD	30.50	149	(968)
Citigroup, Inc.	Call	1/06/17	USD	56.50	298	(90,890)
Cognizant Technology Solutions Corp., Class A	Call	1/06/17	USD	55.00	200	(37,000)
Comcast Corp., Class A	Call	1/06/17	USD	70.00	131	(4,520)
Delta Air Lines, Inc.	Call	1/06/17	USD	53.50	155	(388)
Gilead Sciences, Inc.	Call	1/06/17	USD	75.00	192	(1,440)
Goodyear Tire & Rubber Co.	Call	1/06/17	USD	31.50	110	(1,925)
Intel Corp.	Call	1/06/17	USD	35.50	117	(11,115)
Johnson & Johnson	Call	1/06/17	USD	116.00	119	(5,414)
Lowe’s Cos., Inc.	Call	1/06/17	USD	76.00	28	(84)
Marathon Oil Corp.	Call	1/06/17	USD	18.50	13	(52)
Merck & Co., Inc.	Call	1/06/17	USD	62.00	75	(450)
Microsoft Corp.	Call	1/06/17	USD	60.50	275	(50,050)
Schlumberger Ltd.	Call	1/06/17	USD	86.00	43	(559)
Walgreens Boots Alliance, Inc.	Call	1/06/17	USD	87.50	14	(504)
Amgen, Inc.	Call	1/09/17	USD	151.75	20	(1,770)
EMCOR Group, Inc.	Call	1/09/17	USD	70.10	77	(12,898)
Goldman Sachs Group, Inc.	Call	1/09/17	USD	198.00	88	(365,573)
Citigroup, Inc.	Call	1/10/17	USD	54.80	78	(36,864)
Apple, Inc.	Call	1/11/17	USD	113.00	108	(36,597)
Activision Blizzard, Inc.	Call	1/13/17	USD	38.00	736	(14,352)
Anadarko Petroleum Corp.	Call	1/13/17	USD	69.00	32	(6,336)
Apple, Inc.	Call	1/13/17	USD	113.00	110	(38,500)
Apple, Inc.	Call	1/13/17	USD	114.00	108	(29,538)
Biogen, Inc.	Call	1/13/17	USD	295.00	98	(41,650)
Cisco Systems, Inc.	Call	1/13/17	USD	30.00	104	(4,004)
Cisco Systems, Inc.	Call	1/13/17	USD	30.50	465	(6,743)
Cognizant Technology Solutions Corp., Class A	Call	1/13/17	USD	57.00	147	(11,392)
Comcast Corp., Class A	Call	1/13/17	USD	70.00	432	(29,160)
Delta Air Lines, Inc.	Call	1/13/17	USD	53.50	155	(1,860)
Dow Chemical Co.	Call	1/13/17	USD	59.50	108	(1,728)
DR Horton, Inc.	Call	1/13/17	USD	30.50	305	(1,220)
Goodyear Tire & Rubber Co.	Call	1/13/17	USD	31.50	110	(4,125)
Goodyear Tire & Rubber Co.	Call	1/13/17	USD	33.00	275	(4,125)
Hess Corp.	Call	1/13/17	USD	58.00	78	(35,880)
Intel Corp.	Call	1/13/17	USD	36.00	553	(39,540)
JPMorgan Chase & Co.	Call	1/13/17	USD	85.50	364	(65,156)
Lowe’s Cos., Inc.	Call	1/13/17	USD	72.00	301	(24,230)
Mallinckrodt PLC	Call	1/13/17	USD	58.50	121	(8,470)
Marathon Oil Corp.	Call	1/13/17	USD	18.50	13	(182)
Merck & Co., Inc.	Call	1/13/17	USD	62.00	67	(570)
Microsoft Corp.	Call	1/13/17	USD	61.00	137	(21,783)
Microsoft Corp.	Call	1/13/17	USD	61.50	137	(16,851)
Schlumberger Ltd.	Call	1/13/17	USD	86.50	42	(1,323)
Suncor Energy, Inc.	Call	1/13/17	USD	33.00	174	(7,569)
U.S. Bancorp	Call	1/13/17	USD	51.00	225	(20,025)
UnitedHealth Group, Inc.	Call	1/13/17	USD	162.50	49	(6,982)

See Notes to Financial Statements.

34	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Walgreens Boots Alliance, Inc.	Call	1/13/17	USD	84.50	300	$(42,150)
Bank of America Corp.	Call	1/17/17	USD	20.08	800	(171,247)
Activision Blizzard, Inc.	Call	1/20/17	USD	40.00	192	(1,728)
Aetna, Inc.	Call	1/20/17	USD	125.00	25	(8,250)
Aetna, Inc.	Call	1/20/17	USD	130.00	180	(29,430)
Alphabet, Inc., Class A	Call	1/20/17	USD	820.00	57	(21,660)
Altria Group, Inc.	Call	1/20/17	USD	67.50	218	(24,852)
Amdocs Ltd.	Call	1/20/17	USD	60.00	257	(8,995)
Anadarko Petroleum Corp.	Call	1/20/17	USD	65.00	27	(14,242)
Apple, Inc.	Call	1/20/17	USD	115.00	123	(29,151)
Apple, Inc.	Call	1/20/17	USD	117.00	110	(14,575)
AT&T Inc.	Call	1/20/17	USD	38.00	94	(42,770)
Avery Dennison Corp.	Call	1/20/17	USD	72.90	185	(6,414)
BP PLC — ADR	Call	1/20/17	USD	35.00	174	(43,761)
BP PLC — ADR	Call	1/20/17	USD	37.00	149	(13,559)
Carnival Corp.	Call	1/20/17	USD	52.50	358	(32,220)
Chevron Corp.	Call	1/20/17	USD	108.75	171	(164,841)
Cigna Corp.	Call	1/20/17	USD	140.00	34	(7,123)
Cisco Systems, Inc.	Call	1/20/17	USD	30.00	103	(4,790)
Cisco Systems, Inc.	Call	1/20/17	USD	31.00	736	(8,096)
Citigroup, Inc.	Call	1/20/17	USD	50.00	25	(23,812)
Citigroup, Inc.	Call	1/20/17	USD	55.00	69	(32,948)
Cognizant Technology Solutions Corp., Class A	Call	1/20/17	USD	57.50	200	(16,500)
Comcast Corp., Class A	Call	1/20/17	USD	67.50	131	(31,768)
Comcast Corp., Class A	Call	1/20/17	USD	72.50	325	(8,288)
CVS Health Corp.	Call	1/20/17	USD	82.50	254	(6,731)
Dell Technologies, Inc., Class V	Call	1/20/17	USD	55.00	180	(24,300)
Delta Air Lines, Inc.	Call	1/20/17	USD	49.00	200	(32,600)
DR Horton, Inc.	Call	1/20/17	USD	30.00	240	(1,080)
Flex Ltd.	Call	1/20/17	USD	15.00	950	(6,650)
Gilead Sciences, Inc.	Call	1/20/17	USD	77.50	200	(6,500)
Goldman Sachs Group, Inc.	Call	1/20/17	USD	210.00	153	(461,678)
Goodyear Tire & Rubber Co.	Call	1/20/17	USD	31.00	145	(10,512)
Goodyear Tire & Rubber Co.	Call	1/20/17	USD	34.00	290	(2,900)
Hess Corp.	Call	1/20/17	USD	60.00	44	(15,070)
Home Depot, Inc.	Call	1/20/17	USD	127.75	205	(150,193)
Humana, Inc.	Call	1/20/17	USD	210.00	199	(113,430)
Intel Corp.	Call	1/20/17	USD	35.00	66	(10,362)
Intel Corp.	Call	1/20/17	USD	37.00	102	(3,516)
JPMorgan Chase & Co.	Call	1/20/17	USD	77.50	199	(176,115)
L-3 Communications Holdings, Inc.	Call	1/20/17	USD	160.00	47	(3,525)
Laboratory Corp. of America Holdings	Call	1/20/17	USD	130.00	92	(12,420)
Lam Research Corp.	Call	1/20/17	USD	105.00	447	(136,335)
Lam Research Corp.	Call	1/20/17	USD	115.00	150	(3,375)
Lear Corp.	Call	1/20/17	USD	135.00	133	(27,265)
Lennar Corp., Class A	Call	1/20/17	USD	45.00	200	(3,900)
Lowe’s Cos., Inc.	Call	1/20/17	USD	75.00	612	(16,830)
Merck & Co., Inc.	Call	1/20/17	USD	62.50	75	(825)
Microsoft Corp.	Call	1/20/17	USD	60.00	333	(84,083)
Microsoft Corp.	Call	1/20/17	USD	62.50	528	(45,408)
Norfolk Southern Corp.	Call	1/20/17	USD	105.00	160	(70,400)
NVIDIA Corp.	Call	1/20/17	USD	90.00	90	(156,825)
NVIDIA Corp.	Call	1/20/17	USD	95.00	93	(121,598)
Omnicom Group, Inc.	Call	1/20/17	USD	87.50	302	(18,120)
Pfizer, Inc.	Call	1/20/17	USD	34.00	367	(3,120)
Raytheon Co.	Call	1/20/17	USD	145.00	139	(16,958)
Raytheon Co.	Call	1/20/17	USD	150.00	16	(416)
Regions Financial Corp.	Call	1/20/17	USD	15.00	233	(3,961)
Rio Tinto PLC — ADR	Call	1/20/17	USD	40.00	125	(7,188)
Schlumberger Ltd.	Call	1/20/17	USD	87.50	42	(2,100)
Southwest Airlines Co.	Call	1/20/17	USD	47.00	200	(64,000)
Statoil ASA — ADR	Call	1/20/17	USD	17.50	313	(34,430)
Suncor Energy, Inc.	Call	1/20/17	USD	32.00	183	(21,136)
SunTrust Banks, Inc.	Call	1/20/17	USD	55.00	263	(34,190)
Teva Pharmaceutical Industries Ltd. — ADR	Call	1/20/17	USD	45.00	100	(200)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	35

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
TOTAL SA — ADR	Call	1/20/17	USD	47.50	85	$(30,600)
UnitedHealth Group, Inc.	Call	1/20/17	USD	150.00	207	(229,252)
Valero Energy Corp.	Call	1/20/17	USD	65.00	15	(5,962)
WABCO Holdings, Inc.	Call	1/20/17	USD	110.00	64	(6,080)
Walgreens Boots Alliance, Inc.	Call	1/20/17	USD	85.00	223	(31,554)
Wal-Mart Stores, Inc.	Call	1/20/17	USD	72.50	100	(1,400)
Wyndham Worldwide Corp.	Call	1/20/17	USD	75.00	164	(37,720)
CDW Corp.	Call	1/23/17	USD	50.10	350	(82,850)
Activision Blizzard, Inc.	Call	1/27/17	USD	38.00	200	(8,000)
Aetna, Inc.	Call	1/27/17	USD	129.00	25	(6,438)
Allergan PLC	Call	1/27/17	USD	200.00	42	(59,010)
Alphabet, Inc., Class A	Call	1/27/17	USD	830.00	56	(61,040)
Altria Group, Inc.	Call	1/27/17	USD	66.00	367	(93,769)
Anadarko Petroleum Corp.	Call	1/27/17	USD	75.00	26	(1,417)
Apple, Inc.	Call	1/27/17	USD	113.00	246	(114,390)
BP PLC — ADR	Call	1/27/17	USD	36.50	188	(25,756)
Chevron Corp.	Call	1/27/17	USD	118.00	237	(52,851)
Cisco Systems, Inc.	Call	1/27/17	USD	30.50	465	(14,880)
Citigroup, Inc.	Call	1/27/17	USD	60.00	27	(4,185)
Citigroup, Inc.	Call	1/27/17	USD	61.00	35	(3,955)
Cognizant Technology Solutions Corp., Class A	Call	1/27/17	USD	58.00	104	(8,580)
Cognizant Technology Solutions Corp., Class A	Call	1/27/17	USD	58.50	105	(7,088)
Comcast Corp., Class A	Call	1/27/17	USD	71.00	131	(13,231)
Delta Air Lines, Inc.	Call	1/27/17	USD	51.00	180	(18,000)
Dow Chemical Co.	Call	1/27/17	USD	60.00	31	(1,348)
DR Horton, Inc.	Call	1/27/17	USD	30.00	330	(5,940)
Goodyear Tire & Rubber Co.	Call	1/27/17	USD	33.50	275	(4,812)
Goodyear Tire & Rubber Co.	Call	1/27/17	USD	34.00	152	(4,180)
Hess Corp.	Call	1/27/17	USD	65.50	67	(9,112)
Humana, Inc.	Call	1/27/17	USD	217.50	40	(18,000)
Mallinckrodt PLC	Call	1/27/17	USD	57.00	180	(13,950)
Marathon Oil Corp.	Call	1/27/17	USD	20.50	142	(3,550)
Microsoft Corp.	Call	1/27/17	USD	64.00	594	(60,588)
Norfolk Southern Corp.	Call	1/27/17	USD	110.00	55	(13,475)
Suncor Energy, Inc.	Call	1/27/17	USD	33.00	171	(12,226)
Suncor Energy, Inc.	Call	1/27/17	USD	34.00	368	(12,696)
Teva Pharmaceutical Industries Ltd. — ADR	Call	1/27/17	USD	38.50	200	(9,900)
U.S. Bancorp	Call	1/27/17	USD	52.00	134	(10,251)
Walgreens Boots Alliance, Inc.	Call	1/27/17	USD	86.00	330	(42,570)
Aetna, Inc.	Call	1/30/17	USD	124.25	193	(85,537)
Bank of America Corp.	Call	1/30/17	USD	20.08	800	(183,090)
Goldman Sachs Group, Inc.	Call	1/30/17	USD	211.60	60	(177,348)
Home Depot, Inc.	Call	1/30/17	USD	131.60	172	(81,716)
JPMorgan Chase & Co.	Call	1/30/17	USD	79.60	429	(288,980)
UnitedHealth Group, Inc.	Call	1/30/17	USD	157.00	63	(41,382)
TOTAL SA — ADR	Call	1/31/17	USD	47.50	85	(31,627)
Activision Blizzard, Inc.	Call	2/02/17	USD	40.00	280	(8,430)
Avery Dennison Corp.	Call	2/02/17	USD	73.60	61	(2,770)
Alphabet, Inc., Class A	Call	2/03/17	USD	815.00	54	(93,960)
CVS Health Corp.	Call	2/03/17	USD	80.50	218	(23,108)
CVS Health Corp.	Call	2/03/17	USD	81.00	218	(19,402)
Dow Chemical Co.	Call	2/03/17	USD	59.50	301	(20,318)
JPMorgan Chase & Co.	Call	2/03/17	USD	88.00	306	(44,982)
Mallinckrodt PLC	Call	2/03/17	USD	54.00	81	(14,985)
Marathon Oil Corp.	Call	2/03/17	USD	18.35	63	(2,845)
Aetna, Inc.	Call	2/07/17	USD	129.50	42	(12,767)
Flex Ltd.	Call	2/08/17	USD	14.80	419	(9,713)
Bank of America Corp.	Call	2/09/17	USD	20.16	600	(135,482)
BP PLC — ADR	Call	2/10/17	USD	37.50	224	(23,072)
EMCOR Group, Inc.	Call	2/10/17	USD	71.00	78	(19,859)
UnitedHealth Group, Inc.	Call	2/13/17	USD	157.00	63	(47,700)
Activision Blizzard, Inc.	Call	2/17/17	USD	39.00	270	(19,440)
Altria Group, Inc.	Call	2/17/17	USD	67.50	334	(68,136)
Apple, Inc.	Call	2/17/17	USD	120.00	259	(49,987)
Bank of America Corp.	Call	2/17/17	USD	21.00	1,264	(214,248)

See Notes to Financial Statements.

36	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
BP PLC — ADR	Call	2/17/17	USD	37.00	388	$(51,604)
Chevron Corp.	Call	2/17/17	USD	115.00	243	(117,855)
Citigroup, Inc.	Call	2/17/17	USD	60.00	11	(2,332)
Comcast Corp., Class A	Call	2/17/17	USD	72.50	323	(31,331)
Dow Chemical Co.	Call	2/17/17	USD	60.00	301	(24,231)
Gilead Sciences, Inc.	Call	2/17/17	USD	77.50	206	(26,059)
Hess Corp.	Call	2/17/17	USD	60.00	83	(39,632)
Home Depot, Inc.	Call	2/17/17	USD	131.60	172	(96,495)
Humana, Inc.	Call	2/17/17	USD	205.00	85	(108,375)
JPMorgan Chase & Co.	Call	2/17/17	USD	85.00	330	(112,200)
Laboratory Corp. of America Holdings	Call	2/17/17	USD	130.00	92	(28,980)
Marathon Oil Corp.	Call	2/17/17	USD	19.00	284	(13,348)
Pfizer, Inc.	Call	2/17/17	USD	34.00	120	(3,360)
Suncor Energy, Inc.	Call	2/17/17	USD	33.00	190	(22,040)
U.S. Bancorp	Call	2/17/17	USD	50.00	134	(30,619)
U.S. Bancorp	Call	2/17/17	USD	52.50	1,031	(94,852)
Wal-Mart Stores, Inc.	Call	2/17/17	USD	75.00	125	(2,062)
Wyndham Worldwide Corp.	Call	2/17/17	USD	77.50	87	(21,968)
Bank of America Corp.	Call	2/24/17	USD	20.86	604	(115,496)
Bank of America Corp.	Call	2/28/17	USD	20.40	526	(119,097)
Altria Group, Inc.	Call	3/17/17	USD	67.50	334	(82,498)
Bank of America Corp.	Call	3/17/17	USD	23.00	1,245	(105,203)
BP PLC — ADR	Call	3/17/17	USD	38.00	224	(22,176)
WABCO Holdings, Inc.	Call	3/17/17	USD	110.00	64	(21,440)
Total						$(8,046,010)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marathon Oil Corp.	Call	Barclays Bank PLC	1/03/17	USD	15.90	14,200	$(20,357)
SLM Corp.	Call	Barclays Bank PLC	1/03/17	USD	7.39	159,200	(577,976)
Flex Ltd.	Call	Barclays Bank PLC	1/05/17	USD	14.14	92,400	(27,506)
Owens Corning	Call	Goldman Sachs International	1/05/17	USD	53.06	13,600	(2,233)
Rio Tinto PLC — ADR	Call	Barclays Bank PLC	1/06/17	USD	34.10	5,200	(23,385)
Valero Energy Corp.	Call	Deutsche Bank AG	1/06/17	USD	64.50	8,000	(31,322)
Owens Corning	Call	Goldman Sachs International	1/11/17	USD	53.06	13,600	(5,003)
Robert Half International, Inc.	Call	Barclays Bank PLC	1/11/17	USD	45.47	14,500	(52,516)
Centene Corp.	Call	Barclays Bank PLC	1/12/17	USD	59.86	32,000	(9,006)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	1/12/17	USD	43.21	13,500	(23,503)
Lear Corp.	Call	UBS AG	1/13/17	USD	126.80	4,600	(29,154)
Dr. Pepper Snapple Group, Inc.	Call	Citibank N.A.	1/17/17	USD	83.76	28,000	(197,803)
L-3 Communications Holdings, Inc.	Call	Barclays Bank PLC	1/17/17	USD	158.65	6,000	(4,559)
Packaging Corp. of America	Call	Goldman Sachs International	1/17/17	USD	86.10	6,200	(7,133)
SLM Corp.	Call	Morgan Stanley & Co. International PLC	1/17/17	USD	8.60	92,000	(222,926)
Rio Tinto PLC — ADR	Call	Deutsche Bank AG	1/19/17	USD	36.58	7,200	(17,268)
Valero Energy Corp.	Call	Deutsche Bank AG	1/19/17	USD	64.50	8,000	(34,743)
Rio Tinto PLC — ADR	Call	Deutsche Bank AG	1/25/17	USD	42.60	32,000	(5,540)
Lear Corp.	Call	UBS AG	1/26/17	USD	136.28	17,700	(35,056)
Dr. Pepper Snapple Group, Inc.	Call	Deutsche Bank AG	1/31/17	USD	91.81	22,500	(28,018)
Packaging Corp. of America	Call	Citibank N.A.	1/31/17	USD	86.80	20,000	(28,620)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	2/02/17	USD	42.23	31,000	(96,953)
SunTrust Banks, Inc.	Call	Bank of America N.A.	2/02/17	USD	52.00	41,500	(162,626)
Carnival Corp.	Call	UBS AG	2/03/17	USD	52.20	51,000	(68,681)
Rio Tinto PLC — ADR	Call	Goldman Sachs International	2/06/17	USD	39.35	17,800	(22,455)
Rio Tinto PLC — ADR	Call	Morgan Stanley & Co. International PLC	2/06/17	USD	40.90	10,000	(6,728)
Anadarko Petroleum Corp.	Call	Barclays Bank PLC	2/07/17	USD	70.90	10,500	(27,118)
Statoil ASA — ADR	Call	Barclays Bank PLC	2/08/17	USD	18.50	40,000	(25,438)
Cigna Corp.	Call	Goldman Sachs International	2/09/17	USD	134.75	5,400	(33,912)
Robert Half International, Inc.	Call	Morgan Stanley & Co. International PLC	2/10/17	USD	48.55	12,600	(34,779)
Amdocs Ltd.	Call	Morgan Stanley & Co. International PLC	2/13/17	USD	60.25	24,000	(20,748)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	37

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Carnival Corp.	Call	Citibank N.A.	2/13/17	USD	52.80	51,000	$(65,683)
SLM Corp.	Call	Barclays Bank PLC	2/13/17	USD	10.85	105,600	(75,336)
CDW Corp.	Call	Barclays Bank PLC	2/15/17	USD	53.75	21,100	(39,482)
SunTrust Banks, Inc.	Call	Barclays Bank PLC	2/16/17	USD	52.75	41,500	(157,741)
Packaging Corp. of America	Call	Citibank N.A.	2/22/17	USD	86.70	13,600	(35,165)
Total							$(2,256,472)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	921,779	$6,490,809	—	—
Options written	8,140,087	58,049,114	—	—
Options exercised	(17,286)	(353,479)	—	—
Options expired	(2,320,909)	(13,447,925)	—	—
Options closed	(5,593,882)	(42,526,316)	—	—

Outstanding options at end of year	1,129,789	$8,212,203	—	—

As of period end, the value of portfolio securities subject to covered call options written was $309,093,073.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$128,627	—	—	$128,627
Options written	Options written, at value	—	—	10,302,482	—	—	10,302,482

Total		—	—	$10,431,109	—	—	$10,431,109

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

38	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Futures	—	—	$301,677	—	—	$301,677
Options purchased[1]	—	—	(607)	—	—	(607)
Options written	—	—	(8,774,735)	—	—	(8,774,735)

Total	—	—	$(8,473,665)	—	—	$(8,473,665)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures	—	—	$(128,627)	—	—	$(128,627)
Options written	—	—	(3,640,497)	—	—	(3,640,497)

Total	—	—	$(3,769,124)	—	—	$(3,769,124)

[1]	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$2,935,078
Options:
Average value of option contracts written	$8,149,367

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	—	$45,938
Options	—	10,302,482

Total derivative assets and liabilities in the Statements of Assets and Liabilities		$10,348,420
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,091,948)

Total derivative assets and liabilities subject to an MNA	—	$2,256,472

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	39

Schedule of Investments (concluded)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$162,626	—	—	—	$162,626
Barclays Bank PLC	1,040,420	—	$(1,040,420)	—	—
Citibank N.A.	327,271	—	(232,767)	—	94,504
Deutsche Bank AG	116,891	—	—	$(116,891)	—
Goldman Sachs International	70,736	—	—	—	70,736
Morgan Stanley & Co. International PLC	405,637	—	(313,399)	—	92,238
UBS AG	132,891	—	(132,891)	—	—
Total	$2,256,472	—	$(1,719,477)	$(116,891)	$420,104

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$649,488,655	—	—	$649,488,655
Short-Term Investments:
Money Market Funds	24,715,046	—	—	24,715,046
Time Deposits	—	$232,266	—	232,266

Subtotal	$674,203,701	$232,266	—	$674,435,967

Investments Valued at NAV[2]				695,588

Total Investments				$675,131,555

Derivative Financial Instruments[3]
Liabilities:
Equity contracts	$(5,660,160)	$(4,770,949)	—	$(10,431,109)

[1]	See above Schedule of Investments for values in each industry.

[2]	As of December 31, 2016, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]

Derivative financial instruments are futures contracts and options written. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

40	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.4%
Lockheed Martin Corp. (a)	81,330	$20,327,620
Northrop Grumman Corp. (a)	113,300	26,351,314
Raytheon Co. (a)	212,400	30,160,800

		76,839,734
Air Freight & Logistics — 1.1%
United Parcel Service, Class B (a)	167,000	19,144,880
Banks — 18.8%
Bank of America Corp. (a)(b)	3,745,210	82,769,141
Citigroup, Inc. (a)	902,620	53,642,707
JPMorgan Chase & Co. (a)(b)	840,718	72,545,556
KeyCorp (a)	411,160	7,511,893
SunTrust Banks, Inc. (a)	689,640	37,826,754
U.S. Bancorp (a)	473,943	24,346,452
Wells Fargo & Co. (a)(b)	891,951	49,155,420

		327,797,923
Beverages — 1.7%
Coca-Cola Co. (a)	392,800	16,285,488
Diageo PLC — ADR (a)	132,200	13,740,868

		30,026,356
Capital Markets — 4.6%
CME Group, Inc. (a)	163,700	18,882,795
Goldman Sachs Group, Inc. (a)	69,300	16,593,885
Invesco Ltd. (a)	354,864	10,766,574
Morgan Stanley (a)	785,400	33,183,150

		79,426,404
Chemicals — 2.9%
Dow Chemical Co. (a)	401,200	22,956,664
EI du Pont de Nemours & Co. (a)	303,100	22,247,540
Praxair, Inc. (a)	43,900	5,144,641

		50,348,845
Communications Equipment — 0.9%
Motorola Solutions, Inc. (a)	190,800	15,815,412
Consumer Finance — 0.2%
American Express Co. (a)	42,300	3,133,584
Diversified Telecommunication Services — 1.7%
BCE, Inc. (a)	115,700	5,002,868
Verizon Communications, Inc. (a)	467,200	24,939,136

		29,942,004
Electric Utilities — 2.3%
Exelon Corp. (a)	350,500	12,439,245
FirstEnergy Corp. (a)	141,500	4,382,255
NextEra Energy, Inc. (a)	201,600	24,083,136

		40,904,636
Electrical Equipment — 0.3%
Rockwell Automation, Inc. (a)	37,900	5,093,760
Energy Equipment & Services — 0.5%
Schlumberger Ltd. (a)	98,300	8,252,285
Equity Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co. (a)	244,500	7,357,005
Food & Staples Retailing — 1.3%
Kroger Co. (a)	653,700	22,559,187
Food Products — 0.6%
Mondelez International, Inc., Class A (a)	249,485	11,059,670
Health Care Equipment & Supplies — 0.7%
Becton Dickinson and Co. (a)	72,800	12,052,040

Common Stocks	Shares	Value
Health Care Providers & Services — 6.1%
Aetna, Inc. (a)	244,956	$30,376,993
Anthem, Inc. (a)	203,400	29,242,818
Quest Diagnostics, Inc. (a)	245,100	22,524,690
UnitedHealth Group, Inc. (a)	154,800	24,774,192

		106,918,693
Household Products — 1.0%
Procter & Gamble Co. (a)	212,120	17,835,050
Industrial Conglomerates — 4.6%
3M Co. (a)	42,900	7,660,653
General Electric Co. (a)	1,444,800	45,655,680
Honeywell International, Inc. (a)	224,600	26,019,910

		79,336,243
Insurance — 6.6%
Allstate Corp. (a)	118,900	8,812,868
American International Group, Inc. (a)	403,100	26,326,461
Marsh & McLennan Cos., Inc. (a)	126,200	8,529,858
MetLife, Inc. (a)	410,400	22,116,456
Prudential Financial, Inc. (a)	298,900	31,103,534
Travelers Cos., Inc. (a)	145,000	17,750,900

		114,640,077
Media — 2.3%
Comcast Corp., Class A (a)	481,900	33,275,195
Publicis Groupe SA	99,200	6,835,357

		40,110,552
Multiline Retail — 1.3%
Dollar General Corp. (a)	308,877	22,878,519
Multi-Utilities — 2.8%
CMS Energy Corp. (a)	261,300	10,875,306
Dominion Resources, Inc. (a)	246,600	18,887,094
DTE Energy Co. (a)	31,800	3,132,618
Public Service Enterprise Group, Inc. (a)	341,700	14,993,796

		47,888,814
Oil, Gas & Consumable Fuels — 11.6%
Anadarko Petroleum Corp. (a)	82,400	5,745,752
Chevron Corp. (a)	218,600	25,729,220
Exxon Mobil Corp. (a)	643,000	58,037,180
Hess Corp. (a)	781,110	48,655,342
Marathon Oil Corp. (a)	359,400	6,221,214
Marathon Petroleum Corp. (a)	156,000	7,854,600
Occidental Petroleum Corp. (a)	125,700	8,953,611
Pioneer Natural Resources Co. (a)	25,140	4,526,960
Suncor Energy, Inc. (a)	1,038,840	33,959,680
TOTAL SA — ADR (a)	34,700	1,768,659

		201,452,218
Personal Products — 0.8%
Unilever NV (a)	318,400	13,073,504
Pharmaceuticals — 7.4%
AstraZeneca PLC	359,236	19,617,190
Johnson & Johnson (a)	163,200	18,802,272
Merck & Co., Inc. (a)	625,600	36,829,072
Pfizer, Inc. (a)	1,670,690	54,264,011

		129,512,545
Professional Services — 0.7%
Experian PLC	286,400	5,545,206
Nielsen Holdings PLC (a)	145,700	6,112,115

		11,657,321

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	41

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Common Stocks	Shares	Value
Road & Rail — 0.9%
Union Pacific Corp. (a)	147,000	$15,240,960
Semiconductors & Semiconductor Equipment — 2.3%
Intel Corp. (a)	504,370	18,293,500
QUALCOMM, Inc. (a)	341,800	22,285,360

		40,578,860
Software — 3.9%
Microsoft Corp. (a)	638,600	39,682,604
Oracle Corp. (a)	745,700	28,672,165

		68,354,769
Specialty Retail — 2.5%
Gap, Inc. (a)	457,800	10,273,032
Home Depot, Inc. (a)	245,840	32,962,227

		43,235,259
Technology Hardware, Storage & Peripherals — 2.0%
Lenovo Group Ltd.	11,934,000	7,193,893
Samsung Electronics Co. Ltd. — GDR	36,600	27,212,420

		34,406,313
Tobacco — 1.6%
Altria Group, Inc. (a)	128,990	8,722,304
Philip Morris International, Inc. (a)	104,200	9,533,258
Reynolds American, Inc. (a)	170,538	9,556,949

		27,812,511

Common Stocks	Shares	Value
Water Utilities — 0.2%
American Water Works Co., Inc. (a)	57,800	$4,182,408
Wireless Telecommunication Services — 0.5%
SK Telecom Co. Ltd. — ADR (a)	387,800	8,105,020
Total Long-Term Investments (Cost — $1,278,067,603) — 101.5%		1,766,973,361

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(d)	3,630,472	3,630,472
Total Short-Term Securities (Cost — $3,630,472) — 0.2%		3,630,472
Total Investments Before Options Written (Cost — $1,281,698,075) — 101.7%		1,770,603,833

Options Written
(Premiums Received — $20,925,252) — (1.7)%		(29,467,237)
Total Investments Net of Options Written — 100.0%		1,741,136,596
Other Assets Less Liabilities — 0.0%		512,239

Net Assets — 100.0%		$1,741,648,835

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Current yield as of period end.

(d)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	13,770,944	(13,770,944)	—	—	$21,382		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,630,472	3,630,472	$3,630,472	3,808		—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	133	[1]	$36
Total				$3,630,472	$25,323		$36

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Exxon Mobil Corp.	Call	1/04/17	USD	89.00	177	$(27,810)
3M Co.	Call	1/06/17	USD	175.00	90	(36,450)
Anthem, Inc.	Call	1/06/17	USD	147.00	135	(9,112)
Bank of America Corp.	Call	1/06/17	USD	22.00	1,755	(69,322)
Citigroup, Inc.	Call	1/06/17	USD	56.50	560	(170,800)
Coca-Cola Co.	Call	1/06/17	USD	41.00	1,084	(64,498)
Comcast Corp., Class A	Call	1/06/17	USD	70.00	360	(12,420)
Exxon Mobil Corp.	Call	1/06/17	USD	89.00	588	(92,316)

See Notes to Financial Statements.

42	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Gap, Inc.	Call	1/06/17	USD	26.00	546	$(3,549)
General Electric Co.	Call	1/06/17	USD	32.00	618	(5,562)
Goldman Sachs Group, Inc.	Call	1/06/17	USD	230.00	104	(105,820)
Intel Corp.	Call	1/06/17	USD	35.50	457	(43,415)
Marathon Oil Corp.	Call	1/06/17	USD	18.50	538	(2,152)
Merck & Co., Inc.	Call	1/06/17	USD	62.00	480	(2,880)
Microsoft Corp.	Call	1/06/17	USD	60.50	376	(68,432)
Occidental Petroleum Corp.	Call	1/06/17	USD	70.00	20	(3,040)
Occidental Petroleum Corp.	Call	1/06/17	USD	73.00	26	(390)
Pfizer, Inc.	Call	1/06/17	USD	31.50	481	(51,226)
Procter & Gamble Co.	Call	1/06/17	USD	85.50	248	(3,968)
QUALCOMM, Inc.	Call	1/06/17	USD	69.00	204	(1,224)
Schlumberger Ltd.	Call	1/06/17	USD	86.00	172	(2,236)
Union Pacific Corp.	Call	1/06/17	USD	102.00	247	(55,204)
Wells Fargo & Co.	Call	1/06/17	USD	57.50	560	(3,640)
Weyerhaeuser Co.	Call	1/06/17	USD	32.00	410	(6,150)
Goldman Sachs Group, Inc.	Call	1/09/17	USD	198.00	73	(303,259)
Wells Fargo & Co.	Call	1/09/17	USD	51.00	1,008	(422,526)
Citigroup, Inc.	Call	1/10/17	USD	54.80	301	(142,257)
MetLife, Inc.	Call	1/10/17	USD	53.50	526	(61,339)
MetLife, Inc.	Call	1/10/17	USD	54.51	263	(18,010)
CME Group, Inc.	Call	1/11/17	USD	117.00	175	(15,059)
Diageo PLC — ADR	Call	1/11/17	USD	103.01	560	(106,907)
American Water Works Co., Inc.	Call	1/12/17	USD	72.71	40	(4,230)
American International Group, Inc.	Call	1/13/17	USD	64.50	200	(28,800)
American International Group, Inc.	Call	1/13/17	USD	65.50	404	(32,522)
Bank of America Corp.	Call	1/13/17	USD	22.50	1,755	(68,445)
Bank of America Corp.	Call	1/13/17	USD	23.00	527	(11,594)
Coca-Cola Co.	Call	1/13/17	USD	42.50	474	(3,792)
Comcast Corp., Class A	Call	1/13/17	USD	70.00	577	(38,948)
Dollar General Corp.	Call	1/13/17	USD	75.50	934	(86,395)
Dow Chemical Co.	Call	1/13/17	USD	59.50	504	(8,064)
EI du Pont de Nemours & Co.	Call	1/13/17	USD	74.00	415	(48,140)
Exxon Mobil Corp.	Call	1/13/17	USD	90.00	211	(27,114)
General Electric Co.	Call	1/13/17	USD	32.00	997	(19,442)
Hess Corp.	Call	1/13/17	USD	58.00	1,103	(507,380)
Intel Corp.	Call	1/13/17	USD	36.00	458	(32,747)
Johnson & Johnson	Call	1/13/17	USD	112.00	1,048	(387,760)
JPMorgan Chase & Co.	Call	1/13/17	USD	85.50	1,510	(270,290)
Marathon Oil Corp.	Call	1/13/17	USD	18.50	538	(7,532)
Marathon Petroleum Corp.	Call	1/13/17	USD	49.00	299	(62,790)
Marsh & McLennan Cos., Inc.	Call	1/13/17	USD	66.60	237	(39,865)
Merck & Co., Inc.	Call	1/13/17	USD	62.00	827	(7,030)
Microsoft Corp.	Call	1/13/17	USD	61.00	188	(29,892)
Microsoft Corp.	Call	1/13/17	USD	61.50	190	(23,370)
Mondelez International, Inc., Class A	Call	1/13/17	USD	43.50	126	(19,530)
Occidental Petroleum Corp.	Call	1/13/17	USD	73.50	26	(884)
Pfizer, Inc.	Call	1/13/17	USD	32.50	1,289	(56,716)
Pioneer Natural Resources Co.	Call	1/13/17	USD	195.00	40	(2,100)
Procter & Gamble Co.	Call	1/13/17	USD	83.00	394	(70,132)
QUALCOMM, Inc.	Call	1/13/17	USD	67.50	40	(1,220)
QUALCOMM, Inc.	Call	1/13/17	USD	69.50	512	(4,608)
Schlumberger Ltd.	Call	1/13/17	USD	86.50	173	(5,450)
Suncor Energy, Inc.	Call	1/13/17	USD	33.00	735	(31,973)
U.S. Bancorp	Call	1/13/17	USD	51.00	323	(28,747)
United Parcel Service, Class B	Call	1/13/17	USD	119.00	186	(2,976)
UnitedHealth Group, Inc.	Call	1/13/17	USD	162.50	325	(46,312)
Verizon Communications, Inc.	Call	1/13/17	USD	52.00	201	(30,652)
Bank of America Corp.	Call	1/17/17	USD	20.08	1,318	(282,130)
SK Telecom Co. Ltd. — ADR	Call	1/19/17	USD	21.01	997	(44,886)
3M Co.	Call	1/20/17	USD	175.00	32	(15,840)
Aetna, Inc.	Call	1/20/17	USD	125.00	28	(9,240)
Aetna, Inc.	Call	1/20/17	USD	130.00	312	(51,012)
Allstate Corp.	Call	1/20/17	USD	72.50	393	(83,512)
Altria Group, Inc.	Call	1/20/17	USD	67.50	226	(25,764)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	43

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
American Express Co.	Call	1/20/17	USD	70.00	129	$(58,695)
American International Group, Inc.	Call	1/20/17	USD	62.50	186	(58,590)
Anadarko Petroleum Corp.	Call	1/20/17	USD	65.00	207	(109,192)
Anthem, Inc.	Call	1/20/17	USD	130.00	167	(237,140)
Anthem, Inc.	Call	1/20/17	USD	145.00	159	(47,064)
Bank of America Corp.	Call	1/20/17	USD	23.00	527	(16,600)
Chevron Corp.	Call	1/20/17	USD	108.75	487	(469,461)
Citigroup, Inc.	Call	1/20/17	USD	50.00	317	(301,942)
Citigroup, Inc.	Call	1/20/17	USD	55.00	649	(309,898)
Coca-Cola Co.	Call	1/20/17	USD	41.00	995	(83,580)
Comcast Corp., Class A	Call	1/20/17	USD	67.50	539	(130,708)
Diageo PLC — ADR	Call	1/20/17	USD	105.00	300	(35,250)
Dollar General Corp.	Call	1/20/17	USD	77.50	17	(1,148)
Dominion Resources, Inc.	Call	1/20/17	USD	72.50	433	(190,520)
DTE Energy Co.	Call	1/20/17	USD	95.00	160	(70,400)
EI du Pont de Nemours & Co.	Call	1/20/17	USD	70.00	114	(45,030)
EI du Pont de Nemours & Co.	Call	1/20/17	USD	72.50	114	(24,909)
Exelon Corp.	Call	1/20/17	USD	34.00	249	(44,198)
Exxon Mobil Corp.	Call	1/20/17	USD	90.00	762	(117,348)
FirstEnergy Corp.	Call	1/20/17	USD	32.00	266	(6,650)
FirstEnergy Corp.	Call	1/20/17	USD	35.00	181	(1,810)
FirstEnergy Corp.	Call	1/20/17	USD	36.00	88	(880)
Gap, Inc.	Call	1/20/17	USD	27.00	989	(6,923)
General Electric Co.	Call	1/20/17	USD	31.00	1,854	(174,276)
Goldman Sachs Group, Inc.	Call	1/20/17	USD	210.00	94	(283,645)
Hess Corp.	Call	1/20/17	USD	60.00	1,379	(472,308)
Home Depot, Inc.	Call	1/20/17	USD	127.75	450	(329,693)
Honeywell International, Inc.	Call	1/20/17	USD	113.05	733	(292,723)
Honeywell International, Inc.	Call	1/20/17	USD	120.00	726	(27,951)
Intel Corp.	Call	1/20/17	USD	37.00	906	(31,257)
Invesco Ltd.	Call	1/20/17	USD	32.00	1,416	(24,780)
Johnson & Johnson	Call	1/20/17	USD	115.00	311	(51,470)
JPMorgan Chase & Co.	Call	1/20/17	USD	77.50	792	(700,920)
KeyCorp	Call	1/20/17	USD	17.00	349	(49,209)
Kroger Co.	Call	1/20/17	USD	33.75	730	(94,900)
Kroger Co.	Call	1/20/17	USD	35.00	1,420	(85,200)
Lockheed Martin Corp.	Call	1/20/17	USD	257.75	98	(13,680)
Marathon Oil Corp.	Call	1/20/17	USD	16.00	470	(72,850)
Marathon Petroleum Corp.	Call	1/20/17	USD	46.25	200	(89,000)
Marathon Petroleum Corp.	Call	1/20/17	USD	50.00	106	(18,020)
Marsh & McLennan Cos., Inc.	Call	1/20/17	USD	70.00	394	(7,880)
Merck & Co., Inc.	Call	1/20/17	USD	62.50	931	(10,241)
MetLife, Inc.	Call	1/20/17	USD	55.00	631	(48,903)
Microsoft Corp.	Call	1/20/17	USD	60.00	269	(67,922)
Microsoft Corp.	Call	1/20/17	USD	62.50	508	(43,688)
Mondelez International, Inc., Class A	Call	1/20/17	USD	43.00	339	(71,868)
Mondelez International, Inc., Class A	Call	1/20/17	USD	44.00	258	(38,700)
Morgan Stanley	Call	1/20/17	USD	38.00	291	(129,495)
Morgan Stanley	Call	1/20/17	USD	39.35	292	(95,389)
Motorola Solutions, Inc.	Call	1/20/17	USD	82.50	478	(81,499)
NextEra Energy, Inc.	Call	1/20/17	USD	120.00	188	(31,490)
Northrop Grumman Corp.	Call	1/20/17	USD	245.50	310	(14,911)
Occidental Petroleum Corp.	Call	1/20/17	USD	70.00	25	(5,475)
Oracle Corp.	Call	1/20/17	USD	40.00	921	(7,829)
Pfizer, Inc.	Call	1/20/17	USD	34.00	3,195	(27,158)
Philip Morris International, Inc.	Call	1/20/17	USD	95.00	80	(2,160)
Pioneer Natural Resources Co.	Call	1/20/17	USD	180.00	4	(2,000)
Pioneer Natural Resources Co.	Call	1/20/17	USD	195.00	40	(3,700)
Praxair, Inc.	Call	1/20/17	USD	120.00	285	(24,938)
Procter & Gamble Co.	Call	1/20/17	USD	85.00	344	(23,908)
Prudential Financial, Inc.	Call	1/20/17	USD	100.00	747	(380,970)
Public Service Enterprise Group, Inc.	Call	1/20/17	USD	45.00	856	(27,820)
QUALCOMM, Inc.	Call	1/20/17	USD	67.50	260	(12,740)
QUALCOMM, Inc.	Call	1/20/17	USD	70.00	248	(3,224)
Quest Diagnostics, Inc.	Call	1/20/17	USD	85.00	1,225	(851,375)

See Notes to Financial Statements.

44	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Raytheon Co.	Call	1/20/17	USD	145.00	217	$(26,474)
Raytheon Co.	Call	1/20/17	USD	150.00	445	(11,570)
Reynolds American, Inc.	Call	1/20/17	USD	52.50	936	(379,080)
Reynolds American, Inc.	Call	1/20/17	USD	55.00	175	(31,062)
Rockwell Automation, Inc.	Call	1/20/17	USD	135.00	94	(21,385)
Rockwell Automation, Inc.	Call	1/20/17	USD	140.00	96	(5,280)
Schlumberger Ltd.	Call	1/20/17	USD	82.50	121	(32,610)
Schlumberger Ltd.	Call	1/20/17	USD	87.50	172	(8,600)
Suncor Energy, Inc.	Call	1/20/17	USD	31.00	1,750	(337,750)
Suncor Energy, Inc.	Call	1/20/17	USD	32.00	995	(114,923)
SunTrust Banks, Inc.	Call	1/20/17	USD	55.00	1,028	(133,640)
TOTAL SA — ADR	Call	1/20/17	USD	47.50	87	(31,320)
Travelers Cos., Inc.	Call	1/20/17	USD	115.00	350	(271,250)
Unilever NV	Call	1/20/17	USD	40.20	648	(79,987)
Union Pacific Corp.	Call	1/20/17	USD	105.00	249	(54,904)
United Parcel Service, Class B	Call	1/20/17	USD	115.00	241	(36,632)
UnitedHealth Group, Inc.	Call	1/20/17	USD	150.00	111	(122,932)
Verizon Communications, Inc.	Call	1/20/17	USD	48.00	543	(293,220)
Verizon Communications, Inc.	Call	1/20/17	USD	50.00	176	(60,720)
Wells Fargo & Co.	Call	1/20/17	USD	52.50	559	(173,290)
Wells Fargo & Co.	Call	1/20/17	USD	55.00	561	(77,979)
Weyerhaeuser Co.	Call	1/20/17	USD	30.00	408	(29,580)
Becton Dickinson and Co.	Call	1/23/17	USD	173.50	240	(17,989)
Nielsen Holdings PLC	Call	1/23/17	USD	46.00	242	(10,966)
BCE, Inc.	Call	1/24/17	USD	44.51	254	(5,065)
3M Co.	Call	1/27/17	USD	180.00	92	(27,508)
Aetna, Inc.	Call	1/27/17	USD	129.00	390	(100,425)
Altria Group, Inc.	Call	1/27/17	USD	66.00	29	(7,410)
American Express Co.	Call	1/27/17	USD	76.00	145	(17,690)
American International Group, Inc.	Call	1/27/17	USD	66.50	201	(15,176)
Anadarko Petroleum Corp.	Call	1/27/17	USD	75.00	205	(11,172)
Chevron Corp.	Call	1/27/17	USD	118.00	346	(77,158)
Citigroup, Inc.	Call	1/27/17	USD	60.00	440	(68,200)
Citigroup, Inc.	Call	1/27/17	USD	61.00	862	(97,406)
CME Group, Inc.	Call	1/27/17	USD	120.00	555	(44,400)
Comcast Corp., Class A	Call	1/27/17	USD	71.00	360	(36,360)
Dollar General Corp.	Call	1/27/17	USD	79.00	294	(15,435)
Dow Chemical Co.	Call	1/27/17	USD	60.00	203	(8,830)
EI du Pont de Nemours & Co.	Call	1/27/17	USD	75.00	414	(57,960)
Exxon Mobil Corp.	Call	1/27/17	USD	92.00	353	(30,005)
Gap, Inc.	Call	1/27/17	USD	26.00	154	(2,541)
General Electric Co.	Call	1/27/17	USD	32.00	492	(21,156)
Hess Corp.	Call	1/27/17	USD	65.50	188	(25,568)
Marathon Petroleum Corp.	Call	1/27/17	USD	52.00	237	(26,662)
Merck & Co., Inc.	Call	1/27/17	USD	61.50	890	(31,150)
Microsoft Corp.	Call	1/27/17	USD	64.00	510	(52,020)
Morgan Stanley	Call	1/27/17	USD	43.00	562	(56,762)
Occidental Petroleum Corp.	Call	1/27/17	USD	74.00	333	(20,979)
Philip Morris International, Inc.	Call	1/27/17	USD	92.00	407	(63,085)
Pioneer Natural Resources Co.	Call	1/27/17	USD	195.00	79	(11,455)
QUALCOMM, Inc.	Call	1/27/17	USD	70.00	158	(8,374)
Suncor Energy, Inc.	Call	1/27/17	USD	33.00	744	(53,196)
Suncor Energy, Inc.	Call	1/27/17	USD	34.00	854	(29,463)
U.S. Bancorp	Call	1/27/17	USD	52.00	469	(35,878)
United Parcel Service, Class B	Call	1/27/17	USD	121.00	229	(5,267)
Wells Fargo & Co.	Call	1/27/17	USD	56.00	530	(59,095)
Weyerhaeuser Co.	Call	1/27/17	USD	33.00	526	(13,150)
Aetna, Inc.	Call	1/30/17	USD	124.25	312	(138,277)
Bank of America Corp.	Call	1/30/17	USD	20.08	1,318	(301,640)
CMS Energy Corp.	Call	1/30/17	USD	40.50	67	(11,689)
Goldman Sachs Group, Inc.	Call	1/30/17	USD	211.60	75	(221,685)
Home Depot, Inc.	Call	1/30/17	USD	131.60	574	(272,702)
JPMorgan Chase & Co.	Call	1/30/17	USD	79.60	195	(131,354)
UnitedHealth Group, Inc.	Call	1/30/17	USD	157.00	169	(111,008)
Motorola Solutions, Inc.	Call	1/31/17	USD	83.00	477	(81,523)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	45

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
TOTAL SA — ADR	Call	1/31/17	USD	47.50	87	$(32,371)
Unilever NV	Call	1/31/17	USD	40.25	412	(55,576)
Dow Chemical Co.	Call	2/03/17	USD	59.50	349	(23,558)
FirstEnergy Corp.	Call	2/03/17	USD	32.51	172	(3,482)
General Electric Co.	Call	2/03/17	USD	31.05	1,600	(164,502)
JPMorgan Chase & Co.	Call	2/03/17	USD	88.00	777	(114,219)
Marathon Oil Corp.	Call	2/03/17	USD	18.35	331	(14,947)
QUALCOMM, Inc.	Call	2/03/17	USD	69.00	61	(5,429)
Allstate Corp.	Call	2/06/17	USD	72.50	201	(49,679)
Exelon Corp.	Call	2/06/17	USD	34.50	913	(153,623)
Prudential Financial, Inc.	Call	2/06/17	USD	98.20	748	(541,154)
CME Group, Inc.	Call	2/07/17	USD	118.00	88	(14,727)
CMS Energy Corp.	Call	2/07/17	USD	42.01	67	(5,924)
Kroger Co.	Call	2/07/17	USD	34.25	967	(129,438)
Wells Fargo & Co.	Call	2/08/17	USD	57.00	641	(56,862)
Bank of America Corp.	Call	2/09/17	USD	20.16	1,475	(333,061)
Public Service Enterprise Group, Inc.	Call	2/09/17	USD	43.85	292	(50,686)
Lockheed Martin Corp.	Call	2/10/17	USD	266.00	154	(15,554)
United Parcel Service, Class B	Call	2/10/17	USD	116.00	367	(75,602)
Verizon Communications, Inc.	Call	2/10/17	USD	50.90	708	(176,753)
UnitedHealth Group, Inc.	Call	2/13/17	USD	157.00	169	(127,958)
Travelers Cos., Inc.	Call	2/16/17	USD	122.25	586	(201,893)
Altria Group, Inc.	Call	2/17/17	USD	67.50	127	(25,908)
American International Group, Inc.	Call	2/17/17	USD	65.00	200	(46,900)
Bank of America Corp.	Call	2/17/17	USD	21.00	3,416	(579,012)
Citigroup, Inc.	Call	2/17/17	USD	60.00	522	(110,664)
Dollar General Corp.	Call	2/17/17	USD	82.50	300	(14,250)
Dominion Resources, Inc.	Call	2/17/17	USD	77.50	799	(123,845)
Dow Chemical Co.	Call	2/17/17	USD	60.00	349	(28,094)
Exxon Mobil Corp.	Call	2/17/17	USD	92.50	495	(60,638)
General Electric Co.	Call	2/17/17	USD	32.45	931	(40,227)
Hess Corp.	Call	2/17/17	USD	60.00	1,235	(589,713)
Home Depot, Inc.	Call	2/17/17	USD	131.60	574	(322,023)
JPMorgan Chase & Co.	Call	2/17/17	USD	85.00	129	(43,860)
Marathon Petroleum Corp.	Call	2/17/17	USD	50.00	172	(45,580)
MetLife, Inc.	Call	2/17/17	USD	57.50	632	(48,032)
Mondelez International, Inc., Class A	Call	2/17/17	USD	46.00	128	(19,648)
Mondelez International, Inc., Class A	Call	2/17/17	USD	48.00	392	(37,044)
Morgan Stanley	Call	2/17/17	USD	41.00	583	(144,292)
Northrop Grumman Corp.	Call	2/17/17	USD	251.90	102	(12,219)
Pfizer, Inc.	Call	2/17/17	USD	33.00	1,289	(79,918)
Procter & Gamble Co.	Call	2/17/17	USD	85.00	394	(57,918)
QUALCOMM, Inc.	Call	2/17/17	USD	70.00	205	(17,630)
Suncor Energy, Inc.	Call	2/17/17	USD	33.00	116	(13,456)
U.S. Bancorp	Call	2/17/17	USD	50.00	468	(106,938)
U.S. Bancorp	Call	2/17/17	USD	52.50	550	(50,600)
Union Pacific Corp.	Call	2/17/17	USD	110.00	239	(32,743)
United Parcel Service, Class B	Call	2/17/17	USD	120.00	59	(4,838)
Verizon Communications, Inc.	Call	2/17/17	USD	52.50	708	(114,342)
Wells Fargo & Co.	Call	2/17/17	USD	52.50	600	(213,000)
Exelon Corp.	Call	2/23/17	USD	36.00	590	(47,687)
American International Group, Inc.	Call	2/24/17	USD	66.65	410	(51,804)
Bank of America Corp.	Call	2/24/17	USD	20.86	1,205	(230,418)
Bank of America Corp.	Call	2/28/17	USD	20.40	1,776	(402,122)
Altria Group, Inc.	Call	3/17/17	USD	67.50	127	(31,369)
Bank of America Corp.	Call	3/17/17	USD	23.00	3,654	(308,763)
Total						$(22,837,415)

See Notes to Financial Statements.

46	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marathon Oil Corp.	Call	Barclays Bank PLC	1/03/17	USD	15.90	22,950	$(32,900)
Microsoft Corp.	Call	Barclays Bank PLC	1/03/17	USD	60.27	26,000	(50,101)
Philip Morris International, Inc.	Call	Barclays Bank PLC	1/03/17	USD	98.81	19,000	—
Aetna, Inc.	Call	Bank of America N.A.	1/04/17	USD	111.43	8,500	(107,198)
Aetna, Inc.	Call	Morgan Stanley & Co. International PLC	1/04/17	USD	110.28	9,700	(133,333)
Altria Group, Inc.	Call	Bank of America N.A.	1/04/17	USD	66.69	11,200	(13,421)
Anthem, Inc.	Call	Credit Suisse International	1/04/17	USD	124.35	25,000	(485,982)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/04/17	GBP	49.26	26,800	(7)
Chevron Corp.	Call	Citibank N.A.	1/04/17	USD	106.84	16,000	(173,952)
Comcast Corp., Class A	Call	Barclays Bank PLC	1/04/17	USD	64.50	28,600	(133,789)
Exxon Mobil Corp.	Call	Barclays Bank PLC	1/04/17	USD	86.26	55,000	(222,472)
Intel Corp.	Call	Morgan Stanley & Co. International PLC	1/04/17	USD	35.68	70,000	(52,961)
JPMorgan Chase & Co.	Call	Société Générale	1/04/17	USD	70.45	40,000	(633,520)
Kroger Co.	Call	UBS AG	1/04/17	USD	32.68	30,500	(56,555)
Mondelez International, Inc., Class A	Call	Barclays Bank PLC	1/04/17	USD	45.91	17,500	(2,684)
Occidental Petroleum Corp.	Call	Barclays Bank PLC	1/04/17	USD	76.13	19,800	(20)
Oracle Corp.	Call	Barclays Bank PLC	1/04/17	USD	39.59	59,800	(499)
Oracle Corp.	Call	UBS AG	1/04/17	USD	39.79	29,900	(124)
Publicis Groupe SA	Call	UBS AG	1/04/17	EUR	59.95	21,600	(125,325)
QUALCOMM, Inc.	Call	UBS AG	1/04/17	USD	68.45	53,300	(770)
Altria Group, Inc.	Call	Morgan Stanley & Co. International PLC	1/05/17	USD	65.51	21,600	(47,572)
CMS Energy Corp.	Call	Morgan Stanley & Co. International PLC	1/05/17	USD	42.39	24,100	(4,749)
Exxon Mobil Corp.	Call	Citibank N.A.	1/05/17	USD	89.45	49,300	(65,008)
Microsoft Corp.	Call	UBS AG	1/05/17	USD	61.02	75,400	(101,097)
Morgan Stanley	Call	Citibank N.A.	1/05/17	USD	34.57	44,000	(338,105)
Pfizer, Inc.	Call	Barclays Bank PLC	1/05/17	USD	33.26	70,100	(3,136)
SK Telecom Co. Ltd. — ADR	Call	JPMorgan Chase Bank N.A.	1/05/17	USD	22.87	47,100	(1)
U.S. Bancorp	Call	Goldman Sachs International	1/05/17	USD	45.33	55,900	(338,075)
Chevron Corp.	Call	JPMorgan Chase Bank N.A.	1/06/17	USD	107.15	10,000	(105,878)
Comcast Corp., Class A	Call	Morgan Stanley & Co. International PLC	1/06/17	USD	65.01	28,700	(120,098)
Exxon Mobil Corp.	Call	Citibank N.A.	1/06/17	USD	87.61	55,000	(153,756)
General Electric Co.	Call	Barclays Bank PLC	1/06/17	USD	29.86	112,800	(199,782)
General Electric Co.	Call	Barclays Bank PLC	1/06/17	USD	30.16	56,500	(83,256)
Kroger Co.	Call	Bank of America N.A.	1/06/17	USD	33.28	83,000	(112,647)
Lockheed Martin Corp.	Call	Goldman Sachs International	1/06/17	USD	245.67	15,400	(82,381)
Microsoft Corp.	Call	Barclays Bank PLC	1/06/17	USD	60.48	26,000	(47,195)
Mondelez International, Inc., Class A	Call	Citibank N.A.	1/06/17	USD	45.40	20,300	(7,398)
Oracle Corp.	Call	UBS AG	1/06/17	USD	39.84	49,400	(490)
Pfizer, Inc.	Call	Barclays Bank PLC	1/06/17	USD	33.78	140,400	(1,815)
Microsoft Corp.	Call	Barclays Bank PLC	1/10/17	USD	61.49	41,750	(49,890)
Microsoft Corp.	Call	UBS AG	1/10/17	USD	62.49	41,750	(24,391)
Experian PLC	Call	Credit Suisse International	1/11/17	GBP	14.85	71,000	(76,864)
BCE, Inc.	Call	Barclays Bank PLC	1/12/17	USD	43.71	32,400	(8,486)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	1/12/17	USD	43.21	12,000	(20,891)
Publicis Groupe SA	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	63.15	14,000	(42,528)
CMS Energy Corp.	Call	Barclays Bank PLC	1/19/17	USD	40.35	63,100	(104,751)
KeyCorp	Call	Goldman Sachs International	1/25/17	USD	18.73	170,600	(64,082)
Samsung Electronics Co. Ltd. — GDR	Call	Bank of America N.A.	1/26/17	USD	771.63	9,000	(149,430)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/27/17	GBP	44.64	68,000	(95,838)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	2/02/17	USD	42.23	44,000	(137,610)
SunTrust Banks, Inc.	Call	Bank of America N.A.	2/02/17	USD	52.00	121,000	(474,164)
Publicis Groupe SA	Call	UBS AG	2/03/17	EUR	67.36	14,000	(16,414)
Raytheon Co.	Call	Goldman Sachs International	2/06/17	USD	151.00	40,000	(35,813)
Samsung Electronics Co. Ltd. — GDR	Call	Credit Suisse International	2/07/17	USD	775.03	9,000	(186,676)
AstraZeneca PLC	Call	UBS AG	2/10/17	GBP	43.71	80,000	(210,311)
NextEra Energy, Inc.	Call	UBS AG	2/13/17	USD	120.55	18,600	(43,636)
CMS Energy Corp.	Call	Citibank N.A.	2/16/17	USD	40.88	30,000	(47,536)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	47

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
SunTrust Banks, Inc.	Call	Barclays Bank PLC	2/16/17	USD	52.75	121,000	$(459,919)
NextEra Energy, Inc.	Call	Barclays Bank PLC	2/23/17	USD	118.51	63,300	(265,687)
Morgan Stanley	Call	Citibank N.A.	2/27/17	USD	43.75	60,000	(76,853)
Total							$(6,629,822)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of year	3,071,373	$ 15,748,607	—	—
Options written	20,766,909	132,990,406	—	—
Options exercised	(9,067)	(949,160)	—	—
Options expired	(13,166,845)	(26,981,541)	—	—
Options closed	(7,833,501)	(99,883,060)	—	—
Outstanding options at end of year	2,828,869	$ 20,925,252	—	—

As of period end, the value of portfolio securities subject to covered call options written was $893,182,646.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$29,467,237	—	—	$29,467,237

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(12,482)	—	—	$(12,482)
Options written	—	—	(41,352,597)	—	—	(41,352,597)
Total	—	—	$(41,365,079)	—	—	$(41,365,079)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[2]	—	—	$6,998	—	—	$6,998
Options written	—	—	(11,888,994)	—	—	(11,888,994)
Total	—	—	$(11,881,996)	—	—	$(11,881,996)

[1]	Options purchased are included in net realized gain (loss) from investment.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$1,406
Average value of option contracts written	$21,717,936

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

See Notes to Financial Statements.

48	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$ 29,467,237

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(22,837,415)

Total derivative assets and liabilities subject to an MNA	—	$ 6,629,822

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$856,860	—	$(856,860)	—	—
Barclays Bank PLC	1,666,382	—	(1,666,382)	—	—
Citibank N.A.	862,608	—	(769,608)	$(93,000)	—
Credit Suisse International	749,522	—	(749,522)	—	—
Goldman Sachs International	520,351	—	(520,351)	—	—
JPMorgan Chase Bank N.A.	105,879	—	—	—	$105,879
Morgan Stanley & Co. International PLC	655,587	—	(655,587)	—	—
Société Générale	633,520	—	(633,520)	—	—
UBS AG	579,113	—	(579,113)	—	—
Total	$6,629,822	—	$(6,430,943)	$(93,000)	$105,879

[1]	Excess of collateral pledged from the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$76,839,734	—	—	$76,839,734
Air Freight & Logistics	19,144,880	—	—	19,144,880
Banks	327,797,923	—	—	327,797,923
Beverages	30,026,356	—	—	30,026,356
Capital Markets	79,426,404	—	—	79,426,404
Chemicals	50,348,845	—	—	50,348,845
Communications Equipment	15,815,412	—	—	15,815,412
Consumer Finance	3,133,584	—	—	3,133,584
Diversified Telecommunication Services	29,942,004	—	—	29,942,004
Electric Utilities	40,904,636	—	—	40,904,636
Electrical Equipment	5,093,760	—	—	5,093,760
Energy Equipment & Services	8,252,285	—	—	8,252,285
Equity Real Estate Investment Trusts (REITs)	7,357,005	—	—	7,357,005
Food & Staples Retailing	22,559,187	—	—	22,559,187
Food Products	11,059,670	—	—	11,059,670

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	49

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Health Care Equipment & Supplies	$12,052,040	—	—	$12,052,040
Health Care Providers & Services	106,918,693	—	—	106,918,693
Household Products	17,835,050	—	—	17,835,050
Industrial Conglomerates	79,336,243	—	—	79,336,243
Insurance	114,640,077	—	—	114,640,077
Media	33,275,195	$6,835,357	—	40,110,552
Multiline Retail	22,878,519	—	—	22,878,519
Multi-Utilities	47,888,814	—	—	47,888,814
Oil, Gas & Consumable Fuels	201,452,218	—	—	201,452,218
Personal Products	13,073,504	—	—	13,073,504
Pharmaceuticals	109,895,355	19,617,190	—	129,512,545
Professional Services	6,112,115	5,545,206	—	11,657,321
Road & Rail	15,240,960	—	—	15,240,960
Semiconductors & Semiconductor Equipment	40,578,860	—	—	40,578,860
Software	68,354,769	—	—	68,354,769
Specialty Retail	43,235,259	—	—	43,235,259
Technology Hardware, Storage & Peripherals	—	34,406,313	—	34,406,313
Tobacco	27,812,511	—	—	27,812,511
Water Utilities	4,182,408	—	—	4,182,408
Wireless Telecommunication Services	8,105,020	—	—	8,105,020
Short-Term Securities	3,630,472	—	—	3,630,472

Total Investments	$1,704,199,767	$66,404,066	—	$1,770,603,833

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(15,534,705)	$(13,932,532)	—	$(29,467,237)

[1] Derivative financial instruments are options written, which are shown at value.

Transfers between Level 1 and Level 2 were as follow:

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$(9,448,258)	$9,448,258	—
[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

50	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.0%
Ensogo Ltd. (a)	418,198	—
Belgium — 1.8%
Anheuser-Busch InBev SA	157,682	$16,689,749
Canada — 1.0%
Encana Corp. (b)	366,400	4,300,796
Potash Corp. of Saskatchewan, Inc. (b)	301,540	5,454,859

		9,755,655
China — 2.6%
Alibaba Group Holding Ltd. — ADR (a)(b)	179,580	15,768,920
Baidu, Inc. — ADR (a)(b)	52,600	8,647,966

		24,416,886
France — 2.5%
AXA SA	328,300	8,276,077
Iliad SA	37,000	7,105,775
Renault SA	90,600	8,046,830

		23,428,682
Germany — 1.8%
Innogy SE (a)(c)	119,563	4,154,587
KION Group AG	85,500	4,747,104
thyssenkrupp AG	318,900	7,575,580

		16,477,271
Hong Kong — 0.7%
AIA Group Ltd.	1,148,900	6,435,955
India — 1.8%
Bharti Infratel Ltd.	1,229,359	6,212,734
Federal Bank Ltd.	3,654,600	3,587,925
HDFC Bank Ltd.	344,382	6,699,865

		16,500,524
Indonesia — 0.9%
Matahari Department Store Tbk PT	7,198,723	8,057,845
Ireland — 0.7%
Green REIT PLC	4,273,092	6,171,374
Italy — 2.5%
Atlantia SpA	215,300	5,037,251
Azimut Holding SpA	397,100	6,605,137
Eni SpA	405,100	6,567,128
Snam SpA	1,243,900	5,115,992

		23,325,508
Japan — 5.7%
Alps Electric Co. Ltd.	219,900	5,283,750
FANUC Corp.	39,500	6,608,133
Mitsubishi Estate Co. Ltd.	484,000	9,614,501
Nintendo Co. Ltd.	30,500	6,340,200
SoftBank Group Corp.	193,100	12,778,211
Sumitomo Mitsui Financial Group, Inc.	321,900	12,258,909

		52,883,704
Mexico — 0.6%
Fomento Economico Mexicano SAB de CV — ADR (b)	70,600	5,380,426
Netherlands — 1.0%
Koninklijke Philips NV	318,940	9,750,641
New Zealand — 0.5%
Xero Ltd. (a)	350,000	4,249,204
Norway — 1.0%
Statoil ASA	532,360	9,716,466
Peru — 0.5%
Credicorp Ltd. (b)	31,100	4,909,446

Common Stocks	Shares	Value
Philippines — 0.5%
CEMEX Holdings Philippines, Inc. (a)(c)	19,451,800	$4,343,273
Portugal — 1.1%
Galp Energia SGPS SA	672,400	10,024,333
South Africa — 1.0%
Naspers Ltd., N Shares	66,150	9,657,349
South Korea — 1.3%
Amorepacific Corp.	17,500	4,651,238
LG Chem Ltd.	36,100	7,784,854

		12,436,092
Spain — 1.2%
Cellnex Telecom SA (c)	780,578	11,204,559
Switzerland — 1.6%
Nestle SA	135,934	9,737,984
UBS Group AG	323,489	5,057,900

		14,795,884
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,416,000	7,931,378
Thailand — 0.6%
True Corp PCL	27,688,600	5,512,348
United Kingdom — 6.3%
AstraZeneca PLC	88,500	4,832,816
CNH Industrial NV	759,300	6,588,470
Fiat Chrysler Automobiles NV (a)	810,100	7,388,112
GlaxoSmithKline PLC	228,500	4,389,170
Imperial Brands PLC	165,220	7,200,420
Lloyds Banking Group PLC	8,866,900	6,808,735
Metro Bank PLC (a)	143,208	5,148,367
Nomad Foods Ltd. (a)	520,829	4,984,334
Unilever PLC	285,620	11,550,503

		58,890,927
United States — 56.6%
Acuity Brands, Inc. (b)	23,350	5,390,581
Adobe Systems, Inc. (a)(b)(d)	91,820	9,452,869
Allergan PLC (a)(b)	20,200	4,242,202
Alphabet, Inc., Class A (a)(b)	13,714	10,867,659
Alphabet, Inc., Class C (a)(b)	23,652	18,255,087
Amazon.com, Inc. (a)(b)	14,060	10,543,172
American International Group, Inc. (b)	108,600	7,092,666
Amgen, Inc. (b)	30,600	4,474,026
Apple, Inc. (b)(d)	155,600	18,021,592
Aramark (d)	245,920	8,784,262
Assured Guaranty Ltd. (b)	167,992	6,345,058
Athene Holding Ltd., Class A (a)	128,206	6,152,606
BankUnited, Inc. (b)(d)	253,563	9,556,789
Biogen, Inc. (a)(b)	14,100	3,998,478
Boston Scientific Corp. (a)(b)(d)	290,887	6,291,886
Celgene Corp. (a)(b)(d)	81,430	9,425,524
Centene Corp. (a)(b)	78,500	4,436,035
Cigna Corp. (b)	34,000	4,535,260
Citigroup, Inc. (b)(d)	266,108	15,814,798
Comcast Corp., Class A (b)(d)	136,100	9,397,705
Concho Resources, Inc. (a)(b)	53,930	7,151,118
Crown Holdings, Inc. (a)(b)	100,370	5,276,451
Delphi Automotive PLC (b)	91,710	6,176,670
Duke Energy Corp. (b)	86,800	6,737,416
Eastman Chemical Co. (b)	80,790	6,076,216
Eli Lilly & Co. (b)	90,200	6,634,210
EOG Resources, Inc. (b)	102,770	10,390,047
Facebook, Inc., Class A (a)(b)	81,000	9,319,050

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	51

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Common Stocks	Shares	Value
United States (continued)
Hartford Financial Services Group, Inc. (d)	147,300	$7,018,845
Intercontinental Exchange, Inc. (b)	124,400	7,018,648
Johnson Controls International PLC (b)	179,801	7,406,003
Kellogg Co. (b)	116,800	8,609,328
Kennedy-Wilson Holdings, Inc.	274,748	5,632,334
Lam Research Corp. (b)	90,800	9,600,284
Lowe’s Cos., Inc. (b)	81,030	5,762,854
Macquarie Infrastructure Corp. (b)	79,140	6,465,738
Mastercard, Inc., Class A (b)	115,260	11,900,595
McDonald’s Corp. (b)(d)	73,400	8,934,248
Medtronic PLC (b)	139,483	9,935,374
Merck & Co., Inc. (b)	108,810	6,405,645
Micron Technology, Inc. (a)(b)	203,100	4,451,952
Mondelez International, Inc., Class A (b)	135,930	6,025,777
Monsanto Co.	60,100	6,323,121
Mosaic Co. (b)	354,460	10,396,312
Newell Brands, Inc. (b)	101,000	4,509,650
Nucor Corp. (b)	103,600	6,166,272
PayPal Holdings, Inc. (a)(b)	229,300	9,050,471
Pfizer, Inc. (b)	284,430	9,238,286
Pioneer Natural Resources Co. (b)	40,100	7,220,807
Platform Specialty Products Corp. (a)	417,473	4,095,410
PPL Corp. (b)	192,700	6,561,435
Public Service Enterprise Group, Inc. (b)	153,630	6,741,284
RSP Permian, Inc. (a)(b)	109,900	4,903,738
salesforce.com, Inc. (a)(b)	112,500	7,701,750
Samsonite International SA	1,632,800	4,647,894
ServiceMaster Global Holdings, Inc. (a)(b)	159,705	6,016,087
Sherwin-Williams Co. (b)	21,800	5,858,532
Skyworks Solutions, Inc. (b)	62,500	4,666,250
Starbucks Corp. (b)	247,046	13,715,994
Strategic Growth Bancorp. (Acquired 3/10/14, Cost $5,461,692) (a)(e)	438,690	4,421,995
SVB Financial Group (a)(b)	40,800	7,003,728
Union Pacific Corp. (b)	91,274	9,463,288
UnitedHealth Group, Inc. (b)	33,277	5,325,651
Vulcan Materials Co. (b)	20,400	2,553,060
Walt Disney Co. (b)	102,900	10,724,238
Weatherford International PLC (a)	920,100	4,591,299
Wells Fargo & Co. (b)(d)	278,090	15,325,540
WestRock Co.	132,700	6,737,179

Common Stocks	Shares	Value
United States (continued)
Whirlpool Corp. (b)	33,500	$6,089,295

		526,055,624
Total Common Stocks — 96.6%		899,001,103

Preferred Stocks
India — 0.9%
Jasper Infotech Private Ltd., Series F (Acquired 5/7/14, Cost $1,888,464), 0.00% (a)(e)	266	6,484,031
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, Cost $741,913), 0.00% (a)(e)	88	2,145,093

		8,629,124
United States — 1.8%
Palantir Technologies, Inc., Series I (Acquired 2/7/14, Cost $3,118,944), 0.00% (a)(e)	508,800	4,116,192
Uber Technologies, Inc., Series D (Acquired 6/6/14, Cost $3,845,800), 0.00% (a)(e)	247,908	12,249,134

		16,365,326
Total Preferred Stocks — 2.7%		24,994,450
Total Long Term Investments (Cost — $820,915,590) — 99.3%		923,995,553

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (f)(g)	11,863,116	11,863,116
Total Short-Term Securities (Cost — $11,863,116) — 1.3%		11,863,116
Total Investments Before Options Written (Cost — $832,778,706) — 100.6%		935,858,669

Options Written
(Premiums Received — $11,608,196) — (1.2)%		(11,210,596)
Total Investments Net of Options Written — 99.4%		924,648,073
Other Assets Less Liabilities — 0.6%		5,249,091

Net Assets — 100.0%		$929,897,164

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Restricted securities as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $29,416,445 and an original cost of $15,056,813 which was 3.2% of its net assets.

(f)	Current yield as of period end.

See Notes to Financial Statements.

52	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

(g)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,389,331	(6,389,331)	—	—	$ 69,071		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	11,863,116	11,863,116	$11,863,116	13,069		$143
SL Liquidity Series, LLC, Money Market Series	427,550	(427,550)	—	—	19,796	[1]	—
Total				$11,863,116	$101,936		$143

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alibaba Group Holding Ltd. — ADR	Call	1/06/17	USD	94.50	93	$(418)
Alphabet, Inc., Class C	Call	1/06/17	USD	790.00	29	(4,132)
Amazon.com, Inc.	Call	1/06/17	USD	765.00	2	(635)
Amgen, Inc.	Call	1/06/17	USD	147.00	27	(3,092)
Apple, Inc.	Call	1/06/17	USD	115.00	144	(22,248)
Baidu, Inc. — ADR	Call	1/06/17	USD	180.00	93	(465)
Biogen, Inc.	Call	1/06/17	USD	310.00	19	(475)
Celgene Corp.	Call	1/06/17	USD	123.00	1	(10)
Citigroup, Inc.	Call	1/06/17	USD	56.50	308	(93,940)
Comcast Corp., Class A	Call	1/06/17	USD	70.00	35	(1,208)
Facebook, Inc., Class A	Call	1/06/17	USD	121.00	76	(570)
Lowe’s Cos., Inc.	Call	1/06/17	USD	76.00	75	(225)
Mastercard, Inc., Class A	Call	1/06/17	USD	105.00	301	(10,084)
Medtronic PLC	Call	1/06/17	USD	76.00	160	(480)
Merck & Co., Inc.	Call	1/06/17	USD	62.00	112	(672)
PayPal Holdings, Inc.	Call	1/06/17	USD	40.00	73	(1,387)
Pioneer Natural Resources Co.	Call	1/06/17	USD	195.00	50	(1,250)
salesforce.com, Inc.	Call	1/06/17	USD	74.00	117	(878)
Union Pacific Corp.	Call	1/06/17	USD	102.00	237	(52,970)
Wells Fargo & Co.	Call	1/06/17	USD	57.50	256	(1,664)
Amgen, Inc.	Call	1/09/17	USD	151.75	27	(2,389)
Wells Fargo & Co.	Call	1/09/17	USD	51.00	496	(207,910)
Citigroup, Inc.	Call	1/10/17	USD	54.80	195	(92,160)
ServiceMaster Global Holdings, Inc.	Call	1/10/17	USD	37.51	402	(36,501)
Alibaba Group Holding Ltd. — ADR	Call	1/11/17	USD	97.50	81	(211)
Apple, Inc.	Call	1/11/17	USD	113.00	67	(22,704)
Celgene Corp.	Call	1/12/17	USD	120.70	240	(18,325)
Alibaba Group Holding Ltd. — ADR	Call	1/13/17	USD	94.50	141	(2,961)
Alphabet, Inc., Class C	Call	1/13/17	USD	785.00	39	(22,230)
American International Group, Inc.	Call	1/13/17	USD	64.50	242	(34,848)
Apple, Inc.	Call	1/13/17	USD	113.00	66	(23,100)
Apple, Inc.	Call	1/13/17	USD	114.00	67	(18,324)
Biogen, Inc.	Call	1/13/17	USD	295.00	19	(8,075)
Celgene Corp.	Call	1/13/17	USD	118.00	116	(19,546)
Comcast Corp., Class A	Call	1/13/17	USD	70.00	198	(13,365)
EOG Resources, Inc.	Call	1/13/17	USD	105.00	28	(1,792)
Facebook, Inc., Class A	Call	1/13/17	USD	122.00	74	(1,480)
Lowe’s Cos., Inc.	Call	1/13/17	USD	72.00	145	(11,672)
Mastercard, Inc., Class A	Call	1/13/17	USD	106.00	140	(7,210)
Merck & Co., Inc.	Call	1/13/17	USD	62.00	113	(960)
Mondelez International, Inc., Class A	Call	1/13/17	USD	43.50	89	(13,795)
Mosaic Co.	Call	1/13/17	USD	30.00	229	(12,595)
PayPal Holdings, Inc.	Call	1/13/17	USD	40.00	73	(2,774)
PayPal Holdings, Inc.	Call	1/13/17	USD	40.50	105	(2,258)
PayPal Holdings, Inc.	Call	1/13/17	USD	41.00	74	(962)
Pioneer Natural Resources Co.	Call	1/13/17	USD	195.00	55	(2,888)
Potash Corp. of Saskatchewan, Inc.	Call	1/13/17	USD	19.50	375	(4,125)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	53

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
salesforce.com, Inc.	Call	1/13/17	USD	72.00	86	$(2,666)
salesforce.com, Inc.	Call	1/13/17	USD	74.00	117	(2,106)
Starbucks Corp.	Call	1/13/17	USD	59.50	114	(228)
UnitedHealth Group, Inc.	Call	1/13/17	USD	162.50	32	(4,560)
BankUnited, Inc.	Call	1/18/17	USD	34.55	500	(157,000)
Acuity Brands, Inc.	Call	1/20/17	USD	260.00	64	(6,560)
Adobe Systems, Inc.	Call	1/20/17	USD	105.00	252	(27,090)
Alibaba Group Holding Ltd. — ADR	Call	1/20/17	USD	97.50	111	(1,554)
Alphabet, Inc., Class A	Call	1/20/17	USD	820.00	41	(15,580)
Alphabet, Inc., Class C	Call	1/20/17	USD	810.00	18	(3,420)
Amgen, Inc.	Call	1/20/17	USD	155.00	122	(5,490)
Apple, Inc.	Call	1/20/17	USD	115.00	95	(22,515)
Apple, Inc.	Call	1/20/17	USD	117.00	80	(10,600)
Assured Guaranty Ltd.	Call	1/20/17	USD	30.00	230	(189,750)
Baidu, Inc. — ADR	Call	1/20/17	USD	175.00	91	(7,689)
Biogen, Inc.	Call	1/20/17	USD	320.00	39	(5,362)
Boston Scientific Corp.	Call	1/20/17	USD	21.00	235	(22,325)
Boston Scientific Corp.	Call	1/20/17	USD	23.00	880	(11,000)
Celgene Corp.	Call	1/20/17	USD	125.00	90	(4,590)
Centene Corp.	Call	1/20/17	USD	60.00	176	(8,800)
Cigna Corp.	Call	1/20/17	USD	140.00	47	(9,846)
Citigroup, Inc.	Call	1/20/17	USD	50.00	659	(627,697)
Citigroup, Inc.	Call	1/20/17	USD	55.00	112	(53,480)
Comcast Corp., Class A	Call	1/20/17	USD	67.50	77	(18,672)
Comcast Corp., Class A	Call	1/20/17	USD	72.50	186	(4,743)
Concho Resources, Inc.	Call	1/20/17	USD	135.00	267	(80,767)
Concho Resources, Inc.	Call	1/20/17	USD	145.00	30	(1,650)
Credicorp Ltd.	Call	1/20/17	USD	160.00	171	(38,047)
Crown Holdings, Inc.	Call	1/20/17	USD	55.00	322	(7,245)
Delphi Automotive PLC	Call	1/20/17	USD	70.00	250	(22,500)
Duke Energy Corp.	Call	1/20/17	USD	77.50	119	(14,875)
Eastman Chemical Co.	Call	1/20/17	USD	75.00	222	(39,405)
Encana Corp.	Call	1/20/17	CAD	17.00	2,015	(18,759)
EOG Resources, Inc.	Call	1/20/17	USD	105.00	62	(6,014)
EOG Resources, Inc.	Call	1/20/17	USD	95.00	73	(49,275)
Facebook, Inc., Class A	Call	1/20/17	USD	120.00	85	(6,120)
Fomento Economico Mexicano SAB de CV — ADR	Call	1/20/17	USD	80.00	108	(8,370)
Fomento Economico Mexicano SAB de CV — ADR	Call	1/20/17	USD	85.00	108	(5,400)
Intercontinental Exchange, Inc.	Call	1/20/17	USD	60.00	365	(2,738)
Johnson Controls International PLC	Call	1/20/17	USD	44.00	490	(8,085)
Kellogg Co.	Call	1/20/17	USD	75.00	320	(28,000)
Lam Research Corp.	Call	1/20/17	USD	105.00	189	(57,645)
Lam Research Corp.	Call	1/20/17	USD	115.00	310	(6,975)
Lowe’s Cos., Inc.	Call	1/20/17	USD	75.00	225	(6,188)
Macquarie Infrastructure Corp.	Call	1/20/17	USD	85.00	215	(7,525)
Mastercard, Inc., Class A	Call	1/20/17	USD	105.00	53	(5,724)
McDonald’s Corp.	Call	1/20/17	USD	121.25	176	(38,889)
Medtronic PLC	Call	1/20/17	USD	75.00	155	(2,558)
Merck & Co., Inc.	Call	1/20/17	USD	62.50	156	(1,716)
Mondelez International, Inc., Class A	Call	1/20/17	USD	43.00	237	(50,244)
Mondelez International, Inc., Class A	Call	1/20/17	USD	44.00	185	(27,750)
Mosaic Co.	Call	1/20/17	USD	27.50	500	(111,250)
Mosaic Co.	Call	1/20/17	USD	32.50	220	(3,850)
Nucor Corp.	Call	1/20/17	USD	67.50	240	(1,560)
PayPal Holdings, Inc.	Call	1/20/17	USD	40.00	630	(36,540)
PayPal Holdings, Inc.	Call	1/20/17	USD	41.00	74	(1,998)
Pfizer, Inc.	Call	1/20/17	USD	34.00	266	(2,261)
Pioneer Natural Resources Co.	Call	1/20/17	USD	180.00	39	(19,500)
Pioneer Natural Resources Co.	Call	1/20/17	USD	195.00	55	(5,088)
Potash Corp. of Saskatchewan, Inc.	Call	1/20/17	USD	20.00	375	(3,375)
PPL Corp.	Call	1/20/17	USD	35.00	180	(3,600)
Public Service Enterprise Group, Inc.	Call	1/20/17	USD	45.00	424	(13,780)
RSP Permian, Inc.	Call	1/20/17	USD	45.00	550	(75,625)
salesforce.com, Inc.	Call	1/20/17	USD	75.00	118	(2,183)
ServiceMaster Global Holdings, Inc.	Call	1/20/17	USD	40.00	200	(4,500)

See Notes to Financial Statements.

54	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Sherwin-Williams Co.	Call	1/20/17	USD	270.00	120	$(55,200)
Starbucks Corp.	Call	1/20/17	USD	57.50	600	(13,200)
SVB Financial Group	Call	1/20/17	USD	170.00	40	(27,400)
Union Pacific Corp.	Call	1/20/17	USD	105.00	236	(52,038)
Vulcan Materials Co.	Call	1/20/17	USD	135.00	42	(1,680)
Walt Disney Co.	Call	1/20/17	USD	100.00	244	(115,290)
Wells Fargo & Co.	Call	1/20/17	USD	52.50	255	(79,050)
Wells Fargo & Co.	Call	1/20/17	USD	55.00	256	(35,584)
Whirlpool Corp.	Call	1/20/17	USD	170.00	61	(75,792)
Alibaba Group Holding Ltd. — ADR	Call	1/27/17	USD	94.50	171	(17,955)
Alphabet, Inc., Class A	Call	1/27/17	USD	830.00	17	(18,530)
Alphabet, Inc., Class C	Call	1/27/17	USD	810.00	20	(19,700)
Amazon.com, Inc.	Call	1/27/17	USD	782.50	2	(2,285)
American International Group, Inc.	Call	1/27/17	USD	67.00	113	(6,950)
Apple, Inc.	Call	1/27/17	USD	113.00	225	(104,625)
Comcast Corp., Class A	Call	1/27/17	USD	71.00	35	(3,535)
Eli Lilly & Co.	Call	1/27/17	USD	74.00	250	(36,750)
EOG Resources, Inc.	Call	1/27/17	USD	110.00	102	(4,284)
Mastercard, Inc., Class A	Call	1/27/17	USD	106.00	140	(15,330)
Merck & Co., Inc.	Call	1/27/17	USD	61.50	217	(7,595)
Micron Technology, Inc.	Call	1/27/17	USD	22.50	350	(24,150)
Mosaic Co.	Call	1/27/17	USD	32.50	780	(19,110)
Nucor Corp.	Call	1/27/17	USD	63.50	330	(21,615)
PayPal Holdings, Inc.	Call	1/27/17	USD	41.50	232	(12,644)
Pfizer, Inc.	Call	1/27/17	USD	32.00	424	(40,492)
Pioneer Natural Resources Co.	Call	1/27/17	USD	195.00	21	(3,045)
salesforce.com, Inc.	Call	1/27/17	USD	73.00	180	(10,350)
Skyworks Solutions, Inc.	Call	1/27/17	USD	80.50	170	(23,375)
Starbucks Corp.	Call	1/27/17	USD	60.00	163	(3,994)
Wells Fargo & Co.	Call	1/27/17	USD	56.00	21	(2,342)
Whirlpool Corp.	Call	1/27/17	USD	175.00	123	(125,460)
EOG Resources, Inc.	Call	1/30/17	USD	96.00	102	(65,446)
UnitedHealth Group, Inc.	Call	1/30/17	USD	157.00	76	(49,921)
Vulcan Materials Co.	Call	1/31/17	USD	132.00	90	(11,318)
Duke Energy Corp.	Call	2/02/17	USD	79.00	357	(33,036)
Starbucks Corp.	Call	2/02/17	USD	57.75	373	(23,060)
Alibaba Group Holding Ltd. — ADR	Call	2/03/17	USD	92.00	284	(56,516)
Alphabet, Inc., Class A	Call	2/03/17	USD	815.00	17	(29,580)
McDonald’s Corp.	Call	2/03/17	USD	121.60	199	(56,734)
Pfizer, Inc.	Call	2/03/17	USD	33.00	150	(7,725)
Wells Fargo & Co.	Call	2/08/17	USD	57.00	118	(10,468)
EOG Resources, Inc.	Call	2/09/17	USD	105.00	163	(29,952)
Micron Technology, Inc.	Call	2/10/17	USD	20.20	510	(116,735)
UnitedHealth Group, Inc.	Call	2/13/17	USD	157.00	76	(57,543)
Acuity Brands, Inc.	Call	2/17/17	USD	260.00	64	(13,600)
Alibaba Group Holding Ltd. — ADR	Call	2/17/17	USD	105.00	106	(3,074)
Alphabet, Inc., Class C	Call	2/17/17	USD	795.00	24	(45,480)
Amazon.com, Inc.	Call	2/17/17	USD	785.00	37	(77,145)
American International Group, Inc.	Call	2/17/17	USD	65.00	242	(56,749)
Apple, Inc.	Call	2/17/17	USD	120.00	111	(21,423)
Baidu, Inc. — ADR	Call	2/17/17	USD	175.00	105	(32,235)
Citigroup, Inc.	Call	2/17/17	USD	60.00	236	(50,032)
Comcast Corp., Class A	Call	2/17/17	USD	72.50	217	(21,049)
Eli Lilly & Co.	Call	2/17/17	USD	75.00	250	(42,250)
EOG Resources, Inc.	Call	2/17/17	USD	105.00	35	(8,715)
Facebook, Inc., Class A	Call	2/17/17	USD	120.00	85	(25,712)
McDonald’s Corp.	Call	2/17/17	USD	121.60	199	(67,099)
Medtronic PLC	Call	2/17/17	USD	75.00	187	(11,127)
Micron Technology, Inc.	Call	2/17/17	USD	24.00	257	(13,493)
Mondelez International, Inc., Class A	Call	2/17/17	USD	46.00	88	(13,508)
Mondelez International, Inc., Class A	Call	2/17/17	USD	48.00	149	(14,080)
Mosaic Co.	Call	2/17/17	USD	30.00	220	(30,140)
Pfizer, Inc.	Call	2/17/17	USD	34.00	724	(20,272)
Skyworks Solutions, Inc.	Call	2/17/17	USD	80.00	170	(34,850)
Starbucks Corp.	Call	2/17/17	USD	60.00	113	(4,350)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	55

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Union Pacific Corp.	Call	2/17/17	USD	110.00	29	$(3,973)
Vulcan Materials Co.	Call	2/17/17	USD	130.00	70	(24,850)
Walt Disney Co.	Call	2/17/17	USD	105.00	110	(30,030)
Wells Fargo & Co.	Call	2/17/17	USD	52.50	128	(45,440)
Amazon.com, Inc.	Call	3/17/17	USD	785.00	36	(93,780)
Walt Disney Co.	Call	3/17/17	USD	105.25	211	(68,479)
Newell Brands, Inc.	Put	1/20/17	USD	45.00	505	(60,600)
Total						$(5,293,779)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/04/17	GBP	49.26	23,500	$(6)
AXA SA	Call	Credit Suisse International	1/04/17	EUR	22.64	60,000	(83,794)
Cellnex Telecom SA	Call	Bank of America N.A.	1/04/17	EUR	15.64	40,000	—
Kennedy-Wilson Holdings, Inc.	Call	Barclays Bank PLC	1/04/17	USD	20.98	32,000	(2,509)
Samsonite International SA	Call	BNP Paribas S.A.	1/04/17	HKD	26.17	240,000	—
Statoil ASA	Call	Credit Suisse International	1/04/17	NOK	141.58	65,000	(121,504)
GlaxoSmithKline PLC	Call	Credit Suisse International	1/05/17	GBP	16.06	35,000	(413)
Intercontinental Exchange, Inc.	Call	Citibank N.A.	1/05/17	USD	54.77	32,000	(55,408)
Koninklijke Philips NV	Call	UBS AG	1/05/17	EUR	27.72	43,000	(62,299)
Snam SpA	Call	Credit Suisse International	1/05/17	EUR	3.79	342,000	(44,680)
Aramark	Call	Goldman Sachs International	1/06/17	USD	34.95	44,000	(41,974)
Assured Guaranty Ltd.	Call	Barclays Bank PLC	1/06/17	USD	34.83	35,000	(103,731)
Eni SpA	Call	Credit Suisse International	1/10/17	EUR	13.21	18,000	(41,952)
Naspers Ltd., N Shares	Call	Morgan Stanley & Co. International PLC	1/10/17	ZAR	2,192.90	18,100	(4,612)
Cellnex Telecom SA	Call	Credit Suisse International	1/11/17	EUR	14.75	54,000	(605)
Eni SpA	Call	Bank of America N.A.	1/11/17	EUR	13.85	44,000	(71,858)
Kennedy-Wilson Holdings, Inc.	Call	Barclays Bank PLC	1/11/17	USD	22.78	32,100	(132)
Koninklijke Philips NV	Call	Bank of America N.A.	1/11/17	EUR	27.78	160,000	(238,636)
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	1/11/17	GBP	31.41	10,000	(481)
PPL Corp.	Call	Barclays Bank PLC	1/11/17	USD	33.15	66,000	(71,103)
Renault SA	Call	Morgan Stanley & Co. International PLC	1/11/17	EUR	83.55	20,000	(51,640)
WestRock Co.	Call	Barclays Bank PLC	1/12/17	USD	51.48	41,000	(31,102)
Xero Ltd.	Call	Deutsche Bank AG	1/12/17	NZD	19.65	6,000	(9)
Delphi Automotive PLC	Call	Barclays Bank PLC	1/13/17	USD	68.60	25,500	(26,962)
Aramark	Call	Bank of America N.A.	1/17/17	USD	36.75	43,200	(15,928)
Johnson Controls International PLC	Call	Barclays Bank PLC	1/17/17	USD	42.84	49,000	(14,531)
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	1/17/17	GBP	31.41	10,000	(980)
AIA Group Ltd.	Call	Citibank N.A.	1/18/17	HKD	48.10	247,000	(646)
AXA SA	Call	Credit Suisse International	1/18/17	EUR	22.76	60,000	(89,603)
Azimut Holding SpA	Call	Bank of America N.A.	1/18/17	EUR	14.27	55,000	(93,015)
Cellnex Telecom SA	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	15.59	68,400	(197)
CNH Industrial NV	Call	Bank of America N.A.	1/18/17	EUR	8.47	100,000	(11,581)
Eni SpA	Call	Bank of America N.A.	1/18/17	EUR	14.31	121,000	(144,359)
Nintendo Co. Ltd.	Call	Bank of America N.A.	1/18/17	JPY	28,507.25	4,800	(1,399)
Renault SA	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	83.96	20,000	(56,983)
Samsonite International SA	Call	JPMorgan Chase Bank N.A.	1/18/17	HKD	24.45	301,800	(348)
SoftBank Group Corp.	Call	Goldman Sachs International	1/18/17	JPY	6,904.88	44,000	(322,558)
Statoil ASA	Call	Credit Suisse International	1/18/17	NOK	151.65	100,000	(97,155)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	JPMorgan Chase Bank N.A.	1/18/17	TWD	190.64	386,000	(2,949)
thyssenkrupp AG	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	21.97	85,000	(82,204)
UBS Group AG	Call	Bank of America N.A.	1/18/17	CHF	16.95	89,000	(9,155)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	1/18/17	NZD	17.78	12,000	(2,531)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	1/19/17	EUR	13.12	85,000	(96,917)
Iliad SA	Call	Morgan Stanley & Co. International PLC	1/19/17	EUR	184.58	10,000	(42,870)
Newell Brands, Inc.	Call	Morgan Stanley & Co. International PLC	1/20/17	USD	49.00	55,500	(13,875)
Sumitomo Mitsui Financial Group, Inc.	Call	JPMorgan Chase Bank N.A.	1/23/17	JPY	4,749.12	111,000	(42,712)
SVB Financial Group	Call	Barclays Bank PLC	1/24/17	USD	157.00	18,000	(297,268)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	1/24/17	NZD	17.86	12,000	(2,771)
Cellnex Telecom SA	Call	Credit Suisse International	1/25/17	EUR	13.17	80,000	(51,901)

See Notes to Financial Statements.

56	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	1/25/17	EUR	14.24	99,000	$(38,086)
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	1/25/17	GBP	31.41	10,000	(1,881)
Metro Bank PLC	Call	UBS AG	1/25/17	GBP	32.90	7,000	(306)
Unilever PLC	Call	Credit Suisse International	1/25/17	GBP	31.56	74,000	(141,480)
Anheuser-Busch InBev SA	Call	Morgan Stanley & Co. International PLC	1/26/17	EUR	99.21	11,000	(33,447)
Anheuser-Busch InBev SA	Call	UBS AG	1/26/17	EUR	100.44	35,000	(79,064)
Aramark	Call	Goldman Sachs International	1/26/17	USD	35.53	48,000	(49,779)
Atlantia SpA	Call	Morgan Stanley & Co. International PLC	1/26/17	EUR	22.00	42,000	(26,356)
AXA SA	Call	Credit Suisse International	1/26/17	EUR	24.37	60,000	(32,011)
Eni SpA	Call	Credit Suisse International	1/26/17	EUR	15.19	61,800	(31,567)
KION Group AG	Call	Morgan Stanley & Co. International PLC	1/26/17	EUR	53.81	21,000	(25,724)
Naspers Ltd., N Shares	Call	UBS AG	1/26/17	ZAR	2,090.40	15,000	(44,735)
Nestle SA	Call	UBS AG	1/26/17	CHF	72.90	74,000	(87,034)
Nintendo Co. Ltd.	Call	Bank of America N.A.	1/26/17	JPY	25,756.50	12,000	(49,007)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/27/17	GBP	44.64	20,000	(28,188)
Mitsubishi Estate Co. Ltd.	Call	Bank of America N.A.	1/27/17	JPY	2,394.75	133,000	(39,880)
Alps Electric Co. Ltd.	Call	Bank of America N.A.	1/31/17	JPY	2,958.16	63,000	(33,756)
Eastman Chemical Co.	Call	UBS AG	1/31/17	USD	77.82	22,500	(21,725)
Hartford Financial Services Group, Inc.	Call	Morgan Stanley & Co. International PLC	1/31/17	USD	47.90	54,500	(47,698)
Kellogg Co.	Call	Royal Bank of Canada	1/31/17	USD	74.64	32,000	(43,564)
KION Group AG	Call	Morgan Stanley & Co. International PLC	1/31/17	EUR	54.08	21,000	(25,834)
Macquarie Infrastructure Corp.	Call	Deutsche Bank AG	1/31/17	USD	82.67	22,000	(31,576)
Atlantia SpA	Call	Credit Suisse International	2/01/17	EUR	22.72	42,000	(15,008)
FANUC Corp.	Call	JPMorgan Chase Bank N.A.	2/01/17	JPY	20,955.90	10,900	(28,631)
LG Chem Ltd.	Call	UBS AG	2/01/17	KRW	271,179.17	9,000	(41,018)
Samsonite International SA	Call	JPMorgan Chase Bank N.A.	2/01/17	HKD	22.05	228,000	(17,832)
Xero Ltd.	Call	Deutsche Bank AG	2/01/17	NZD	18.04	5,000	(1,170)
Adobe Systems, Inc.	Call	Barclays Bank PLC	2/02/17	USD	104.13	25,300	(48,798)
Assured Guaranty Ltd.	Call	Barclays Bank PLC	2/02/17	USD	39.22	34,300	(16,432)
Cellnex Telecom SA	Call	Credit Suisse International	2/02/17	EUR	13.72	40,000	(14,497)
Metro Bank PLC	Call	UBS AG	2/02/17	GBP	33.58	16,000	(692)
Potash Corp. of Saskatchewan, Inc.	Call	Citibank N.A.	2/02/17	USD	19.19	45,000	(12,332)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	2/02/17	USD	42.23	42,000	(131,355)
Fiat Chrysler Automobiles NV	Call	Deutsche Bank AG	2/03/17	USD	9.04	152,000	(75,603)
SoftBank Group Corp.	Call	JPMorgan Chase Bank N.A.	2/03/17	JPY	7,927.44	32,700	(56,548)
Statoil ASA	Call	Goldman Sachs International	2/03/17	NOK	164.01	142,000	(43,471)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Bank of America N.A.	2/03/17	TWD	189.21	393,000	(11,829)
BankUnited, Inc.	Call	Deutsche Bank AG	2/06/17	USD	35.58	47,000	(122,845)
Boston Scientific Corp.	Call	UBS AG	2/06/17	USD	21.31	17,300	(16,678)
ServiceMaster Global Holdings, Inc.	Call	Morgan Stanley & Co. International PLC	2/06/17	USD	38.72	28,000	(28,747)
AIA Group Ltd.	Call	Bank of America N.A.	2/07/17	HKD	45.04	247,000	(19,643)
Imperial Brands PLC	Call	Credit Suisse International	2/07/17	GBP	36.14	61,600	(57,517)
Lloyds Banking Group PLC	Call	Credit Suisse International	2/07/17	GBP	0.66	1,943,000	(18,696)
Metro Bank PLC	Call	UBS AG	2/07/17	GBP	33.58	16,000	(1,024)
Snam SpA	Call	Bank of America N.A.	2/07/17	EUR	3.85	342,000	(48,666)
SoftBank Group Corp.	Call	JPMorgan Chase Bank N.A.	2/07/17	JPY	8,230.56	29,600	(29,792)
WestRock Co.	Call	Bank of America N.A.	2/07/17	USD	52.80	32,000	(37,036)
Cellnex Telecom SA	Call	Credit Suisse International	2/08/17	EUR	13.73	59,700	(22,937)
CNH Industrial NV	Call	Credit Suisse International	2/08/17	EUR	8.35	318,000	(86,842)
Iliad SA	Call	Morgan Stanley & Co. International PLC	2/08/17	EUR	184.58	10,000	(63,646)
Samsonite International SA	Call	Citibank N.A.	2/08/17	HKD	22.76	129,000	(6,165)
Unilever PLC	Call	Bank of America N.A.	2/08/17	GBP	32.28	38,000	(46,783)
Cigna Corp.	Call	Goldman Sachs International	2/09/17	USD	134.75	14,000	(87,920)
GlaxoSmithKline PLC	Call	Morgan Stanley & Co. International PLC	2/09/17	GBP	15.46	90,600	(51,637)
Sumitomo Mitsui Financial Group, Inc.	Call	JPMorgan Chase Bank N.A.	2/09/17	JPY	4,820.40	66,000	(35,685)
UBS Group AG	Call	Credit Suisse International	2/09/17	CHF	17.13	89,000	(18,393)
Xero Ltd.	Call	Deutsche Bank AG	2/09/17	NZD	18.03	12,000	(3,358)
AstraZeneca PLC	Call	UBS AG	2/10/17	GBP	43.71	5,000	(13,144)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	57

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Hartford Financial Services Group, Inc.	Call	Morgan Stanley & Co. International PLC	2/10/17	USD	47.90	54,500	$(69,603)
Anheuser-Busch InBev SA	Call	Morgan Stanley & Co. International PLC	2/14/17	EUR	99.37	40,700	(151,894)
Atlantia SpA	Call	UBS AG	2/14/17	EUR	22.30	41,000	(25,556)
Kennedy-Wilson Holdings, Inc.	Call	Barclays Bank PLC	2/14/17	USD	21.94	55,000	(15,340)
thyssenkrupp AG	Call	UBS AG	2/14/17	EUR	24.10	90,000	(38,462)
Alps Electric Co. Ltd.	Call	JPMorgan Chase Bank N.A.	2/15/17	JPY	3,070.90	62,500	(30,942)
Azimut Holding SpA	Call	Goldman Sachs International	2/15/17	EUR	16.80	163,000	(71,554)
Crown Holdings, Inc.	Call	Morgan Stanley & Co. International PLC	2/15/17	USD	54.25	23,000	(22,548)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	2/15/17	EUR	14.39	185,800	(86,987)
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	2/15/17	GBP	31.49	9,800	(3,768)
AIA Group Ltd.	Call	UBS AG	2/17/17	HKD	44.96	138,000	(13,704)
BankUnited, Inc.	Call	Deutsche Bank AG	2/21/17	USD	37.85	42,000	(67,215)
Boston Scientific Corp.	Call	UBS AG	2/21/17	USD	21.31	17,300	(20,184)
Cellnex Telecom SA	Call	UBS AG	2/22/17	EUR	13.85	27,500	(11,230)
FANUC Corp.	Call	JPMorgan Chase Bank N.A.	2/22/17	JPY	20,955.90	10,900	(27,547)
Lloyds Banking Group PLC	Call	Credit Suisse International	2/22/17	GBP	0.66	1,943,000	(26,327)
Mitsubishi Estate Co. Ltd.	Call	JPMorgan Chase Bank N.A.	2/22/17	JPY	2,441.88	133,000	(58,456)
Potash Corp. of Saskatchewan, Inc.	Call	Citibank N.A.	2/22/17	USD	19.19	45,000	(19,753)
Fiat Chrysler Automobiles NV	Call	Deutsche Bank AG	2/23/17	USD	9.04	152,000	(93,067)
Unilever PLC	Call	Goldman Sachs International	2/23/17	GBP	33.39	45,100	(32,530)
Imperial Brands PLC	Call	UBS AG	2/24/17	GBP	36.07	37,300	(44,495)
Kennedy-Wilson Holdings, Inc.	Call	Barclays Bank PLC	2/27/17	USD	21.55	32,000	(14,863)
Fiat Chrysler Automobiles NV	Call	Bank of America N.A.	3/02/17	USD	9.53	141,000	(60,146)
LG Chem Ltd.	Call	JPMorgan Chase Bank N.A.	3/03/17	KRW	264,685.44	10,800	(105,276)
Boston Scientific Corp.	Call	Barclays Bank PLC	3/06/17	USD	22.33	13,900	(10,456)
Total							$(5,916,817)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	26,290,347	$11,916,657	—	—
Options written	129,461,729	90,508,068	505	$32,198
Options exercised	(97,473)	(277,677)	—	—
Options expired	(61,305,903)	(32,735,201)	—	—
Options closed	(81,396,905)	(57,835,849)	—	—

Outstanding options at end of year	12,951,795	$11,575,998	505	$32,198

As of period end, the value of portfolio securities subject to covered call options written was $442,611,294.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$11,210,596	—	—	$11,210,596

See Notes to Financial Statements.

58	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$63,790	—	$63,790
Options purchased[1]	—	—	$(36,189)	—	—	(36,189)
Options written	—	—	(3,476,161)	—	—	(3,476,161)

Total	—	—	$(3,512,350)	$63,790	—	$(3,448,560)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[2]	—	—	$29,255	—	—	$29,255
Options written	—	—	(3,395,482)	—	—	(3,395,482)

Total	—	—	$(3,366,227)	—	—	$(3,366,227)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,614,520
Average amounts sold — in USD	$1,598,572
Options:
Average value of option contracts written	$12,418,684

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$11,210,596

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,293,779)

Total derivative assets and liabilities subject to an MNA	—	$5,916,817

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	59

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$932,677	—	$(932,677)	—	—
Barclays Bank PLC	653,227	—	(653,227)	—	—
Citibank N.A.	94,304	—	(94,304)	—	—
Credit Suisse International	996,882	—	(996,882)	—	—
Deutsche Bank AG	394,843	—	(394,843)	—	—
Goldman Sachs International	649,786	—	(649,786)	—	—
JPMorgan Chase Bank N.A.	436,718	—	—	$(436,718)	—
Morgan Stanley & Co. International PLC	1,193,466	—	(1,193,466)	—	—
Royal Bank of Canada	43,564	—	—	—	$43,564
UBS AG	521,350	—	(521,350)	—	—
Total	$5,916,817	—	$(5,436,535)	$(436,718)	$43,564

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	—	—	—
Belgium	$16,689,749	—	—	$16,689,749
Canada	9,755,655	—	—	9,755,655
China	24,416,886	—	—	24,416,886
France	—	$23,428,682	—	23,428,682
Germany	4,154,587	12,322,684	—	16,477,271
Hong Kong	—	6,435,955	—	6,435,955
India	—	16,500,524	—	16,500,524
Indonesia	—	8,057,845	—	8,057,845
Ireland	6,171,374	—	—	6,171,374
Italy	—	23,325,508	—	23,325,508
Japan	—	52,883,704	—	52,883,704
Mexico	5,380,426	—	—	5,380,426
Netherlands	—	9,750,641	—	9,750,641
New Zealand	—	4,249,204	—	4,249,204
Norway	—	9,716,466	—	9,716,466
Peru	4,909,446	—	—	4,909,446
Philippines	4,343,273	—	—	4,343,273
Portugal	—	10,024,333	—	10,024,333
South Africa	—	9,657,349	—	9,657,349
South Korea	—	12,436,092	—	12,436,092
Spain	—	11,204,559	—	11,204,559
Switzerland	—	14,795,884	—	14,795,884
Taiwan	—	7,931,378	—	7,931,378
Thailand	5,512,348	—	—	5,512,348
United Kingdom	12,372,446	46,518,481	—	58,890,927
United States	516,985,735	4,647,894	$4,421,995	526,055,624
Preferred Stocks	—	—	24,994,450	24,994,450
Short-Term Securities	11,863,116	—	—	11,863,116

Total Investments	$622,555,041	$283,887,183	$29,416,445	$935,858,669

See Notes to Financial Statements.

60	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(4,127,899)	$(7,082,697)	—	$(11,210,596)

[1] Derivative financial instruments are options written, which are shown at value.

Transfers between Level 1 and Level 2 were as follow:
	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Investments:
Long-Term Investments:
Common Stocks	$ 8,123,988	$ (26,614,038)	$ 26,614,038	$ (8,123,988)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

[2]	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2015	$9,185,948	$26,668,421	$35,854,369
Transfers into Level 3	639,954	—	639,954
Transfers out of Level 3	(5,237,738)	—	(5,237,738)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	(166,169)	(1,673,971)	(1,840,140)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of December 31, 2016	$4,421,995	$24,994,450	$29,416,445

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2016[2]	$(166,169)	$(1,673,971)	$(1,840,140)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$4,421,995	Market	Tangible Book Value Multiple[1]	1.80x	—
Preferred Stocks	24,994,450	Market	Discount Rate[2]	25.00%	—
			Revenue Growth Rate[1]	27.00% - 72.00%	41.53%
			Revenue Growth Rate[1]	187.00%	—
			Revenue Multiple[1]	11.00x - 12.00x	11.75x
			Revenue Multiple[1]	34.00x - 46.00x	—
			Exit Scenario Probability[1]	20.00% - 50.00%	—
			Time to Exit[2]	1-3 years	—

Total	$29,416,445

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	61

Schedule of Investments December 31, 2016	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 23.0%
AbbVie, Inc. (a)	38,186	$2,391,207
Acceleron Pharma, Inc. (a)(b)	40,400	1,031,008
Acerta Pharma BV, Series B (Acquired 2/01/16, cost $986,402) (b)(c)	17,146,440	1,452,303
Agios Pharmaceuticals, Inc. (a)(b)	9,200	383,916
Alder Biopharmaceuticals, Inc. (b)	5,829	121,243
Alkermes PLC (a)(b)	18,600	1,033,788
Amgen, Inc. (a)	69,322	10,135,570
Aquinox Pharmaceuticals, Inc. (b)	20,831	343,920
Audentes Therapeutics, Inc. (b)	8,883	162,292
Avexis, Inc. (b)	21,752	1,038,223
Biogen, Inc. (a)(b)	22,348	6,337,446
BioMarin Pharmaceutical, Inc. (a)(b)	9,900	820,116
Celgene Corp. (a)(b)	95,586	11,064,080
Genomic Health, Inc. (a)(b)	15,100	443,789
Gilead Sciences, Inc. (a)	62,500	4,475,625
Global Blood Therapeutics, Inc. (b)	16,688	241,142
Halozyme Therapeutics, Inc. (a)(b)	41,200	407,056
Incyte Corp. (a)(b)	15,300	1,534,131
Inotek Pharmaceuticals Corp. (b)	13,396	81,716
Lion Biotechnologies, Inc. (b)	56,423	392,140
Myovant Sciences Ltd. (b)	27,953	347,735
Neurocrine Biosciences, Inc. (a)(b)	28,462	1,101,479
Otonomy, Inc. (b)	8,400	133,560
Prothena Corp. PLC (b)	2,144	105,463
PTC Therapeutics, Inc. (b)	17,900	195,289
Ra Pharmaceuticals, Inc. (b)	4,900	74,431
Regeneron Pharmaceuticals, Inc. (a)(b)	8,658	3,178,265
REGENXBIO, Inc. (b)	36,250	672,438
Sage Therapeutics, Inc. (a)(b)	14,652	748,131
Sarepta Therapeutics, Inc. (a)(b)	36,350	997,082
Seattle Genetics, Inc. (a)(b)	20,867	1,101,152
Spark Therapeutics, Inc. (a)(b)	4,600	229,540
Syndax Pharmaceuticals, Inc. (b)	49,384	354,083
TESARO, Inc. (a)(b)	22,231	2,989,625
Vertex Pharmaceuticals, Inc. (a)(b)	82,605	6,085,510

		62,204,494
Diversified Consumer Services — 0.4%
Service Corp. International	40,500	1,150,200
Health Care Equipment & Supplies — 20.6%
Abbott Laboratories (a)	112,800	4,332,647
Baxter International, Inc. (a)	140,900	6,247,506
Becton Dickinson and Co. (a)	21,133	3,498,568
Boston Scientific Corp. (a)(b)	334,200	7,228,746
CR Bard, Inc. (a)	25,453	5,718,271
Edwards Lifesciences Corp. (b)	11,600	1,086,920
Hologic, Inc. (a)(b)	76,600	3,073,192
Intuitive Surgical, Inc. (a)(b)	5,600	3,551,352
iRhythm Technologies, Inc. (b)	4,583	137,490
Masimo Corp. (a)(b)	21,700	1,462,580
Medtronic PLC (a)	162,200	11,553,506
Stryker Corp. (a)	64,900	7,775,669

		55,666,447
Health Care Providers & Services — 29.2%
Aetna, Inc. (a)	44,311	5,495,007
Amedisys, Inc. (a)(b)	56,960	2,428,205
AmerisourceBergen Corp. (a)	18,100	1,415,239
Anthem, Inc. (a)	50,300	7,231,631
Cardinal Health, Inc. (a)	33,030	2,377,169
Centene Corp. (a)(b)	35,700	2,017,407
Cigna Corp. (a)	42,100	5,615,719
DaVita, Inc. (a)(b)	62,594	4,018,535

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Express Scripts Holding Co. (a)(b)	17,900	$1,231,341
HCA Holdings, Inc. (a)(b)	60,294	4,462,962
HealthEquity, Inc. (a)(b)	12,300	498,396
Humana, Inc. (a)	36,700	7,487,901
McKesson Corp. (a)	28,500	4,002,825
Quest Diagnostics, Inc. (a)	55,600	5,109,640
Teladoc, Inc. (a)(b)(d)	18,800	310,200
UnitedHealth Group, Inc. (a)	137,102	21,941,804
Universal Health Services, Inc., Class B (a)	25,300	2,691,414
WellCare Health Plans, Inc. (a)(b)	6,000	822,480

		79,157,875
Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc. (a)	24,000	3,386,400
Pharmaceuticals — 22.4%
Allergan PLC (a)(b)	36,085	7,578,211
AstraZeneca PLC	57,476	3,138,654
Bristol-Myers Squibb Co. (a)	137,562	8,039,123
Chugai Pharmaceutical Co. Ltd.	13,400	384,366
Dermira, Inc. (a)(b)	20,900	633,897
Eli Lilly & Co. (a)	65,900	4,846,945
GlaxoSmithKline PLC	64,300	1,235,114
Intra-Cellular Therapies, Inc. (b)	12,701	191,658
Jazz Pharmaceuticals PLC (a)(b)	13,200	1,439,196
Johnson & Johnson (a)	62,270	7,174,127
Merck & Co., Inc. (a)	105,300	6,199,011
Merck KGaA	22,800	2,373,965
Mylan NV (a)(b)	60,000	2,289,000
Pacira Pharmaceuticals, Inc. (b)	4,900	158,270
Pfizer, Inc. (a)	371,898	12,079,247
Phibro Animal Health Corp., Class A	14,600	427,780
Zoetis, Inc. (a)	46,500	2,489,145

		60,677,709
Total Common Stocks — 96.9%		262,243,125

Preferred Stocks
Biotechnology — 0.2%
Ovid Therapeutics, Inc. (Acquired 8/7/15, Cost $503,166), 0.00% (b)(c)	80,765	503,166
Rights — 0.0%
Biotechnology — 0.0%
Dyax Corp. — CVR (b)	61,727	68,517
Total Long-Term Investments (Cost — $203,676,547) — 97.1%		262,814,808

See Notes to Financial Statements.

62	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (e)(f)	8,611,967	$8,611,967
SL Liquidity Series, LLC Money Market Series, 0.95% (e)(f)(g)	126,889	126,902
Total Short-Term Securities (Cost — $8,738,869) — 3.2%		8,738,869
Total Investments Before Options Written (Cost — $212,415,416) — 100.3%		271,553,677

Options Written	Value
(Premiums Received — $2,428,175) — (0.7)%	$(1,926,945)
Total Investments Net of Options Written — 99.6%	269,626,732
Other Assets Less Liabilities — 0.4%	1,066,690

Net Assets — 100.0%	$270,693,422

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Restricted securities as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $1,955,469,and an original cost of $1,489,568 which was 0.7% of its net assets.

(d)	Security, or a portion of security, is on loan.

(e)	Current yield as of period end.

(f)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,854,560	(8,854,560)	—	—	$34,420		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	8,611,967	8,611,967	$8,611,967	12,113		$55
SL Liquidity Series, LLC, Money Market Series	—	126,889	126,889	126,902	8,130	[1]	1
Total				$8,738,869	$54,663		$56

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Security was purchased with the cash collateral from loaned securities.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Abbott Laboratories	Call	1/06/17	USD	39.00	110	$(2,145)
Amgen, Inc.	Call	1/06/17	USD	147.00	110	(12,595)
Anthem, Inc.	Call	1/06/17	USD	147.00	87	(5,873)
Baxter International, Inc.	Call	1/06/17	USD	46.00	20	(70)
Baxter International, Inc.	Call	1/06/17	USD	47.00	72	(936)
Biogen, Inc.	Call	1/06/17	USD	310.00	21	(525)
Cardinal Health, Inc.	Call	1/06/17	USD	72.50	57	(4,560)
Celgene Corp.	Call	1/06/17	USD	123.00	14	(133)
Express Scripts Holding Co.	Call	1/06/17	USD	79.00	62	(3,100)
Gilead Sciences, Inc.	Call	1/06/17	USD	75.00	58	(435)
HCA Holdings, Inc.	Call	1/06/17	USD	73.50	50	(6,625)
Johnson & Johnson	Call	1/06/17	USD	116.00	92	(4,186)
Medtronic PLC	Call	1/06/17	USD	76.00	167	(501)
Merck & Co., Inc.	Call	1/06/17	USD	62.00	38	(228)
Pfizer, Inc.	Call	1/06/17	USD	31.50	62	(6,603)
Regeneron Pharmaceuticals, Inc.	Call	1/06/17	USD	392.50	15	(1,650)
Vertex Pharmaceuticals, Inc.	Call	1/06/17	USD	80.00	90	(6,750)
Amgen, Inc.	Call	1/09/17	USD	151.75	86	(7,610)
WellCare Health Plans, Inc.	Call	1/11/17	USD	129.00	20	(17,376)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	63

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Baxter International, Inc.	Call	1/12/17	USD	48.50	83	$(50)
Celgene Corp.	Call	1/12/17	USD	120.70	153	(11,683)
Abbott Laboratories	Call	1/13/17	USD	40.00	95	(950)
Biogen, Inc.	Call	1/13/17	USD	295.00	14	(5,950)
Celgene Corp.	Call	1/13/17	USD	118.00	83	(13,986)
Eli Lilly & Co.	Call	1/13/17	USD	69.50	60	(23,100)
Johnson & Johnson	Call	1/13/17	USD	112.00	125	(46,250)
Masimo Corp.	Call	1/13/17	USD	61.75	43	(27,320)
Merck & Co., Inc.	Call	1/13/17	USD	62.00	61	(519)
Mylan NV	Call	1/13/17	USD	37.50	110	(15,510)
Pfizer, Inc.	Call	1/13/17	USD	32.50	80	(3,520)
UnitedHealth Group, Inc.	Call	1/13/17	USD	162.50	100	(14,250)
Abbott Laboratories	Call	1/20/17	USD	41.00	190	(1,425)
AbbVie, Inc.	Call	1/20/17	USD	62.50	50	(5,500)
AbbVie, Inc.	Call	1/20/17	USD	65.00	74	(2,035)
Aetna, Inc.	Call	1/20/17	USD	125.00	8	(2,640)
Aetna, Inc.	Call	1/20/17	USD	130.00	21	(3,434)
Amedisys, Inc.	Call	1/20/17	USD	45.00	200	(10,000)
AmerisourceBergen Corp.	Call	1/20/17	USD	80.00	72	(8,280)
Amgen, Inc.	Call	1/20/17	USD	155.00	38	(1,710)
Anthem, Inc.	Call	1/20/17	USD	130.00	30	(42,600)
Anthem, Inc.	Call	1/20/17	USD	145.00	59	(17,464)
Baxter International, Inc.	Call	1/20/17	USD	45.00	132	(6,996)
Biogen, Inc.	Call	1/20/17	USD	320.00	43	(5,912)
BioMarin Pharmaceutical, Inc.	Call	1/20/17	USD	95.00	34	(2,295)
Boston Scientific Corp.	Call	1/20/17	USD	21.00	165	(15,675)
Bristol-Myers Squibb Co.	Call	1/20/17	USD	60.00	204	(12,240)
Cardinal Health, Inc.	Call	1/20/17	USD	75.00	57	(2,993)
Celgene Corp.	Call	1/20/17	USD	115.00	26	(9,555)
Celgene Corp.	Call	1/20/17	USD	125.00	60	(3,060)
Centene Corp.	Call	1/20/17	USD	60.00	124	(6,200)
Cigna Corp.	Call	1/20/17	USD	140.00	47	(9,846)
CR Bard, Inc.	Call	1/20/17	USD	220.00	89	(63,635)
DaVita, Inc.	Call	1/20/17	USD	65.00	180	(14,400)
Dermira, Inc.	Call	1/20/17	USD	35.00	73	(2,190)
Eli Lilly & Co.	Call	1/20/17	USD	70.00	170	(67,575)
Genomic Health, Inc.	Call	1/20/17	USD	30.00	52	(15,340)
Gilead Sciences, Inc.	Call	1/20/17	USD	77.50	64	(2,080)
Halozyme Therapeutics, Inc.	Call	1/20/17	USD	13.00	144	(7,920)
HCA Holdings, Inc.	Call	1/20/17	USD	75.00	40	(5,900)
HealthEquity, Inc.	Call	1/20/17	USD	45.00	43	(2,150)
Hologic, Inc.	Call	1/20/17	USD	40.00	187	(16,362)
Hologic, Inc.	Call	1/20/17	USD	41.00	81	(3,240)
Humana, Inc.	Call	1/20/17	USD	210.00	58	(33,060)
Incyte Corp.	Call	1/20/17	USD	110.00	54	(7,155)
Intuitive Surgical, Inc.	Call	1/20/17	USD	655.00	18	(12,150)
Jazz Pharmaceuticals PLC	Call	1/20/17	USD	125.00	23	(1,840)
McKesson Corp.	Call	1/20/17	USD	145.00	76	(14,060)
Medtronic PLC	Call	1/20/17	USD	75.00	150	(2,475)
Merck & Co., Inc.	Call	1/20/17	USD	62.50	91	(1,001)
Neurocrine Biosciences, Inc.	Call	1/20/17	USD	55.00	73	(1,095)
Pfizer, Inc.	Call	1/20/17	USD	34.00	436	(3,706)
Quest Diagnostics, Inc.	Call	1/20/17	USD	85.00	106	(73,670)
Quest Diagnostics, Inc.	Call	1/20/17	USD	95.00	88	(2,860)
Sage Therapeutics, Inc.	Call	1/20/17	USD	55.00	50	(8,625)
Seattle Genetics, Inc.	Call	1/20/17	USD	65.00	57	(1,425)
Spark Therapeutics, Inc.	Call	1/20/17	USD	55.00	16	(2,160)
Stryker Corp.	Call	1/20/17	USD	115.00	115	(67,275)
Stryker Corp.	Call	1/20/17	USD	120.00	110	(26,400)
Teladoc, Inc.	Call	1/20/17	USD	17.50	65	(2,925)
TESARO, Inc.	Call	1/20/17	USD	135.00	77	(46,970)
Thermo Fisher Scientific, Inc.	Call	1/20/17	USD	150.00	53	(1,060)
UnitedHealth Group, Inc.	Call	1/20/17	USD	150.00	151	(167,232)
Universal Health Services, Inc., Class B	Call	1/20/17	USD	130.00	127	(3,810)
Vertex Pharmaceuticals, Inc.	Call	1/20/17	USD	95.00	125	(2,500)

See Notes to Financial Statements.

64	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Zoetis, Inc.	Call	1/20/17	USD	50.00	58	$(21,460)
Becton Dickinson and Co.	Call	1/23/17	USD	173.50	70	(5,247)
Masimo Corp.	Call	1/26/17	USD	66.01	32	(7,663)
Aetna, Inc.	Call	1/27/17	USD	129.00	84	(21,630)
Allergan PLC	Call	1/27/17	USD	200.00	63	(88,515)
Baxter International, Inc.	Call	1/27/17	USD	45.50	123	(5,781)
Baxter International, Inc.	Call	1/27/17	USD	46.00	20	(680)
Bristol-Myers Squibb Co.	Call	1/27/17	USD	61.50	277	(16,481)
HCA Holdings, Inc.	Call	1/27/17	USD	77.00	121	(13,915)
Humana, Inc.	Call	1/27/17	USD	217.50	25	(11,250)
Merck & Co., Inc.	Call	1/27/17	USD	61.50	217	(7,595)
Pfizer, Inc.	Call	1/27/17	USD	32.00	212	(20,246)
Regeneron Pharmaceuticals, Inc.	Call	1/27/17	USD	392.50	15	(9,000)
Sarepta Therapeutics, Inc.	Call	1/27/17	USD	35.00	120	(6,900)
Vertex Pharmaceuticals, Inc.	Call	1/27/17	USD	80.00	75	(15,375)
Zoetis, Inc.	Call	1/27/17	USD	52.50	96	(17,760)
Aetna, Inc.	Call	1/30/17	USD	124.25	21	(9,307)
UnitedHealth Group, Inc.	Call	1/30/17	USD	157.00	114	(74,881)
Alkermes PLC	Call	2/02/17	USD	59.05	63	(10,346)
Aetna, Inc.	Call	2/07/17	USD	129.50	21	(6,384)
Agios Pharmaceuticals, Inc.	Call	2/10/17	USD	67.25	56	(706)
UnitedHealth Group, Inc.	Call	2/13/17	USD	157.00	114	(86,315)
Acceleron Pharma, Inc.	Call	2/17/17	USD	45.00	121	(3,025)
Baxter International, Inc.	Call	2/17/17	USD	47.50	43	(1,440)
Gilead Sciences, Inc.	Call	2/17/17	USD	77.50	96	(12,144)
Humana, Inc.	Call	2/17/17	USD	205.00	45	(57,375)
Medtronic PLC	Call	2/17/17	USD	75.00	125	(7,438)
Pfizer, Inc.	Call	2/17/17	USD	33.00	80	(4,960)
Pfizer, Inc.	Call	2/17/17	USD	34.00	431	(12,068)
Becton Dickinson and Co.	Call	3/17/17	USD	175.00	3	(720)
Total						$(1,655,702)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/04/17	GBP	49.26	5,000	$(1)
GlaxoSmithKline PLC	Call	Morgan Stanley & Co. International PLC	1/05/17	GBP	14.73	22,000	(23,334)
Avexis, Inc.	Call	Goldman Sachs International	1/09/17	USD	47.65	6,200	(13,714)
Service Corp. International	Call	Barclays Bank PLC	1/09/17	USD	26.35	9,000	(19,891)
REGENXBIO, Inc.	Call	Morgan Stanley & Co. International PLC	1/10/17	USD	16.97	12,500	(22,639)
Boston Scientific Corp.	Call	UBS AG	2/06/17	USD	21.31	24,400	(23,523)
Cigna Corp.	Call	Goldman Sachs International	2/09/17	USD	134.75	10,000	(62,800)
AstraZeneca PLC	Call	UBS AG	2/10/17	GBP	43.71	15,000	(39,433)
Boston Scientific Corp.	Call	Citibank N.A.	2/21/17	USD	22.18	27,000	(18,936)
Boston Scientific Corp.	Call	UBS AG	2/21/17	USD	21.31	24,400	(28,467)
Boston Scientific Corp.	Call	Barclays Bank PLC	3/06/17	USD	22.33	24,600	(18,505)
Total							$(271,243)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	287,378	$2,456,919	—	—
Options written	1,886,360	17,461,781	286	$ 69,934
Options exercised	(14,333)	(76,761)	(94)	(39,621)
Options expired	(884,014)	(6,245,194)	(140)	(19,623)
Options closed	(1,085,236)	(11,168,570)	(52)	(10,690)

Outstanding options at end of year	190,155	$2,428,175	—	—

As of period end, the value of portfolio securities subject to covered call options written was $84,635,698.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	65

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$1,926,945	—	—	$1,926,945

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(678)	—	—	$(678)
Options written	—	—	1,486,350	—	—	1,486,350

Total	—	—	$1,485,672	—	—	$1,485,672

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$656,007	—	—	$656,007

[1]	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$678
Average value of option contracts written	$2,064,690

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$1,926,945

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,655,702)

Total derivative assets and liabilities subject to an MNA.	—	$271,243

See Notes to Financial Statements.

66	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (MNA) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Barclays Bank PLC	$ 38,396	—	—	—	$ 38,396
Citibank N.A.	18,936	—	—	—	18,936
Goldman Sachs International	76,514	—	—	—	76,514
Morgan Stanley & Co. International PLC	45,974	—	—	—	45,974
UBS AG	91,423	—	—	—	91,423
Total	$271,243	—	—	—	$271,243

[1]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$60,752,191	—	$1,452,303	$62,204,494
Diversified Consumer Services	1,150,200	—	—	1,150,200
Health Care Equipment & Supplies	55,666,447	—	—	55,666,447
Health Care Providers & Services	79,157,875	—	—	79,157,875
Life Sciences Tools & Services	3,386,400	—	—	3,386,400
Pharmaceuticals	53,545,610	$7,132,099	—	60,677,709
Preferred Stocks	—	—	503,166	503,166
Rights	—	—	68,517	68,517
Short-Term Securities	8,611,967	—	—	8,611,967

Subtotal	$262,270,690	$7,132,099	$2,023,986	$271,426,775

Investments Valued at NAV[1]				126,902

Total Investments				$271,553,677

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(1,390,814)	$(536,131)	—	$(1,926,945)

[1]	As of December 31, 2016, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]	Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	67

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Rights	Total
Assets:
Opening Balance, as of December 31, 2015	—	$5,907,930	—	$5,907,930
Transfers into Level 3	$986,401	—	$25,848	1,012,249
Transfers out of Level 3	—	(3,261,938)	—	(3,261,938)
Accrued discounts/premiums	—	—	—	—
Net realized gain	—	1,287,939	—	1,287,939
Net change in unrealized appreciation/depreciation[1,2]	465,902	(937,224)	42,669	(428,653)
Purchases	—	—	—	—
Sales	—	(2,493,541)	—	(2,493,541)

Closing Balance, as of December 31, 2016	$1,452,303	$503,166	$68,517	$2,023,986

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2016[2]	$465,902	—	$42,669	$508,571

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

68	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.3%
Commonwealth Bank of Australia	147,500	$8,750,325
Belgium — 2.1%
Anheuser-Busch InBev SA	133,496	14,129,795
Canada — 5.3%
Canadian Pacific Railway Ltd. (a)	50,950	7,269,193
Encana Corp. (a)	572,300	6,717,646
Fairfax Financial Holdings Ltd.	6,892	3,328,836
Potash Corp. of Saskatchewan, Inc. (a)	400,032	7,237,014
Toronto-Dominion Bank	242,100	11,940,463

		36,493,152
China — 4.7%
Alibaba Group Holding Ltd. — ADR (a)(b)	101,674	8,927,995
China Construction Bank Corp., Class H	14,985,000	11,475,969
China Unicom Hong Kong Ltd.	3,694,000	4,275,284
Tencent Holdings Ltd.	321,800	7,802,721

		32,481,969
France — 8.8%
AXA SA	466,000	11,747,341
BNP Paribas SA	220,164	14,010,823
Dassault Aviation SA	5,513	6,153,168
Renault SA	86,900	7,718,207
Sanofi	61,500	4,973,225
Societe Generale SA	121,270	5,964,905
Unibail-Rodamco SE — REIT	43,900	10,461,616

		61,029,285
Germany — 5.8%
Continental AG	21,254	4,094,740
Innogy SE (b)(c)	113,216	3,934,041
KION Group AG	72,080	4,002,003
SAP SE	96,900	8,382,367
thyssenkrupp AG	434,790	10,328,587
Wacker Chemie AG	86,678	8,996,288

		39,738,026
Hong Kong — 1.8%
AIA Group Ltd.	2,193,952	12,290,170
India — 2.2%
Bharti Infratel Ltd.	1,232,919	6,230,725
HDFC Bank Ltd.	454,502	8,842,222

		15,072,947
Indonesia — 1.0%
Matahari Department Store Tbk PT	6,296,080	7,047,477
Ireland — 1.9%
Green REIT PLC	4,017,426	5,802,131
Ryanair Holdings PLC — ADR (b)	83,936	6,988,511

		12,790,642
Italy — 5.4%
Atlantia SpA	239,700	5,608,124
Azimut Holding SpA	365,500	6,079,521
Buzzi Unicem SpA	199,600	4,722,923
Eni SpA	543,200	8,805,885
Snam SpA	1,326,300	5,454,892
Telecom Italia SpA (b)	7,398,400	6,532,364

		37,203,709
Japan — 8.2%
Don Quijote Holdings Co. Ltd.	125,200	4,620,546
FANUC Corp.	27,400	4,583,869
Mitsubishi Estate Co. Ltd.	426,000	8,462,350
Nintendo Co. Ltd.	34,900	7,254,852

Common Stocks	Shares	Value
Japan (continued)
ORIX Corp.	398,600	$6,203,912
Sumitomo Mitsui Financial Group, Inc.	446,800	17,015,473
TOTO Ltd.	87,100	3,440,326
Toyota Motor Corp.	89,800	5,264,832

		56,846,160
Mexico — 1.0%
Fomento Economico Mexicano SAB de CV — ADR (a)	94,200	7,178,982
Netherlands — 5.7%
Aalberts Industries NV	203,452	6,591,453
ASML Holding NV	74,800	8,382,898
Koninklijke Philips NV	256,700	7,847,838
Royal Dutch Shell PLC, B Shares	571,919	16,432,422

		39,254,611
New Zealand — 0.6%
Xero Ltd. (b)	359,605	4,365,814
Norway — 1.4%
Statoil ASA	530,400	9,680,693
Peru — 0.6%
Credicorp Ltd. (a)	27,400	4,325,364
Philippines — 0.4%
CEMEX Holdings Philippines, Inc. (b)(c)	13,601,200	3,036,929
Portugal — 1.2%
Galp Energia SGPS SA	528,600	7,880,521
South Africa — 1.2%
Naspers Ltd., N Shares	58,019	8,470,291
South Korea — 2.7%
LG Chem Ltd.	38,400	8,280,842
Samsung Electronics Co. Ltd.	7,000	10,418,192

		18,699,034
Spain — 1.1%
Cellnex Telecom SA (c)	529,740	7,603,984
Sweden — 1.1%
Hexagon AB, B Shares	213,966	7,620,600
Switzerland — 4.4%
Nestle SA	208,700	14,950,764
Roche Holding AG	29,423	6,707,048
UBS Group AG	543,300	8,494,746

		30,152,558
Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,556,000	8,715,554
Thailand — 0.7%
True Corp PCL	25,614,200	5,099,369
United Kingdom — 15.8%
AstraZeneca PLC	138,400	7,557,759
BAE Systems PLC	753,700	5,482,106
CNH Industrial NV	452,200	3,923,753
Diageo PLC	250,600	6,503,077
GlaxoSmithKline PLC	197,100	3,786,019
Imperial Brands PLC	185,300	8,075,522
Kennedy Wilson Europe Real Estate PLC	286,739	3,385,837
Liberty Global PLC, Class A (a)(b)	317,400	9,709,266
Lloyds Banking Group PLC	8,845,300	6,792,149
Metro Bank PLC (b)	125,326	4,505,504
Nomad Foods Ltd. (b)	284,394	2,721,651
Reckitt Benckiser Group PLC	74,800	6,336,195
Rio Tinto PLC	235,200	8,979,520

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	69

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Common Stocks	Shares	Value
United Kingdom (continued)
Sophos Group PLC (c)	1,546,000	$4,993,966
Unilever PLC	332,000	13,426,115
Vodafone Group PLC	2,263,600	5,570,481
Worldpay Group PLC (c)	2,269,500	7,534,993

		109,283,913
United States — 3.4%
Pfizer, Inc. (a)(d)	240,800	7,821,184
Samsonite International SA	1,933,500	5,503,860
Shire PLC — ADR (a)	60,900	10,376,142

		23,701,186
Total Common Stocks — 91.1%		628,943,060

Investment Companies
United States — 4.8%
WisdomTree Japan Hedged Equity Fund (a)(d)	675,510	33,464,765

Preferred Stocks
China — 0.4%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, Cost $2,106,332), 0.00% (b)(e)	76,800	2,936,064

Preferred Stocks	Shares	Value
India — 1.9%
Jasper Infotech Private Ltd., Series F (Acquired 5/7/14, cost $2,825,580), 0.00% (b)(e)	398	$9,701,670
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $1,112,870), 0.00% (b)(e)	132	3,217,640
Total Preferred Stocks — 2.3%		15,855,374
Total Long-Term Investments (Cost — $651,151,015) — 98.2%		678,263,199

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (f)(g)	22,641,400	22,641,400
Total Short-Term Securities (Cost — $22,641,400) — 3.3%		22,641,400
Total Investments Before Options Written (Cost — $673,792,415) — 101.5%		700,904,599

Options Written
(Premiums Received — $7,043,095) — (1.3)%		(8,662,185)
Total Investments Net of Options Written — 100.2%		692,242,414
Liabilities in Excess of Other Assets — (0.2)%		(1,614,734)

Net Assets — 100.0%		$690,627,680

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Restricted security as to resale, excluding 144A securities. As of report date, the Trust held restricted securities with a current value of $15,855,374 and an original cost of $6,044,782 which was 2.3% of its net assets.

(f)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	37,105,203	(37,105,203)	—	—	$161,550		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	22,641,400	22,641,400	$22,641,400	27,253		$186
SL Liquidity Series, LLC, Money Market Series	2,751,247	(2,751,247)	—	—	21,839	[1]	—
Total				$22,641,400	$210,642		$186

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Current yield as of period end.

See Notes to Financial Statements.

70	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alibaba Group Holding Ltd. — ADR	Call	1/06/17	USD	94.50	56	$(252)
Pfizer, Inc.	Call	1/06/17	USD	31.50	89	(9,478)
WisdomTree Japan Hedged Equity Fund	Call	1/06/17	USD	49.20	980	(64,415)
Alibaba Group Holding Ltd. — ADR	Call	1/11/17	USD	97.50	68	(177)
Alibaba Group Holding Ltd. — ADR	Call	1/13/17	USD	94.50	53	(1,113)
Shire PLC — ADR	Call	1/13/17	USD	180.00	80	(7,400)
WisdomTree Japan Hedged Equity Fund	Call	1/13/17	USD	52.00	250	(1,875)
Alibaba Group Holding Ltd. — ADR	Call	1/20/17	USD	97.50	57	(798)
Canadian Pacific Railway Ltd.	Call	1/20/17	CAD	200.00	158	(14,592)
Credicorp Ltd.	Call	1/20/17	USD	160.00	136	(30,260)
Encana Corp.	Call	1/20/17	CAD	17.00	960	(8,938)
Fomento Economico Mexicano SAB de CV — ADR	Call	1/20/17	USD	80.00	142	(11,005)
Fomento Economico Mexicano SAB de CV — ADR	Call	1/20/17	USD	85.00	142	(7,100)
Liberty Global PLC, Class A	Call	1/20/17	USD	35.00	800	(8,000)
Potash Corp. of Saskatchewan, Inc.	Call	1/20/17	CAD	24.00	860	(50,922)
Shire PLC — ADR	Call	1/20/17	USD	200.00	70	(1,755)
WisdomTree Japan Hedged Equity Fund	Call	1/20/17	USD	46.00	39	(15,892)
WisdomTree Japan Hedged Equity Fund	Call	1/20/17	USD	47.00	7	(1,970)
WisdomTree Japan Hedged Equity Fund	Call	1/20/17	USD	48.00	2	(381)
Alibaba Group Holding Ltd. — ADR	Call	1/27/17	USD	94.50	83	(8,715)
Pfizer, Inc.	Call	1/27/17	USD	32.00	382	(36,481)
Shire PLC — ADR	Call	1/27/17	USD	172.50	75	(33,000)
WisdomTree Japan Hedged Equity Fund	Call	1/27/17	USD	52.50	411	(5,754)
Alibaba Group Holding Ltd. — ADR	Call	2/03/17	USD	92.00	146	(29,054)
Pfizer, Inc.	Call	2/03/17	USD	33.00	811	(41,766)
Shire PLC — ADR	Call	2/03/17	USD	172.50	75	(38,625)
Alibaba Group Holding Ltd. — ADR	Call	2/17/17	USD	105.00	92	(2,668)
Pfizer, Inc.	Call	2/17/17	USD	34.00	42	(1,176)
Potash Corp. of Saskatchewan, Inc.	Call	2/17/17	CAD	25.00	700	(53,439)
Total						$(487,001)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/04/17	GBP	49.26	45,000	$ (11)
Cellnex Telecom SA	Call	Bank of America N.A.	1/04/17	EUR	15.64	50,000	(1)
Dassault Aviation SA	Call	Credit Suisse International	1/04/17	EUR	1,068.90	600	(3,841)
Samsonite International SA	Call	BNP Paribas S.A.	1/04/17	HKD	26.17	324,000	—
Statoil ASA	Call	Credit Suisse International	1/04/17	NOK	141.58	230,000	(429,936)
BAE Systems PLC	Call	Credit Suisse International	1/05/17	GBP	6.24	200,000	(158)
Buzzi Unicem SpA	Call	Goldman Sachs International	1/05/17	EUR	19.92	46,500	(125,939)
GlaxoSmithKline PLC	Call	Credit Suisse International	1/05/17	GBP	15.47	75,000	(20,506)
Koninklijke Philips NV	Call	UBS AG	1/05/17	EUR	27.72	66,000	(95,621)
Snam SpA	Call	Credit Suisse International	1/05/17	EUR	3.79	296,000	(38,669)
Sophos Group PLC	Call	Credit Suisse International	1/06/17	GBP	2.44	75,000	(16,853)
Ryanair Holdings PLC — ADR	Call	Barclays Bank PLC	1/09/17	USD	84.00	20,000	(19,220)
Hexagon AB, B Shares	Call	Morgan Stanley & Co. International PLC	1/10/17	SEK	323.23	55,000	(39,131)
Naspers Ltd., N Shares	Call	Morgan Stanley & Co. International PLC	1/10/17	ZAR	2,192.90	5,700	(1,452)
Toronto-Dominion Bank	Call	Citibank N.A.	1/10/17	CAD	64.00	43,000	(71,130)
Worldpay Group PLC	Call	UBS AG	1/10/17	GBP	2.86	172,000	(1,022)
Aalberts Industries NV	Call	Morgan Stanley & Co. International PLC	1/11/17	EUR	28.92	25,000	(50,341)
AXA SA	Call	Credit Suisse International	1/11/17	EUR	23.11	74,000	(79,857)
Cellnex Telecom SA	Call	Credit Suisse International	1/11/17	EUR	14.75	44,000	(493)
China Construction Bank Corp., Class H	Call	Citibank N.A.	1/11/17	HKD	5.63	4,000,000	(169,774)
Dassault Aviation SA	Call	Credit Suisse International	1/11/17	EUR	1,064.33	700	(9,243)
Eni SpA	Call	Bank of America N.A.	1/11/17	EUR	13.85	75,000	(122,485)
Koninklijke Philips NV	Call	Bank of America N.A.	1/11/17	EUR	27.78	128,000	(190,909)
LG Chem Ltd.	Call	Deutsche Bank AG	1/11/17	KRW	240,307.06	9,200	(161,464)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	71

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	1/11/17	GBP	31.41	8,700	$(418)
ORIX Corp.	Call	Bank of America N.A.	1/11/17	JPY	1,796.83	79,000	(38,426)
Royal Dutch Shell PLC, B Shares	Call	Credit Suisse International	1/11/17	GBP	20.89	180,000	(539,918)
Samsung Electronics Co. Ltd.	Call	BNP Paribas S.A.	1/11/17	KRW	1,801,470.00	2,300	(74,493)
Sanofi	Call	Credit Suisse International	1/11/17	EUR	76.45	15,800	(23,647)
SAP SE	Call	Credit Suisse International	1/11/17	EUR	76.55	23,000	(138,668)
Societe Generale SA	Call	Credit Suisse International	1/11/17	EUR	40.68	30,000	(191,905)
Societe Generale SA	Call	Morgan Stanley & Co. International PLC	1/11/17	EUR	41.20	42,000	(246,227)
Sophos Group PLC	Call	Credit Suisse International	1/11/17	GBP	2.55	150,000	(16,617)
Telecom Italia SpA	Call	Morgan Stanley & Co. International PLC	1/11/17	EUR	0.73	950,000	(111,858)
Worldpay Group PLC	Call	Credit Suisse International	1/11/17	GBP	2.74	100,000	(2,326)
Encana Corp.	Call	Credit Suisse International	1/12/17	CAD	15.00	96,000	(64,986)
Xero Ltd.	Call	Deutsche Bank AG	1/12/17	NZD	19.65	6,000	(9)
Tencent Holdings Ltd.	Call	Goldman Sachs International	1/13/17	HKD	204.69	76,000	(1,970)
Toyota Motor Corp.	Call	JPMorgan Chase Bank N.A.	1/13/17	JPY	6,071.04	22,000	(147,348)
Vodafone Group PLC	Call	UBS AG	1/13/17	GBP	2.16	610,000	(1,862)
Canadian Pacific Railway Ltd.	Call	Goldman Sachs International	1/17/17	CAD	198.08	10,000	(7,189)
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	1/17/17	GBP	31.41	8,700	(852)
AIA Group Ltd.	Call	Citibank N.A.	1/18/17	HKD	48.10	540,000	(1,412)
ASML Holding NV	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	100.37	4,100	(29,992)
AXA SA	Call	Credit Suisse International	1/18/17	EUR	24.13	70,000	(37,558)
Azimut Holding SpA	Call	Bank of America N.A.	1/18/17	EUR	14.27	48,000	(81,177)
BAE Systems PLC	Call	Credit Suisse International	1/18/17	GBP	5.97	154,700	(15,313)
Cellnex Telecom SA	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	15.59	29,600	(85)
CNH Industrial NV	Call	Bank of America N.A.	1/18/17	EUR	8.47	73,000	(8,454)
Continental AG	Call	UBS AG	1/18/17	EUR	185.79	5,900	(19,313)
Diageo PLC	Call	Credit Suisse International	1/18/17	GBP	20.98	87,000	(35,924)
Don Quijote Holdings Co. Ltd.	Call	Bank of America N.A.	1/18/17	JPY	4,238.10	30,700	(38,907)
Eni SpA	Call	Bank of America N.A.	1/18/17	EUR	14.31	150,000	(178,958)
Lloyds Banking Group PLC	Call	Credit Suisse International	1/18/17	GBP	0.59	1,150,000	(53,450)
Rio Tinto PLC	Call	Morgan Stanley & Co. International PLC	1/18/17	GBP	33.36	64,000	(11,031)
Sanofi	Call	Credit Suisse International	1/18/17	EUR	78.96	13,600	(9,499)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	JPMorgan Chase Bank N.A.	1/18/17	TWD	190.64	331,000	(2,529)
thyssenkrupp AG	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	21.97	105,000	(101,546)
Toronto-Dominion Bank	Call	Morgan Stanley & Co. International PLC	1/18/17	CAD	64.27	39,600	(57,631)
Wacker Chemie AG	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	94.08	15,000	(84,708)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	1/18/17	NZD	17.78	14,000	(2,953)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	1/19/17	EUR	13.12	70,000	(79,814)
Kennedy Wilson Europe Real Estate PLC	Call	UBS AG	1/19/17	GBP	9.58	45,000	(8,908)
Sophos Group PLC	Call	Morgan Stanley & Co. International PLC	1/19/17	GBP	2.36	75,000	(24,056)
Unibail-Rodamco SE — REIT	Call	UBS AG	1/19/17	EUR	215.24	9,400	(120,678)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	1/19/17	GBP	2.93	186,000	(1,333)
Sumitomo Mitsui Financial Group, Inc.	Call	JPMorgan Chase Bank N.A.	1/23/17	JPY	4,749.12	169,000	(65,030)
AXA SA	Call	Credit Suisse International	1/24/17	EUR	24.25	70,000	(38,810)
BNP Paribas SA	Call	Bank of America N.A.	1/24/17	EUR	55.48	12,000	(69,756)
China Unicom Hong Kong Ltd.	Call	Citibank N.A.	1/24/17	HKD	9.36	1,000,000	(24,497)
Sophos Group PLC	Call	Morgan Stanley & Co. International PLC	1/24/17	GBP	2.39	90,000	(26,384)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	1/24/17	NZD	17.86	14,000	(3,233)
Commonwealth Bank of Australia	Call	Bank of America N.A.	1/25/17	AUD	80.09	41,000	(82,690)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	1/25/17	EUR	14.24	76,000	(29,238)
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	1/25/17	GBP	31.41	8,700	(1,636)
TOTO Ltd.	Call	Bank of America N.A.	1/25/17	JPY	4,581.75	13,800	(17,810)
Unilever PLC	Call	Credit Suisse International	1/25/17	GBP	31.56	59,000	(112,802)
Aalberts Industries NV	Call	UBS AG	1/26/17	EUR	30.94	22,000	(11,682)
Anheuser-Busch InBev SA	Call	UBS AG	1/26/17	EUR	100.44	22,000	(49,697)
Atlantia SpA	Call	Morgan Stanley & Co. International PLC	1/26/17	EUR	22.00	56,000	(35,142)
AXA SA	Call	Credit Suisse International	1/26/17	EUR	24.37	19,000	(10,137)
BNP Paribas SA	Call	Credit Suisse International	1/26/17	EUR	60.32	67,000	(143,134)
Eni SpA	Call	Credit Suisse International	1/26/17	EUR	15.19	73,700	(37,645)
Imperial Brands PLC	Call	Credit Suisse International	1/26/17	GBP	35.50	56,000	(51,225)
KION Group AG	Call	Morgan Stanley & Co. International PLC	1/26/17	EUR	53.81	16,000	(19,600)

See Notes to Financial Statements.

72	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Naspers Ltd., N Shares	Call	UBS AG	1/26/17	ZAR	2,090.40	7,000	$(20,876)
Nestle SA	Call	UBS AG	1/26/17	CHF	72.90	114,700	(134,902)
Nintendo Co. Ltd.	Call	Bank of America N.A.	1/26/17	JPY	25,756.50	16,900	(69,018)
Reckitt Benckiser Group PLC	Call	Credit Suisse International	1/26/17	GBP	67.33	30,100	(75,605)
Renault SA	Call	Bank of America N.A.	1/26/17	EUR	84.46	40,000	(114,978)
Telecom Italia SpA	Call	UBS AG	1/26/17	EUR	0.81	1,600,000	(90,203)
UBS Group AG	Call	Bank of America N.A.	1/26/17	CHF	16.95	165,900	(26,000)
Vodafone Group PLC	Call	UBS AG	1/26/17	GBP	2.01	580,600	(30,218)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/27/17	GBP	44.64	37,000	(52,147)
Dassault Aviation SA	Call	Morgan Stanley & Co. International PLC	1/27/17	EUR	1,063.50	400	(8,503)
Encana Corp.	Call	Morgan Stanley & Co. International PLC	1/27/17	CAD	15.71	19,900	(9,851)
Hexagon AB, B Shares	Call	Morgan Stanley & Co. International PLC	1/27/17	SEK	323.23	55,000	(58,764)
Mitsubishi Estate Co. Ltd.	Call	Bank of America N.A.	1/27/17	JPY	2,394.75	117,000	(35,082)
Toronto-Dominion Bank	Call	Citibank N.A.	1/30/17	CAD	64.00	43,000	(71,130)
Commonwealth Bank of Australia	Call	Bank of America N.A.	1/31/17	AUD	83.21	35,000	(25,675)
KION Group AG	Call	Morgan Stanley & Co. International PLC	1/31/17	EUR	54.08	16,000	(19,683)
Rio Tinto PLC	Call	Bank of America N.A.	1/31/17	GBP	31.66	56,000	(55,034)
Sophos Group PLC	Call	Morgan Stanley & Co. International PLC	1/31/17	GBP	2.39	90,000	(26,771)
Worldpay Group PLC	Call	UBS AG	1/31/17	GBP	2.62	170,000	(22,901)
ASML Holding NV	Call	UBS AG	2/01/17	EUR	106.76	32,500	(109,188)
Atlantia SpA	Call	Credit Suisse International	2/01/17	EUR	22.72	48,500	(17,331)
Don Quijote Holdings Co. Ltd.	Call	JPMorgan Chase Bank N.A.	2/01/17	JPY	4,501.10	29,000	(16,927)
FANUC Corp.	Call	JPMorgan Chase Bank N.A.	2/01/17	JPY	20,955.90	6,900	(18,124)
LG Chem Ltd.	Call	UBS AG	2/01/17	KRW	271,179.17	9,600	(43,753)
Telecom Italia SpA	Call	UBS AG	2/01/17	EUR	0.87	1,519,100	(47,780)
TOTO Ltd.	Call	Morgan Stanley & Co. International PLC	2/01/17	JPY	4,851.60	26,500	(14,798)
Wacker Chemie AG	Call	UBS AG	2/01/17	EUR	99.39	15,000	(45,412)
BNP Paribas SA	Call	Morgan Stanley & Co. International PLC	2/02/17	EUR	62.43	41,300	(64,307)
Cellnex Telecom SA	Call	Credit Suisse International	2/02/17	EUR	13.72	50,000	(18,122)
Metro Bank PLC	Call	UBS AG	2/02/17	GBP	33.58	12,000	(519)
Statoil ASA	Call	Goldman Sachs International	2/03/17	NOK	164.01	25,000	(7,653)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Bank of America N.A.	2/03/17	TWD	189.21	385,000	(11,588)
Potash Corp. of Saskatchewan, Inc.	Call	Morgan Stanley & Co. International PLC	2/06/17	CAD	23.87	35,000	(23,016)
Aalberts Industries NV	Call	UBS AG	2/07/17	EUR	30.31	25,000	(27,130)
AIA Group Ltd.	Call	Bank of America N.A.	2/07/17	HKD	45.04	354,000	(28,153)
Imperial Brands PLC	Call	Credit Suisse International	2/07/17	GBP	36.14	20,000	(18,674)
Lloyds Banking Group PLC	Call	Credit Suisse International	2/07/17	GBP	0.59	1,150,000	(59,602)
Lloyds Banking Group PLC	Call	Credit Suisse International	2/07/17	GBP	0.66	1,200,000	(11,547)
Metro Bank PLC	Call	UBS AG	2/07/17	GBP	33.58	12,000	(768)
Snam SpA	Call	Bank of America N.A.	2/07/17	EUR	3.85	328,000	(46,673)
Toyota Motor Corp.	Call	Goldman Sachs International	2/07/17	JPY	7,131.97	25,000	(24,373)
Worldpay Group PLC	Call	Bank of America N.A.	2/07/17	GBP	2.72	395,500	(29,608)
Buzzi Unicem SpA	Call	Credit Suisse International	2/08/17	EUR	23.60	54,200	(23,498)
Cellnex Telecom SA	Call	Credit Suisse International	2/08/17	EUR	13.73	21,300	(8,184)
China Unicom Hong Kong Ltd.	Call	JPMorgan Chase Bank N.A.	2/08/17	HKD	9.48	914,000	(26,512)
Dassault Aviation SA	Call	Morgan Stanley & Co. International PLC	2/08/17	EUR	1,069.14	900	(20,383)
Diageo PLC	Call	UBS AG	2/08/17	GBP	21.08	40,000	(23,159)
ORIX Corp.	Call	Bank of America N.A.	2/08/17	JPY	1,918.38	113,900	(38,307)
Samsonite International SA	Call	Citibank N.A.	2/08/17	HKD	22.76	366,000	(17,490)
Unilever PLC	Call	Bank of America N.A.	2/08/17	GBP	32.28	52,000	(64,019)
Naspers Ltd., N Shares	Call	UBS AG	2/09/17	ZAR	2,089.53	8,700	(39,980)
Ryanair Holdings PLC — ADR	Call	Goldman Sachs International	2/09/17	USD	82.40	21,000	(79,830)
Samsung Electronics Co. Ltd.	Call	Goldman Sachs International	2/09/17	KRW	1,801,320.00	1,100	(66,798)
Sumitomo Mitsui Financial Group, Inc.	Call	JPMorgan Chase Bank N.A.	2/09/17	JPY	4,820.40	54,400	(29,413)
Tencent Holdings Ltd.	Call	Bank of America N.A.	2/09/17	HKD	189.47	81,000	(55,296)
UBS Group AG	Call	Credit Suisse International	2/09/17	CHF	17.13	125,000	(25,833)
Unibail-Rodamco SE — REIT	Call	Morgan Stanley & Co. International PLC	2/09/17	EUR	224.22	12,200	(100,745)
Wacker Chemie AG	Call	UBS AG	2/09/17	EUR	91.47	17,600	(157,235)
Xero Ltd.	Call	Deutsche Bank AG	2/09/17	NZD	18.03	12,000	(3,358)
Royal Dutch Shell PLC, B Shares	Call	Morgan Stanley & Co. International PLC	2/10/17	GBP	24.23	56,000	(22,382)
SAP SE	Call	Morgan Stanley & Co. International PLC	2/10/17	EUR	80.49	24,400	(80,817)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	73

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Sophos Group PLC	Call	Credit Suisse International	2/10/17	GBP	2.64	75,000	$(8,089)
Anheuser-Busch InBev SA	Call	Morgan Stanley & Co. International PLC	2/14/17	EUR	99.37	46,300	(172,794)
Atlantia SpA	Call	UBS AG	2/14/17	EUR	22.30	11,000	(6,857)
thyssenkrupp AG	Call	UBS AG	2/14/17	EUR	24.10	90,000	(38,462)
Aalberts Industries NV	Call	UBS AG	2/15/17	EUR	30.87	27,600	(23,612)
Azimut Holding SpA	Call	Goldman Sachs International	2/15/17	EUR	16.80	37,000	(16,242)
Continental AG	Call	UBS AG	2/15/17	EUR	188.23	5,000	(22,866)
Encana Corp.	Call	Morgan Stanley & Co. International PLC	2/15/17	CAD	16.89	66,500	(23,802)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	2/15/17	EUR	14.39	144,700	(67,745)
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	2/15/17	GBP	31.49	8,400	(3,229)
Worldpay Group PLC	Call	UBS AG	2/15/17	GBP	2.67	186,000	(21,370)
Sophos Group PLC	Call	Credit Suisse International	2/16/17	GBP	2.61	60,000	(7,658)
FANUC Corp.	Call	JPMorgan Chase Bank N.A.	2/22/17	JPY	20,955.90	6,900	(17,438)
Lloyds Banking Group PLC	Call	Credit Suisse International	2/22/17	GBP	0.66	1,200,000	(16,260)
Mitsubishi Estate Co. Ltd.	Call	JPMorgan Chase Bank N.A.	2/22/17	JPY	2,441.88	100,000	(43,952)
Unilever PLC	Call	Goldman Sachs International	2/23/17	GBP	33.39	44,900	(32,386)
Sophos Group PLC	Call	Credit Suisse International	2/24/17	GBP	2.67	76,000	(7,573)
Sophos Group PLC	Call	Morgan Stanley & Co. International PLC	3/02/17	GBP	2.63	115,500	(14,651)
LG Chem Ltd.	Call	JPMorgan Chase Bank N.A.	3/03/17	KRW	264,685.44	2,300	(22,420)
Total							$(8,175,184)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
BGY
Outstanding options at beginning of year	37,604,404	$8,979,694	—	—
Options written	225,577,889	61,029,672	—	—
Options exercised	(13,658)	(270,705)	—	—
Options expired	(120,829,172)	(32,307,015)	—	—
Options closed	(115,448,497)	(30,388,551)	—	—
Outstanding options at end of year	26,890,966	$7,043,095	—	—

As of period end, the value of portfolio securities subject to covered call options written was $282,294,414.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$8,662,185	—	—	$8,662,185

See Notes to Financial Statements.

74	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$14,390	—	$14,390
Futures	—	—	$6,658,849	—	—	$6,658,849
Options purchased[1]	—	—	(76,865)	—	—	(76,865)
Options written	—	—	(417,318)	—	—	(417,318)

Total	—	—	$6,164,666	$14,390	—	$6,179,056

Net Change in Unrealized Appreciation (Depreciation) on:
Options Written	—	—	$(4,135,248)	—	—	$(4,135,248)

[1]	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$15,274,986
Forward foreign currency exchange contracts:
Average amounts sold — in USD[1]	$2,434,643
Options:
Average value of option contracts written	$9,315,761

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$8,662,185

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(487,001)

Total derivative assets and liabilities subject to an MNA	—	$8,175,184

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	75

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$1,429,004	—	$(1,429,004)	—	—
Barclays Bank PLC	19,220	—	—	—	$19,220
BNP Paribas S.A.	74,493	—	—	—	74,493
Citibank N.A.	355,433	—	—	$(100,000)	255,433
Credit Suisse International	2,421,096	—	(2,371,096)	(50,000)	—
Deutsche Bank AG	164,831	—	(137,831)	(27,000)	—
Goldman Sachs International	362,380	—	(362,380)	—	—
JPMorgan Chase Bank N.A.	389,693	—	—	(389,693)	—
Morgan Stanley & Co. International PLC	1,743,060	—	(1,743,060)	—	—
UBS AG	1,215,974	—	—	(1,215,974)	—
Total	$8,175,184	—	(6,043,371)	(1,782,667)	$349,146

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$8,750,325	—	$8,750,325
Belgium	$14,129,795	—	—	14,129,795
Canada	36,493,152	—	—	36,493,152
China	8,927,995	23,553,974	—	32,481,969
France	—	61,029,285	—	61,029,285
Germany	3,934,041	35,803,985	—	39,738,026
Hong Kong	—	12,290,170	—	12,290,170
India	—	15,072,947	—	15,072,947
Indonesia	—	7,047,477	—	7,047,477
Ireland	12,790,642	—	—	12,790,642
Italy	—	37,203,709	—	37,203,709
Japan	—	56,846,160	—	56,846,160
Mexico	7,178,982	—	—	7,178,982
Netherlands	—	39,254,611	—	39,254,611
New Zealand	—	4,365,814	—	4,365,814
Norway	—	9,680,693	—	9,680,693
Peru	4,325,364	—	—	4,325,364
Philippines	3,036,929	—	—	3,036,929
Portugal	—	7,880,521	—	7,880,521
South Africa	—	8,470,291	—	8,470,291
South Korea	—	18,699,034	—	18,699,034
Spain	—	7,603,984	—	7,603,984
Sweden	—	7,620,600	—	7,620,600
Switzerland	—	30,152,558	—	30,152,558
Taiwan	—	8,715,554	—	8,715,554
Thailand	5,099,369	—	—	5,099,369
United Kingdom	12,430,917	96,852,996	—	109,283,913

See Notes to Financial Statements.

76	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
United States	$18,197,326	$5,503,860	—	$23,701,186
Investment Companies	33,464,765	—	—	33,464,765
Preferred Stocks	—	—	$15,855,374	15,855,374
Short-Term Securities	22,641,400	—	—	22,641,400

Total Investments	$182,650,677	$502,398,548	$15,855,374	$700,904,599

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(422,409)	$(8,239,776)	—	$(8,662,185)

[1] Derivative financial instruments are options written, which are shown at value.

	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Long-Term Investments:
Common Stocks	$6,627,779	$(48,171,170)	$48,171,170	$(6,627,779)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

[2]	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2015	$4,465,011	$15,504,609	$19,969,620
Transfers into Level 3	—	—	—
Transfers out of Level 3	(4,465,011)	—	(4,465,011)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	—	350,765	350,765
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of December 31, 2016	—	$15,855,374	$15,855,374

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2016[2]	—	$350,765	$350,765

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	77

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$15,855,374	Market	Discount Rate[2]	25.00%
			Revenue Growth Rate[1]	27.00%
			Revenue Growth Rate[1]	348.00%
			Revenue Multiple[1]	34.00x-46.00x
			Revenue Multiple[1]	4.50x
			Exit Scenario Probability[1]	20.00% - 50.00%
			Time to Exit[2]	1-3 years

Total	$15,855,374

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

78	ANNUAL REPORT	DECEMBER 31, 2016

Consolidated Schedule of Investments December 31, 2016	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals — 18.3%
Agrium, Inc. (a)	186,959	$18,792,676
CF Industries Holdings, Inc. (a)	871,270	27,427,580
Monsanto Co. (b)	428,247	45,055,867
Potash Corp. of Saskatchewan, Inc. (a)	1,570,907	28,417,708
Syngenta AG	123,221	48,684,978
Yara International ASA	266,000	10,464,191

		178,843,000
Containers & Packaging — 5.6%
International Paper Co. (a)	558,175	29,616,766
Packaging Corp. of America (a)	294,719	24,998,066

		54,614,832
Energy Equipment & Services — 2.7%
Baker Hughes, Inc. (a)	202,777	13,174,422
Schlumberger Ltd. (a)	163,552	13,730,190

		26,904,612
Food & Staples Retailing — 2.1%
Fyffes PLC	8,479,549	20,172,825
Food Products — 5.5%
AGT Food & Ingredients, Inc.	433,633	11,833,548
BRF SA — ADR (a)	346,157	5,109,277
Elders Ltd. (c)	1,246,695	3,571,728
First Resources Ltd.	8,361,900	10,953,543
Glanbia PLC	234,673	3,898,124
Golden Agri-Resources Ltd.	31,419,900	9,302,690
Kerry Group PLC	127,448	9,109,370

		53,778,280
Independent Power and Renewable Electricity Producers — 0.0%
Greenko Group PLC (c)	59,000	1
Machinery — 1.0%
Deere & Co. (a)	93,587	9,643,204
Metals & Mining — 29.6%
ArcelorMittal (c)	1,874,279	13,771,338
Barrick Gold Corp. (a)	1,698,044	27,134,743
Boliden AB	478,793	12,436,648
Detour Gold Corp. (a)(c)	1,235,496	16,830,315
Eldorado Gold Corp. (c)	3,372,003	10,849,479
First Quantum Minerals Ltd.	1,566,807	15,578,798
Glencore PLC (c)	10,997,246	37,158,648
Lundin Mining Corp. (c)	2,363,318	11,265,211
MMC Norilsk Nickel PJSC — ADR	1,394,368	23,207,440
Nevsun Resources Ltd.	3,087,129	9,542,014
Newcrest Mining Ltd.	1,350,000	19,357,773
Rio Tinto PLC — ADR (a)	990,526	38,095,630
Silver Wheaton Corp.	1,257,718	24,299,112
Vale SA — ADR (a)	3,861,399	29,423,860

		288,951,009

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 33.9%
Anadarko Petroleum Corp. (a)	248,125	$17,301,756
BP PLC — ADR (a)	1,432,852	53,560,006
Cairn Energy PLC (c)	2,826,530	8,212,484
Chevron Corp. (a)(b)	136,002	16,007,435
Cimarex Energy Co. (a)	95,217	12,939,990
ConocoPhillips (a)(b)	495,694	24,854,097
Devon Energy Corp. (a)	335,300	15,313,151
Enbridge, Inc. (a)	479,410	20,174,033
Eni SpA — ADR (a)	392,070	12,640,337
EOG Resources, Inc. (a)	191,918	19,402,910
Exxon Mobil Corp. (a)(b)	208,754	18,842,136
Hess Corp. (a)	228,622	14,240,864
Occidental Petroleum Corp. (a)	226,450	16,130,034
Pioneer Natural Resources Co. (a)	85,550	15,404,990
Royal Dutch Shell PLC, A Shares	215,918	5,960,137
Royal Dutch Shell PLC, A Shares — ADR (a)	1,111,324	60,433,799

		331,418,159
Paper & Forest Products — 1.0%
Precious Woods Holding AG (c)	20,000	117,843
TFS Corp. Ltd. (d)	7,903,565	9,453,285

		9,571,128
Total Long-Term Investments (Cost — $835,757,398) — 99.7%		973,897,050

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (e)(f)	12,603,929	12,603,929
SL Liquidity Series, LLC Money Market Series, 0.95% (e)(f)(g)	3,936,869	3,937,262
Total Short-Term Securities (Cost — $16,540,987) — 1.7%		16,541,191
Total Investments Before Options Written (Cost — $852,298,385) — 101.4%		990,438,241

Options Written
(Premiums Received — $10,175,756) — (1.1)%		(10,145,685)
Total Investments Net of Options Written — 100.3%		980,292,556
Liabilities in Excess of Other Assets — (0.3)%		(3,393,444)

Net Assets — 100.0%		$976,899,112

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	79

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

(e)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,170,241	(6,170,241)	—	—	$38,573		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	12,603,929	12,603,929	$12,603,929	7,198		$ 52
SL Liquidity Series, LLC, Money Market Series	35,689	3,901,180	3,936,869	3,937,262	134,174	[1]	2,130
Total				$16,541,191	$179,945		$2,182

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Exxon Mobil Corp.	Call	1/04/17	USD	89.00	65	$(10,213)
CF Industries Holdings, Inc.	Call	1/06/17	USD	29.00	660	(169,620)
Devon Energy Corp.	Call	1/06/17	USD	49.00	445	(2,448)
Exxon Mobil Corp.	Call	1/06/17	USD	89.00	70	(10,990)
International Paper Co.	Call	1/06/17	USD	50.50	546	(140,049)
Occidental Petroleum Corp.	Call	1/06/17	USD	70.00	93	(14,136)
Occidental Petroleum Corp.	Call	1/06/17	USD	73.00	217	(3,255)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/06/17	USD	52.50	520	(141,700)
Schlumberger Ltd.	Call	1/06/17	USD	86.00	97	(1,261)
Vale SA — ADR	Call	1/06/17	USD	9.00	2,200	(6,600)
Barrick Gold Corp.	Call	1/09/17	USD	16.25	1,500	(60,116)
Anadarko Petroleum Corp.	Call	1/13/17	USD	69.00	40	(7,920)
Barrick Gold Corp.	Call	1/13/17	USD	17.50	1,000	(17,000)
BP PLC — ADR	Call	1/13/17	USD	36.50	540	(60,750)
CF Industries Holdings, Inc.	Call	1/13/17	USD	30.00	612	(120,258)
Exxon Mobil Corp.	Call	1/13/17	USD	90.00	284	(36,494)
Hess Corp.	Call	1/13/17	USD	58.00	267	(122,820)
Occidental Petroleum Corp.	Call	1/13/17	USD	73.50	219	(7,446)
Pioneer Natural Resources Co.	Call	1/13/17	USD	195.00	157	(8,242)
Potash Corp. of Saskatchewan, Inc.	Call	1/13/17	USD	19.00	1,600	(24,000)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/13/17	USD	53.00	520	(96,200)
Schlumberger Ltd.	Call	1/13/17	USD	86.50	97	(3,056)
Agrium, Inc.	Call	1/20/17	CAD	135.00	372	(58,322)
Anadarko Petroleum Corp.	Call	1/20/17	USD	65.00	451	(237,902)
Baker Hughes, Inc.	Call	1/20/17	USD	62.50	187	(61,523)
Baker Hughes, Inc.	Call	1/20/17	USD	65.00	128	(21,760)
Barrick Gold Corp.	Call	1/20/17	USD	19.00	1,000	(10,000)
BP PLC — ADR	Call	1/20/17	USD	35.00	548	(137,822)
BP PLC — ADR	Call	1/20/17	USD	37.00	547	(49,777)
BRF SA — ADR	Call	1/20/17	USD	15.00	330	(9,900)
CF Industries Holdings, Inc.	Call	1/20/17	USD	29.00	550	(160,050)
CF Industries Holdings, Inc.	Call	1/20/17	USD	32.00	500	(51,750)
Chevron Corp.	Call	1/20/17	USD	108.75	70	(67,479)
Cimarex Energy Co.	Call	1/20/17	USD	140.00	216	(44,820)
ConocoPhillips	Call	1/20/17	USD	46.00	426	(193,830)
ConocoPhillips	Call	1/20/17	USD	47.50	95	(29,212)
Detour Gold Corp.	Call	1/20/17	CAD	20.00	500	(15,268)
Detour Gold Corp.	Call	1/20/17	CAD	24.00	380	(2,264)
Devon Energy Corp.	Call	1/20/17	USD	45.00	447	(83,589)
Enbridge, Inc.	Call	1/20/17	CAD	58.00	615	(14,424)
Eni SpA — ADR	Call	1/20/17	USD	30.00	454	(111,230)

See Notes to Financial Statements.

80	ANNUAL REPORT	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
EOG Resources, Inc.	Call	1/20/17	USD	105.00	70	$(6,790)
EOG Resources, Inc.	Call	1/20/17	USD	95.00	204	(137,700)
Exxon Mobil Corp.	Call	1/20/17	USD	90.00	136	(20,944)
Hess Corp.	Call	1/20/17	USD	60.00	111	(38,018)
International Paper Co.	Call	1/20/17	USD	52.50	498	(66,483)
Occidental Petroleum Corp.	Call	1/20/17	USD	70.00	100	(21,900)
Pioneer Natural Resources Co.	Call	1/20/17	USD	180.00	5	(2,500)
Pioneer Natural Resources Co.	Call	1/20/17	USD	195.00	180	(16,650)
Potash Corp. of Saskatchewan, Inc.	Call	1/20/17	USD	18.00	880	(44,000)
Rio Tinto PLC — ADR	Call	1/20/17	USD	40.00	1,304	(74,980)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/20/17	USD	52.50	1,612	(382,850)
Schlumberger Ltd.	Call	1/20/17	USD	82.50	229	(61,716)
Schlumberger Ltd.	Call	1/20/17	USD	87.50	97	(4,850)
Vale SA — ADR	Call	1/20/17	USD	8.00	1,315	(27,615)
Anadarko Petroleum Corp.	Call	1/27/17	USD	75.00	326	(17,767)
Baker Hughes, Inc.	Call	1/27/17	USD	65.50	122	(36,112)
Baker Hughes, Inc.	Call	1/27/17	USD	66.50	187	(29,826)
Baker Hughes, Inc.	Call	1/27/17	USD	67.00	187	(51,892)
Barrick Gold Corp.	Call	1/27/17	USD	16.00	1,000	(86,500)
BP PLC — ADR	Call	1/27/17	USD	36.50	777	(106,449)
CF Industries Holdings, Inc.	Call	1/27/17	USD	33.00	275	(23,375)
CF Industries Holdings, Inc.	Call	1/27/17	USD	34.00	275	(15,538)
Chevron Corp.	Call	1/27/17	USD	118.00	70	(15,610)
ConocoPhillips	Call	1/27/17	USD	51.50	464	(42,224)
ConocoPhillips	Call	1/27/17	USD	52.00	285	(20,948)
Deere & Co.	Call	1/27/17	USD	102.00	149	(42,167)
Devon Energy Corp.	Call	1/27/17	USD	50.00	445	(15,798)
EOG Resources, Inc.	Call	1/27/17	USD	110.00	130	(5,460)
Hess Corp.	Call	1/27/17	USD	65.50	83	(11,288)
International Paper Co.	Call	1/27/17	USD	53.50	452	(45,652)
Occidental Petroleum Corp.	Call	1/27/17	USD	74.00	276	(17,388)
Potash Corp. of Saskatchewan, Inc.	Call	1/27/17	USD	19.00	1,500	(40,500)
Potash Corp. of Saskatchewan, Inc.	Call	1/27/17	USD	19.50	723	(16,268)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/27/17	USD	53.00	753	(175,072)
EOG Resources, Inc.	Call	1/30/17	USD	96.00	131	(84,053)
Vale SA — ADR	Call	1/30/17	USD	8.50	3,220	(47,811)
CF Industries Holdings, Inc.	Call	2/03/17	USD	30.00	245	(61,618)
CF Industries Holdings, Inc.	Call	2/03/17	USD	31.00	368	(70,288)
ConocoPhillips	Call	2/03/17	USD	53.00	195	(14,040)
Devon Energy Corp.	Call	2/03/17	USD	48.50	4	(356)
International Paper Co.	Call	2/03/17	USD	54.50	238	(22,015)
Vale SA — ADR	Call	2/06/17	USD	9.10	3,000	(31,380)
EOG Resources, Inc.	Call	2/09/17	USD	105.00	89	(16,354)
BP PLC — ADR	Call	2/10/17	USD	37.50	821	(84,563)
ConocoPhillips	Call	2/10/17	USD	52.00	83	(9,545)
Vale SA — ADR	Call	2/15/17	USD	8.50	3,220	(76,688)
Agrium, Inc.	Call	2/17/17	CAD	135.00	375	(109,625)
Barrick Gold Corp.	Call	2/17/17	USD	17.00	1,000	(76,500)
BP PLC — ADR	Call	2/17/17	USD	37.00	1,677	(223,041)
Chevron Corp.	Call	2/17/17	USD	115.00	404	(195,940)
ConocoPhillips	Call	2/17/17	USD	49.00	290	(81,780)
ConocoPhillips	Call	2/17/17	USD	55.00	133	(6,850)
Deere & Co.	Call	2/17/17	USD	105.00	225	(68,962)
Detour Gold Corp.	Call	2/17/17	CAD	20.00	500	(32,771)
Enbridge, Inc.	Call	2/17/17	CAD	58.00	360	(23,327)
EOG Resources, Inc.	Call	2/17/17	USD	105.00	143	(35,607)
Exxon Mobil Corp.	Call	2/17/17	USD	92.50	103	(12,618)
Hess Corp.	Call	2/17/17	USD	60.00	453	(216,308)
International Paper Co.	Call	2/17/17	USD	52.50	498	(99,351)
Schlumberger Ltd.	Call	2/17/17	USD	87.50	134	(15,544)
Vale SA — ADR	Call	2/17/17	USD	8.00	2,500	(101,250)
BP PLC — ADR	Call	3/17/17	USD	38.00	821	(81,279)
Total						$(6,047,790)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	81

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Boliden AB	Call	Morgan Stanley & Co. International PLC	1/05/17	SEK	225.36	28,500	$(38,129)
Exxon Mobil Corp.	Call	Citibank N.A.	1/05/17	USD	89.45	19,200	(25,318)
AGT Food & Ingredients, Inc.	Call	Citibank N.A.	1/06/17	CAD	38.00	20,000	(1,604)
ArcelorMittal	Call	UBS AG	1/06/17	EUR	6.26	355,000	(275,192)
Rio Tinto PLC — ADR	Call	Barclays Bank PLC	1/06/17	USD	34.10	80,400	(361,566)
Royal Dutch Shell PLC, A Shares — ADR	Call	Goldman Sachs International	1/09/17	USD	50.50	104,000	(411,486)
First Quantum Minerals Ltd.	Call	UBS AG	1/10/17	CAD	14.49	250,000	(27,062)
Nevsun Resources Ltd.	Call	Citibank N.A.	1/10/17	CAD	4.34	250,000	(6,234)
TFS Corp. Ltd.	Call	Citibank N.A.	1/10/17	AUD	1.48	200,000	(25,574)
AGT Food & Ingredients, Inc.	Call	Morgan Stanley & Co. International PLC	1/11/17	CAD	37.07	18,000	(6,625)
Detour Gold Corp.	Call	Deutsche Bank AG	1/11/17	CAD	20.02	50,000	(7,976)
Golden Agri-Resources Ltd.	Call	Morgan Stanley & Co. International PLC	1/11/17	SGD	0.44	3,150,000	(24,954)
Syngenta AG	Call	Bank of America N.A.	1/11/17	CHF	398.92	9,900	(71,389)
TFS Corp. Ltd.	Call	Bank of America N.A.	1/11/17	AUD	1.75	250,000	(1,571)
Elders Ltd.	Call	Goldman Sachs International	1/12/17	AUD	3.88	35,000	(2,928)
Elders Ltd.	Call	UBS AG	1/17/17	AUD	3.89	75,000	(6,453)
Packaging Corp. of America	Call	Goldman Sachs International	1/17/17	USD	86.10	49,300	(56,719)
AGT Food & Ingredients, Inc.	Call	Deutsche Bank AG	1/18/17	CAD	35.68	20,000	(20,953)
ArcelorMittal	Call	Credit Suisse International	1/18/17	EUR	7.22	360,000	(60,188)
Elders Ltd.	Call	Deutsche Bank AG	1/18/17	AUD	4.06	100,000	(3,044)
Glanbia PLC	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	15.75	16,000	(7,470)
Glencore PLC	Call	Credit Suisse International	1/18/17	GBP	2.99	1,250,000	(23,750)
Golden Agri-Resources Ltd.	Call	JPMorgan Chase Bank N.A.	1/18/17	SGD	0.44	3,150,000	(21,676)
Lundin Mining Corp.	Call	Citibank N.A.	1/18/17	CAD	7.16	325,000	(6,763)
Syngenta AG	Call	Morgan Stanley & Co. International PLC	1/18/17	CHF	412.24	14,500	(42,834)
TFS Corp. Ltd.	Call	Deutsche Bank AG	1/18/17	AUD	1.52	200,000	(20,232)
Yara International ASA	Call	Morgan Stanley & Co. International PLC	1/18/17	NOK	326.41	35,500	(74,163)
Rio Tinto PLC — ADR	Call	Deutsche Bank AG	1/19/17	USD	36.58	51,200	(122,792)
Boliden AB	Call	Morgan Stanley & Co. International PLC	1/24/17	SEK	242.56	64,400	(35,883)
Glanbia PLC	Call	Morgan Stanley & Co. International PLC	1/24/17	EUR	15.82	16,000	(7,907)
Glencore PLC	Call	Credit Suisse International	1/24/17	GBP	3.00	1,250,000	(32,952)
Syngenta AG	Call	Morgan Stanley & Co. International PLC	1/24/17	CHF	416.22	14,500	(41,703)
TFS Corp. Ltd.	Call	Goldman Sachs International	1/24/17	AUD	1.47	200,000	(27,338)
AGT Food & Ingredients, Inc.	Call	Citibank N.A.	1/25/17	CAD	35.96	20,000	(20,288)
Elders Ltd.	Call	Morgan Stanley & Co. International PLC	1/25/17	AUD	4.03	50,000	(2,331)
Eni SpA — ADR	Call	Citibank N.A.	1/25/17	USD	30.68	26,100	(52,300)
Golden Agri-Resources Ltd.	Call	Morgan Stanley & Co. International PLC	1/25/17	SGD	0.44	3,150,000	(25,204)
Kerry Group PLC	Call	Bank of America N.A.	1/25/17	EUR	68.13	19,300	(34,037)
Lundin Mining Corp.	Call	Morgan Stanley & Co. International PLC	1/25/17	CAD	7.19	325,000	(10,527)
Rio Tinto PLC — ADR	Call	Deutsche Bank AG	1/25/17	USD	42.60	45,000	(7,790)
TFS Corp. Ltd.	Call	Bank of America N.A.	1/25/17	AUD	1.77	250,000	(3,220)
Detour Gold Corp.	Call	Morgan Stanley & Co. International PLC	1/26/17	CAD	17.48	75,000	(90,933)
Royal Dutch Shell PLC, A Shares	Call	UBS AG	1/26/17	GBP	21.76	43,000	(50,127)
Yara International ASA	Call	Bank of America N.A.	1/26/17	NOK	332.61	35,500	(63,109)
MMC Norilsk Nickel PJSC — ADR	Call	Credit Suisse International	1/27/17	USD	16.84	70,000	(30,764)
AGT Food & Ingredients, Inc.	Call	Goldman Sachs International	1/31/17	CAD	36.32	15,000	(14,153)
BRF SA — ADR	Call	Goldman Sachs International	1/31/17	USD	15.03	33,000	(12,636)
Elders Ltd.	Call	Bank of America N.A.	1/31/17	AUD	4.06	100,000	(4,578)
Eni SpA — ADR	Call	JPMorgan Chase Bank N.A.	1/31/17	USD	30.75	45,300	(93,076)
Packaging Corp. of America	Call	Citibank N.A.	1/31/17	USD	86.80	38,500	(55,094)
Boliden AB	Call	UBS AG	2/01/17	SEK	252.62	38,700	(18,524)
Glanbia PLC	Call	UBS AG	2/01/17	EUR	16.19	61,800	(25,638)
ArcelorMittal	Call	Credit Suisse International	2/02/17	EUR	7.12	355,000	(122,928)
Potash Corp. of Saskatchewan, Inc.	Call	Credit Suisse International	2/02/17	USD	17.75	158,000	(123,246)
Rio Tinto PLC — ADR	Call	Goldman Sachs International	2/06/17	USD	39.35	39,200	(49,450)
Rio Tinto PLC — ADR	Call	Morgan Stanley & Co. International PLC	2/06/17	USD	40.90	50,000	(33,642)
Anadarko Petroleum Corp.	Call	Barclays Bank PLC	2/07/17	USD	70.90	17,500	(45,197)
Enbridge, Inc.	Call	Goldman Sachs International	2/07/17	CAD	56.92	58,000	(53,440)
Eni SpA — ADR	Call	Barclays Bank PLC	2/07/17	USD	32.02	40,000	(52,536)
Glencore PLC	Call	Morgan Stanley & Co. International PLC	2/07/17	GBP	2.91	1,898,900	(144,501)
Kerry Group PLC	Call	Bank of America N.A.	2/07/17	EUR	65.92	20,000	(74,219)

See Notes to Financial Statements.

82	ANNUAL REPORT	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
MMC Norilsk Nickel PJSC — ADR	Call	Morgan Stanley & Co. International PLC	2/07/17	USD	17.38	292,700	$(74,893)
MMC Norilsk Nickel PJSC — ADR	Call	UBS AG	2/07/17	USD	18.36	75,000	(8,726)
TFS Corp. Ltd.	Call	Morgan Stanley & Co. International PLC	2/07/17	AUD	1.57	200,000	(17,115)
AGT Food & Ingredients, Inc.	Call	Deutsche Bank AG	2/08/17	CAD	36.94	20,000	(16,365)
Boliden AB	Call	UBS AG	2/08/17	SEK	254.08	60,000	(30,047)
BRF SA — ADR	Call	Morgan Stanley & Co. International PLC	2/08/17	USD	14.15	72,500	(75,088)
Golden Agri-Resources Ltd.	Call	Citibank N.A.	2/08/17	SGD	0.44	3,150,000	(37,260)
First Quantum Minerals Ltd.	Call	Morgan Stanley & Co. International PLC	2/09/17	CAD	15.65	152,000	(29,435)
Royal Dutch Shell PLC, A Shares	Call	Morgan Stanley & Co. International PLC	2/09/17	GBP	22.52	43,300	(33,321)
Cimarex Energy Co.	Call	UBS AG	2/14/17	USD	138.00	16,400	(93,112)
Lundin Mining Corp.	Call	Morgan Stanley & Co. International PLC	2/14/17	CAD	6.71	300,000	(54,052)
MMC Norilsk Nickel PJSC —ADR	Call	Credit Suisse International	2/15/17	USD	17.36	120,000	(50,010)
ArcelorMittal	Call	Credit Suisse International	2/16/17	EUR	7.67	355,000	(76,319)
Packaging Corp. of America	Call	Citibank N.A.	2/22/17	USD	86.70	30,000	(77,569)
TFS Corp. Ltd.	Call	Deutsche Bank AG	2/22/17	AUD	1.72	200,000	(7,402)
Yara International ASA	Call	UBS AG	2/23/17	NOK	335.89	35,400	(70,434)
First Quantum Minerals Ltd.	Call	UBS AG	2/27/17	CAD	14.95	225,000	(110,518)
Enbridge, Inc.	Call	Deutsche Bank AG	3/06/17	CAD	58.60	36,000	(22,313)
Total							$(4,097,895)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	16,708,177	$7,049,614	—	—
Options written	119,866,832	70,132,544	—	—
Options exercised	(429,982)	(258,282)	—	—
Options expired	(36,145,141)	(18,398,998)	—	—
Options closed	(75,471,371)	(48,349,122)	—	—

Outstanding options at end of year	24,528,515	$10,175,756	—	—

As of period end, the value of portfolio securities subject to covered call options written was $321,719,890.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$10,145,685	—	—	$10,145,685

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	83

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(22,559)	—	—	$(22,559)
Options written	—	—	(36,777,894)	—	—	(36,777,894)

Total	—	—	$(36,800,453)	—	—	$(36,800,453)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[2]	—	—	$2,849	—	—	$2,849
Options written	—	—	(1,642,793)	—	—	(1,642,793)

Total	—	—	$(1,639,944)	—	—	$(1,639,944)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$18,030
Average value of option contracts written	$10,740,231

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$10,145,685

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	$(6,047,790)

Total derivative assets and liabilities subject to an MNA	—	$4,097,895

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (MNA) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 252,123	—	$(252,123)	—	—
Barclays Bank PLC	459,299	—	(459,299)	—	—
Citibank N.A.	308,004	—	(308,004)	—	—
Credit Suisse International	520,157	—	(520,157)	—	—
Deutsche Bank AG	228,867	—	(228,867)	—	—
Goldman Sachs International	628,150	—	(549,236)	—	$78,914
JPMorgan Chase Bank N.A.	114,752	—	—	—	114,752
Morgan Stanley & Co. International PLC	870,710	—	(870,710)	—	—
UBS AG	715,833	—	(715,833)	—	—
Total	$4,097,895	—	$(3,904,229)	—	$193,666

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

See Notes to Financial Statements.

84	ANNUAL REPORT	DECEMBER 31, 2016

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$119,693,831	$59,149,169	—	$178,843,000
Containers & Packaging	54,614,832	—	—	54,614,832
Energy Equipment & Services	26,904,612	—	—	26,904,612
Food & Staples Retailing	20,172,825	—	—	20,172,825
Food Products	33,522,047	20,256,233	—	53,778,280
Independent Power and Renewable Electricity Producers	—	—	$1	1
Machinery	9,643,204	—	—	9,643,204
Metals & Mining	183,019,162	105,931,847	—	288,951,009
Oil, Gas & Consumable Fuels	317,245,538	14,172,621	—	331,418,159
Paper & Forest Products	—	9,571,128	—	9,571,128
Short-Term Securities	12,603,929	—	—	12,603,929

Subtotal	$777,419,980	$209,080,998	$1	$986,500,979

Investments Valued at NAV[1]				3,937,262

Total Investments				$990,438,241

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(5,653,696)	$(4,491,989)	—	$(10,145,685)

[1]	As of December 31, 2016, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]	Derivative financial instruments are options written, which are shown at value.

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$(15,470,918)	$15,470,918	—

[1]	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	85

Schedule of Investments December 31, 2015	BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment — 1.1%
Juniper Networks, Inc. (a)	106,100	$2,998,387
Quantenna Communications, Inc. (b)	119,773	2,171,484

		5,169,871
Diversified Telecommunication Services — 0.5%
Zayo Group Holdings, Inc. (b)	62,600	2,057,036
Electronic Equipment, Instruments & Components — 2.3%
Coherent, Inc. (a)(b)	19,700	2,706,486
Fabrinet (a)(b)	44,500	1,793,350
Flex Ltd. (a)(b)	185,400	2,664,198
Largan Precision Co. Ltd.	26,000	3,030,596

		10,194,630
Equity Real Estate Investment Trusts (REITs) — 4.3%
Crown Castle International Corp. (a)	78,800	6,837,476
CyrusOne, Inc. (a)	99,600	4,455,108
Equinix, Inc. (a)	22,451	8,024,212

		19,316,796
Household Durables — 0.9%
Sony Corp.	140,700	3,931,430
Internet & Direct Marketing Retail — 6.8%
Amazon.com, Inc. (a)(b)	25,300	18,971,711
Ensogo Ltd. (b)	173,282	—
Expedia, Inc. (a)	22,400	2,537,472
Netflix, Inc. (a)(b)	35,220	4,360,236
Priceline Group, Inc. (a)(b)	2,300	3,371,938
Yoox Net-A-Porter Group SpA (b)	61,500	1,739,046

		30,980,403
Internet Software & Services — 20.0%
Akamai Technologies, Inc. (a)(b)	45,800	3,053,944
Alibaba Group Holding Ltd. — ADR (a)(b)	136,300	11,968,503
Alphabet, Inc., Class A (a)(b)	36,400	28,845,180
Coupa Software, Inc. (a)(b)	55,195	1,380,427
Criteo SA - ADR (a)(b)	49,400	2,029,352
Facebook, Inc., Class A (a)(b)	133,000	15,301,650
GoDaddy, Inc., Class A (a)(b)	56,000	1,957,200
MercadoLibre, Inc. (a)	22,900	3,575,606
Shopify, Inc., Class A (a)(b)	62,600	2,683,662
Takeaway.com Holding BV (b)(c)	47,800	1,182,812
Tencent Holdings Ltd.	643,200	15,595,744
Yandex NV, Class A (a)(b)	142,700	2,872,551

		90,446,631
IT Services — 10.9%
Cielo SA	249,200	2,135,431
Computer Sciences Corp. (a)	49,800	2,959,116
Euronet Worldwide, Inc. (a)(b)	31,100	2,252,573
Fidelity National Information Services, Inc.	53,200	4,024,048
Global Payments, Inc. (a)	49,200	3,414,972
InterXion Holding NV (a)(b)	91,600	3,212,412
Mastercard, Inc., Class A (a)	100,200	10,345,650
PayPal Holdings, Inc. (a)(b)	93,200	3,678,604
Square, Inc., Class A (a)(b)	298,700	4,071,281
Visa, Inc., A Shares (a)	142,400	11,110,048
Wirecard AG	49,800	2,136,801

		49,340,936
Media — 2.1%
Comcast Corp., Class A (a)	39,200	2,706,760
Eros International PLC (b)(d)	132,805	1,733,105

Common Stocks	Shares	Value
Media (continued)
Naspers Ltd., N Shares	35,000	$5,109,708

		9,549,573
Professional Services — 0.4%
Equifax, Inc. (a)	15,900	1,879,857
Semiconductors & Semiconductor Equipment — 19.4%
Advanced Micro Devices, Inc. (a)(b)	325,300	3,688,902
Applied Materials, Inc. (a)	140,400	4,530,708
ASML Holding NV	74,800	8,382,898
BE Semiconductor Industries NV	59,300	1,972,560
Broadcom Ltd. (a)	64,196	11,347,927
Dialog Semiconductor PLC (b)	62,200	2,613,336
Lam Research Corp. (a)	55,600	5,878,588
MACOM Technology Solutions Holdings, Inc. (a)(b)	55,400	2,563,912
Maxim Integrated Products, Inc. (a)	71,000	2,738,470
Megachips Corp.	107,700	2,380,304
Micron Technology, Inc. (a)(b)	135,700	2,974,544
Microsemi Corp. (a)(b)	49,100	2,649,927
Monolithic Power Systems, Inc. (a)	23,700	1,941,741
NVIDIA Corp. (a)	77,100	8,229,654
NXP Semiconductors NV (b)	56,600	5,547,366
Silicon Laboratories, Inc. (b)	33,300	2,164,500
Skyworks Solutions, Inc. (a)	47,600	3,553,816
SOITEC (b)	1,847,500	2,854,802
STMicroelectronics NV	405,400	4,595,001
Taiwan Semiconductor Manufacturing Co. Ltd.	1,278,000	7,158,405

		87,767,361
Software — 20.7%
Activision Blizzard, Inc. (a)	148,000	5,344,280
Adobe Systems, Inc. (a)(b)	60,400	6,218,180
Altium Ltd.	223,000	1,299,795
Autodesk, Inc. (a)(b)	64,500	4,773,645
Blackline, Inc. (b)	62,015	1,713,474
Electronic Arts, Inc. (a)(b)	67,600	5,324,176
ESI Group (b)	30,000	1,427,083
Gridsum Holding, Inc. — ADR (b)	185,244	1,887,636
HubSpot, Inc. (a)(b)	41,400	1,945,800
Intuit, Inc. (a)	19,700	2,257,817
Linx SA	395,900	2,110,445
Microsoft Corp. (a)	423,000	26,285,220
Nintendo Co. Ltd.	35,900	7,462,727
Oracle Corp. (a)	56,600	2,176,270
Proofpoint, Inc. (a)(b)	47,200	3,334,680
PTC, Inc. (a)(b)	59,900	2,771,573
salesforce.com, Inc. (a)(b)	117,800	8,064,588
Symantec Corp. (a)	92,700	2,214,603
Take-Two Interactive Software, Inc. (a)(b)	82,200	4,051,638
Xero Ltd. (b)	123,900	1,504,218
Zendesk, Inc. (a)(b)	79,400	1,683,280

		93,851,128
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc. (a)	231,400	26,800,748
Samsung Electronics Co. Ltd.	3,300	4,911,433

		31,712,181
Total Common Stocks — 96.4%		436,197,833

See Notes to Financial Statements.

86	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Preferred Stocks	Shares	Value
Internet & Direct Marketing Retail — 0.6%
Jasper Infotech Private Ltd., Series I (Acquired 8/18/15, Cost 1,998,435) (b)(e)	1,054	$2,570,706
Internet Software & Services — 2.6%
Uber Technologies, Inc., Series E (Acquired 12/4/14, Cost $3,000,048), 0.00% (b)(e)	90,044	4,449,074
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, Cost $3,016,964) (b)(e)	110,003	4,205,415
Zuora, Inc. (Acquired 1/16/15, Cost $3,894,522), 0.00% (b)(e)	1,025,063	3,290,452

		11,944,941
Software — 0.3%
Illumio, Inc., Series C (Acquired 3/11/15, Cost $1,500,001), 0.00% (b)(e)	466,730	1,442,196
Total Preferred Stocks — 3.5%		15,957,843
Total Long-Term Investments (Cost — $355,438,442) — 99.9%		452,155,676

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (f)(g)	2,902,077	$2,902,077
SL Liquidity Series, LLC Money Market Series, 0.95% (f)(g)(h)	128,952	128,965
Total Short-Term Securities (Cost — $3,031,030) — 0.7%		3,031,042
Total Investments Before Options Written (Cost — $358,469,472) — 100.6%		455,186,718

Options Written
(Premiums Received — $4,136,623) — (0.8)%		(3,450,347)
Total Investments Net of Options Written — 99.8%		451,736,371
Other Assets Less Liabilities — 0.2%		706,610

Net Assets — 100.0%		$452,442,981

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of security, is on loan.

(e)	Restricted security as to resale, excluding 144A securities. As of report date, the Trust held restricted securities with a current value of $15,957,843 and an original cost of $13,409,970 which was 3.5% of its net assets.

(f)	Current yield as of period end.

(g)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	604,146	(604,146)	—	—	$ 5,708		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	2,902,077	2,902,077	$2,902,077	1,787		$ 11
SL Liquidity Series, LLC, Money Market Series	119,000	9,952	128,952	128,965	125,365	[1]	123
Total				$3,031,042	$132,860		$134

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Security was purchased with the cash collateral from loaned securities.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Akamai Technologies, Inc.	Call	1/06/17	USD	65.00	50	$(10,000)
Alibaba Group Holding Ltd. — ADR	Call	1/06/17	USD	94.50	63	(284)
Amazon.com, Inc.	Call	1/06/17	USD	765.00	59	(18,732)
Apple, Inc.	Call	1/06/17	USD	115.00	57	(8,806)
Broadcom Ltd.	Call	1/06/17	USD	175.00	50	(17,750)
Comcast Corp., Class A	Call	1/06/17	USD	70.50	130	(2,730)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	87

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Electronic Arts, Inc.	Call	1/06/17	USD	79.00	90	$(8,730)
Expedia, Inc.	Call	1/06/17	USD	128.00	31	(155)
Facebook, Inc., Class A	Call	1/06/17	USD	121.00	37	(278)
Mastercard, Inc., Class A	Call	1/06/17	USD	104.00	55	(3,328)
Mastercard, Inc., Class A	Call	1/06/17	USD	105.00	59	(1,976)
Microsoft Corp.	Call	1/06/17	USD	60.50	281	(51,142)
Netflix, Inc.	Call	1/06/17	USD	122.00	76	(21,736)
PayPal Holdings, Inc.	Call	1/06/17	USD	40.00	58	(1,102)
PayPal Holdings, Inc.	Call	1/06/17	USD	40.50	102	(663)
salesforce.com, Inc.	Call	1/06/17	USD	74.00	32	(240)
salesforce.com, Inc.	Call	1/06/17	USD	75.00	122	(793)
Skyworks Solutions, Inc.	Call	1/06/17	USD	82.50	105	(4,725)
Symantec Corp.	Call	1/06/17	USD	25.00	81	(446)
Visa, Inc., A Shares	Call	1/06/17	USD	80.00	153	(1,760)
GoDaddy, Inc., Class A	Call	1/09/17	USD	34.51	204	(18,077)
Alibaba Group Holding Ltd. — ADR	Call	1/11/17	USD	97.50	56	(146)
Apple, Inc.	Call	1/11/17	USD	113.00	43	(14,571)
Activision Blizzard, Inc.	Call	1/13/17	USD	38.00	164	(3,198)
Advanced Micro Devices, Inc.	Call	1/13/17	USD	8.50	160	(48,880)
Akamai Technologies, Inc.	Call	1/13/17	USD	67.50	50	(4,425)
Alibaba Group Holding Ltd. — ADR	Call	1/13/17	USD	94.50	56	(1,176)
Apple, Inc.	Call	1/13/17	USD	113.00	43	(15,050)
Apple, Inc.	Call	1/13/17	USD	114.00	44	(12,034)
Comcast Corp., Class A	Call	1/13/17	USD	70.00	7	(472)
Electronic Arts, Inc.	Call	1/13/17	USD	82.50	100	(3,650)
Expedia, Inc.	Call	1/13/17	USD	128.00	48	(480)
Facebook, Inc., Class A	Call	1/13/17	USD	122.00	38	(760)
Juniper Networks, Inc.	Call	1/13/17	USD	29.00	185	(3,978)
Mastercard, Inc., Class A	Call	1/13/17	USD	106.00	42	(2,163)
Microsoft Corp.	Call	1/13/17	USD	61.00	153	(24,327)
Microsoft Corp.	Call	1/13/17	USD	61.50	153	(18,819)
PayPal Holdings, Inc.	Call	1/13/17	USD	40.00	58	(2,204)
PayPal Holdings, Inc.	Call	1/13/17	USD	40.50	16	(344)
PayPal Holdings, Inc.	Call	1/13/17	USD	41.00	57	(741)
salesforce.com, Inc.	Call	1/13/17	USD	72.00	96	(2,976)
salesforce.com, Inc.	Call	1/13/17	USD	74.00	31	(558)
Visa, Inc., A Shares	Call	1/13/17	USD	80.00	177	(6,460)
Yandex NV, Class A	Call	1/13/17	USD	21.00	120	(4,500)
CyrusOne, Inc.	Call	1/17/17	USD	42.00	177	(56,891)
Equinix, Inc.	Call	1/19/17	USD	345.00	44	(75,048)
Proofpoint, Inc.	Call	1/19/17	USD	87.10	84	(208)
Activision Blizzard, Inc.	Call	1/20/17	USD	40.00	368	(3,312)
Adobe Systems, Inc.	Call	1/20/17	USD	105.00	100	(10,750)
Advanced Micro Devices, Inc.	Call	1/20/17	USD	11.00	426	(38,979)
Alibaba Group Holding Ltd. — ADR	Call	1/20/17	USD	97.50	92	(1,288)
Alphabet, Inc., Class A	Call	1/20/17	USD	820.00	67	(25,460)
Amazon.com, Inc.	Call	1/20/17	USD	770.00	28	(23,170)
Apple, Inc.	Call	1/20/17	USD	115.00	124	(29,388)
Apple, Inc.	Call	1/20/17	USD	117.00	50	(6,625)
Applied Materials, Inc.	Call	1/20/17	USD	31.00	170	(28,390)
Applied Materials, Inc.	Call	1/20/17	USD	32.00	180	(18,090)
Autodesk, Inc.	Call	1/20/17	USD	77.50	121	(13,250)
Autodesk, Inc.	Call	1/20/17	USD	82.50	84	(3,066)
Broadcom Ltd.	Call	1/20/17	USD	185.00	125	(18,438)
Coherent, Inc.	Call	1/20/17	USD	135.00	8	(4,640)
Computer Sciences Corp.	Call	1/20/17	USD	62.50	166	(4,980)
Coupa Software, Inc.	Call	1/20/17	USD	30.00	193	(3,860)
Criteo SA — ADR	Call	1/20/17	USD	45.00	170	(13,600)
Crown Castle International Corp.	Call	1/20/17	USD	87.50	103	(15,708)
CyrusOne, Inc.	Call	1/20/17	USD	45.00	171	(18,382)
Electronic Arts, Inc.	Call	1/20/17	USD	80.00	107	(14,712)
Equifax, Inc.	Call	1/20/17	USD	125.00	48	(1,440)
Fabrinet	Call	1/20/17	USD	45.00	155	(2,712)
Facebook, Inc., Class A	Call	1/20/17	USD	120.00	200	(14,400)
Global Payments, Inc.	Call	1/20/17	USD	75.00	60	(3,450)

See Notes to Financial Statements.

88	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
HubSpot, Inc.	Call	1/20/17	USD	60.00	135	$(6,750)
InterXion Holding NV	Call	1/20/17	USD	35.00	84	(7,770)
InterXion Holding NV	Call	1/20/17	USD	36.00	236	(11,210)
Intuit, Inc.	Call	1/20/17	USD	120.00	70	(1,925)
Lam Research Corp.	Call	1/20/17	USD	105.00	74	(22,570)
Lam Research Corp.	Call	1/20/17	USD	115.00	120	(2,700)
MACOM Technology Solutions Holdings, Inc.	Call	1/20/17	USD	50.00	55	(2,612)
Mastercard, Inc., Class A	Call	1/20/17	USD	105.00	153	(16,524)
Maxim Integrated Products, Inc.	Call	1/20/17	USD	40.00	124	(6,510)
MercadoLibre, Inc.	Call	1/20/17	USD	165.00	102	(15,555)
Microsemi Corp.	Call	1/20/17	USD	60.00	170	(8,925)
Microsoft Corp.	Call	1/20/17	USD	60.00	69	(17,422)
Microsoft Corp.	Call	1/20/17	USD	62.50	430	(36,980)
Monolithic Power Systems, Inc.	Call	1/20/17	USD	90.00	48	(5,280)
Netflix, Inc.	Call	1/20/17	USD	130.00	47	(20,680)
NVIDIA Corp.	Call	1/20/17	USD	90.00	280	(487,900)
Oracle Corp.	Call	1/20/17	USD	42.00	200	(200)
PayPal Holdings, Inc.	Call	1/20/17	USD	40.00	152	(8,816)
PayPal Holdings, Inc.	Call	1/20/17	USD	41.00	57	(1,539)
Priceline Group, Inc.	Call	1/20/17	USD	1,510.00	4	(4,220)
Proofpoint, Inc.	Call	1/20/17	USD	75.00	48	(3,840)
PTC, Inc.	Call	1/20/17	USD	50.00	105	(4,725)
salesforce.com, Inc.	Call	1/20/17	USD	75.00	31	(574)
Shopify, Inc., Class A	Call	1/20/17	USD	45.00	113	(9,040)
Square, Inc., Class A	Call	1/20/17	USD	13.00	680	(54,400)
Square, Inc., Class A	Call	1/20/17	USD	14.00	315	(7,875)
Symantec Corp.	Call	1/20/17	USD	25.00	81	(1,256)
Take-Two Interactive Software, Inc.	Call	1/20/17	USD	49.00	145	(20,662)
Yandex NV, Class A	Call	1/20/17	USD	20.00	100	(7,250)
Advanced Micro Devices, Inc.	Call	1/27/17	USD	11.00	416	(47,008)
Advanced Micro Devices, Inc.	Call	1/27/17	USD	13.00	11	(456)
Akamai Technologies, Inc.	Call	1/27/17	USD	69.50	60	(4,410)
Alibaba Group Holding Ltd. — ADR	Call	1/27/17	USD	94.50	118	(12,390)
Alphabet, Inc., Class A	Call	1/27/17	USD	830.00	29	(31,610)
Amazon.com, Inc.	Call	1/27/17	USD	782.50	42	(47,985)
Apple, Inc.	Call	1/27/17	USD	113.00	75	(34,875)
Applied Materials, Inc.	Call	1/27/17	USD	33.00	280	(18,480)
Broadcom Ltd.	Call	1/27/17	USD	182.50	50	(13,875)
Electronic Arts, Inc.	Call	1/27/17	USD	85.00	74	(3,108)
Juniper Networks, Inc.	Call	1/27/17	USD	29.50	185	(17,853)
Mastercard, Inc., Class A	Call	1/27/17	USD	106.00	42	(4,599)
Micron Technology, Inc.	Call	1/27/17	USD	22.50	192	(13,248)
Microsoft Corp.	Call	1/27/17	USD	64.00	394	(40,188)
PayPal Holdings, Inc.	Call	1/27/17	USD	41.50	15	(818)
Priceline Group, Inc.	Call	1/27/17	USD	1,525.00	4	(4,160)
salesforce.com, Inc.	Call	1/27/17	USD	76.00	100	(3,050)
Skyworks Solutions, Inc.	Call	1/27/17	USD	80.50	30	(4,125)
Symantec Corp.	Call	1/27/17	USD	25.00	162	(3,807)
Visa, Inc., A Shares	Call	1/27/17	USD	82.00	168	(9,828)
Yandex NV, Class A	Call	1/27/17	USD	21.00	180	(8,550)
Coherent, Inc.	Call	2/02/17	USD	126.50	70	(103,882)
Alphabet, Inc., Class A	Call	2/03/17	USD	815.00	31	(53,940)
Applied Materials, Inc.	Call	2/03/17	USD	33.50	142	(8,307)
Zendesk, Inc.	Call	2/06/17	USD	24.00	160	(4,318)
Flex Ltd.	Call	2/08/17	USD	14.80	288	(6,676)
Advanced Micro Devices, Inc.	Call	2/10/17	USD	12.00	125	(10,625)
Yandex NV, Class A	Call	2/10/17	USD	21.00	100	(5,500)
Shopify, Inc., Class A	Call	2/14/17	USD	45.00	106	(16,220)
Alibaba Group Holding Ltd. — ADR	Call	2/17/17	USD	105.00	92	(2,668)
Amazon.com, Inc.	Call	2/17/17	USD	785.00	8	(16,680)
Apple, Inc.	Call	2/17/17	USD	120.00	373	(71,989)
Coherent, Inc.	Call	2/17/17	USD	135.00	30	(32,400)
Euronet Worldwide, Inc.	Call	2/17/17	USD	80.00	37	(3,145)
Facebook, Inc., Class A	Call	2/17/17	USD	120.00	200	(60,500)
Global Payments, Inc.	Call	2/17/17	USD	75.00	112	(11,760)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	89

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
GoDaddy, Inc., Class A	Call	2/17/17	USD	37.00	104	$(9,620)
MACOM Technology Solutions Holdings, Inc.	Call	2/17/17	USD	45.00	248	(90,520)
Maxim Integrated Products, Inc.	Call	2/17/17	USD	40.00	124	(9,920)
Micron Technology, Inc.	Call	2/17/17	USD	24.00	283	(14,858)
Proofpoint, Inc.	Call	2/17/17	USD	75.00	48	(12,960)
Proofpoint, Inc.	Call	2/17/17	USD	80.00	80	(10,800)
PTC, Inc.	Call	2/17/17	USD	50.00	105	(9,712)
Skyworks Solutions, Inc.	Call	2/17/17	USD	80.00	30	(6,150)
Amazon.com, Inc.	Call	3/17/17	USD	785.00	2	(5,210)
Equinix, Inc.	Call	3/17/17	USD	370.00	34	(40,970)
MercadoLibre, Inc.	Call	3/17/17	USD	165.00	22	(16,170)
Total						$(2,551,235)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Flex Ltd.	Call	Barclays Bank PLC	1/05/17	USD	14.14	36,000	$(10,716)
Naspers Ltd., N Shares	Call	Morgan Stanley & Co. International PLC	1/10/17	ZAR	2,192.90	1,100	(280)
Xero Ltd.	Call	Deutsche Bank AG	1/12/17	NZD	19.65	2,000	(3)
Tencent Holdings Ltd.	Call	Goldman Sachs International	1/13/17	HKD	204.69	47,000	(1,218)
Fidelity National Information Services, Inc.	Call	Bank of America N.A.	1/17/17	USD	76.21	19,200	(22,539)
Altium Ltd.	Call	Morgan Stanley & Co. International PLC	1/18/17	AUD	8.70	122,300	(5,447)
ASML Holding NV	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	100.37	22,000	(160,933)
Dialog Semiconductor PLC	Call	UBS AG	1/18/17	EUR	39.06	11,700	(20,483)
ESI Group	Call	UBS AG	1/18/17	EUR	48.04	10,500	(2,055)
Largan Precision Co. Ltd.	Call	Bank of America N.A.	1/18/17	TWD	3,841.90	9,000	(25,279)
Nintendo Co. Ltd.	Call	Bank of America N.A.	1/18/17	JPY	28,507.25	4,200	(1,224)
Sony Corp.	Call	JPMorgan Chase Bank N.A.	1/18/17	JPY	3,382.02	43,500	(15,046)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Goldman Sachs International	1/18/17	TWD	182.39	102,000	(6,829)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	JPMorgan Chase Bank N.A.	1/18/17	TWD	190.64	96,000	(733)
STMicroelectronics NV	Call	Credit Suisse International	1/19/17	EUR	10.47	7,900	(4,001)
STMicroelectronics NV	Call	UBS AG	1/19/17	EUR	11.26	7,900	(1,058)
Eros International PLC	Call	Barclays Bank PLC	1/23/17	USD	16.75	26,000	(731)
Euronet Worldwide, Inc.	Call	Barclays Bank PLC	1/23/17	USD	75.30	13,400	(7,864)
Silicon Laboratories, Inc.	Call	Citibank N.A.	1/23/17	USD	67.25	6,200	(5,193)
BE Semiconductor Industries NV	Call	Morgan Stanley & Co. International PLC	1/24/17	EUR	33.25	20,700	(4,706)
Monolithic Power Systems, Inc.	Call	Barclays Bank PLC	1/24/17	USD	83.10	8,200	(13,621)
Yoox Net-A-Porter Group SpA	Call	Morgan Stanley & Co. International PLC	1/25/17	EUR	26.92	22,000	(19,005)
Naspers Ltd., N Shares	Call	UBS AG	1/26/17	ZAR	2,090.40	2,800	(8,351)
Nintendo Co. Ltd.	Call	Bank of America N.A.	1/26/17	JPY	25,756.50	8,400	(34,305)
SOITEC	Call	Bank of America N.A.	1/26/17	EUR	1.54	323,000	(16,829)
Take-Two Interactive Software, Inc.	Call	Barclays Bank PLC	1/31/17	USD	50.85	14,200	(12,935)
ASML Holding NV	Call	UBS AG	2/01/17	EUR	106.76	4,100	(13,774)
Xero Ltd.	Call	Deutsche Bank AG	2/01/17	NZD	18.04	2,000	(468)
Adobe Systems, Inc.	Call	Barclays Bank PLC	2/02/17	USD	104.13	11,100	(21,409)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Bank of America N.A.	2/03/17	TWD	189.21	249,000	(7,495)
Zayo Group Holdings, Inc.	Call	Barclays Bank PLC	2/06/17	USD	33.31	17,200	(22,216)
SOITEC	Call	UBS AG	2/07/17	EUR	1.55	324,000	(21,181)
STMicroelectronics NV	Call	Morgan Stanley & Co. International PLC	2/08/17	EUR	10.99	126,000	(50,648)
Dialog Semiconductor PLC	Call	UBS AG	2/09/17	EUR	41.05	10,000	(16,857)
Naspers Ltd., N Shares	Call	UBS AG	2/09/17	ZAR	2,089.53	8,300	(38,142)
Samsung Electronics Co. Ltd.	Call	Goldman Sachs International	2/09/17	KRW	1,801,320.00	1,100	(66,798)
Sony Corp.	Call	Goldman Sachs International	2/09/17	JPY	3,445.56	6,000	(2,653)
Tencent Holdings Ltd.	Call	Bank of America N.A.	2/09/17	HKD	189.47	179,000	(122,201)
Xero Ltd.	Call	Deutsche Bank AG	2/09/17	NZD	18.03	1,000	(280)
Eros International PLC	Call	Barclays Bank PLC	2/14/17	USD	14.32	25,600	(13,873)
Crown Castle International Corp.	Call	Bank of America N.A.	2/22/17	USD	88.09	17,100	(41,162)
Silicon Laboratories, Inc.	Call	Morgan Stanley & Co. International PLC	2/23/17	USD	69.53	5,400	(9,618)
Zayo Group Holdings, Inc.	Call	Barclays Bank PLC	2/23/17	USD	33.31	17,200	(27,452)

See Notes to Financial Statements.

90	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Yoox Net-A-Porter Group SpA	Call	Goldman Sachs International	2/24/17	EUR	27.69	11,900	$(11,236)
BE Semiconductor Industries NV	Call	UBS AG	2/28/17	EUR	32.93	11,900	(10,265)
Total							$(899,112)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	5,291,725	$4,168,452	—	—
Options written	27,045,961	36,926,519	261,878	$653,524
Options exercised	(1,818)	(174,500)	(7,577)	(132,869)
Options expired	(12,346,386)	(10,808,240)	(144,975)	(420,333)
Options closed	(17,957,160)	(25,975,608)	(109,326)	(100,322)

Outstanding options at end of year	2,032,322	$4,136,623	—	—

As of period end, the value of portfolio securities subject to covered call options written was $155,795,423.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$3,450,347	—	—	$3,450,347

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(5,993)	—	—	$(5,993)
Options written	—	—	(2,474,731)	—	—	(2,474,731)

Total	—	—	$(2,480,724)	—	—	$(2,480,724)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$(783,027)	—	—	$(783,027)

[1]	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$5,993
Average value of option contracts written	$4,646,316

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	91

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$3,450,347

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,551,235)

Total derivative assets and liabilities subject to an MNA	—	$899,112

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$271,034	—	—	$(271,034)	—
Barclays Bank PLC	130,817	—	—	—	$130,817
Citibank N.A.	5,193	—	—	(5,193)	—
Credit Suisse International	4,001	—	—	—	4,001
Deutsche Bank AG	751	—	—	(751)	—
Goldman Sachs International	88,734	—	—	—	88,734
JPMorgan Chase Bank N.A.	15,779	—	—	—	15,779
Morgan Stanley & Co. International PLC	250,637	—	—	(250,637)	—
UBS AG	132,166	—	—	(110,000)	22,166

Total	$899,112	—	—	$(637,615)	$261,497

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

92	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Communications Equipment	$5,169,871	—	—	$5,169,871
Diversified Telecommunication Services	2,057,036	—	—	2,057,036
Electronic Equipment, Instruments & Components	7,164,034	$3,030,596	—	10,194,630
Equity Real Estate Investment Trusts (REITs)	19,316,796	—	—	19,316,796
Household Durables	—	3,931,430	—	3,931,430
Internet & Direct Marketing Retail	29,241,357	1,739,046	—	30,980,403
Internet Software & Services	73,668,075	16,778,556	—	90,446,631
IT Services	47,204,135	2,136,801	—	49,340,936
Media	4,439,865	5,109,708	—	9,549,573
Professional Services	1,879,857	—	—	1,879,857
Semiconductors & Semiconductor Equipment	57,810,055	29,957,306	—	87,767,361
Software	83,584,388	10,266,740	—	93,851,128
Technology Hardware, Storage & Peripherals	26,800,748	4,911,433	—	31,712,181
Preferred Stocks	—	—	$15,957,843	15,957,843
Short-Term Securities	2,902,077	—	—	2,902,077

Subtotal	$361,238,294	$77,861,616	$15,957,843	$455,057,753

Investments Valued at NAV[1]				128,965

Total Investments				$455,186,718

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(2,255,198)	$(1,195,149)	—	$(3,450,347)

[1] As of December 31, 2016, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
[2] Derivative financial instruments are options written, which are shown at value.

	Transfers into Level 1	Transfers out of Level 1 [1]	Transfers into Level 2 [1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$(12,465,565)	$12,465,565	—

[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	93

Schedule of Investments (concluded)	BlackRock Science and Technology Trust (BST)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2015	—	$15,696,540	$15,696,540
Transfers into Level 3	$265,167	—	265,167
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	(265,167)	261,303	(3,864)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of December 31, 2016	—	$15,957,843	$15,957,843

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2016[2]	$(265,167)	$261,303	$(3,864)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$15,957,843	Market	Discount Rate[2]	25.00%	—
			Revenue Growth Rate[1]	187.00% - 348.00%	260.20%
			Revenue Growth Rate[1]	23.00% - 27.00%	24.75%
			Revenue Multiple[1]	4.50x - 12.00x	7.71x
			Revenue Multiple[1]	14.25x - 46.00x	34.61x
			Exit Scenario Probability[1]	15.00% - 55.00%	35.00%
			Time to Exit[2]	1-3 years	—

Total	$15,957,843

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

94	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 3.2%
Ferrovial SA	432,700	$7,716,903
Vinci SA	41,100	2,795,823

		10,512,726
Diversified Telecommunication Services — 2.0%
SBA Communications Corp., Class A (a)(b)(c)	22,500	2,323,350
Verizon Communications, Inc. (b)	79,500	4,243,710

		6,567,060
Electric Utilities — 27.9%
American Electric Power Co., Inc. (b)	96,800	6,094,528
Duke Energy Corp. (b)	134,068	10,406,358
Edison International (b)	109,400	7,875,706
El Paso Electric Co.	36,900	1,715,850
Enel SpA	1,732,447	7,615,343
Eversource Energy	80,900	4,468,107
Exelon Corp. (b)	306,600	10,881,234
FirstEnergy Corp. (b)	92,200	2,855,434
Iberdrola SA	198,600	1,300,414
NextEra Energy, Inc. (b)(c)	224,900	26,866,554
Pinnacle West Capital Corp. (b)	47,000	3,667,410
PPL Corp. (b)	115,400	3,929,370
Xcel Energy, Inc.	91,700	3,732,190

		91,408,498
Equity Real Estate Investment Trusts (REITs) — 3.1%
American Tower Corp. (b)	53,300	5,632,744
Crown Castle International Corp. (b)	51,100	4,433,947

		10,066,691
Gas Utilities — 1.3%
Italgas SpA (a)	148,760	585,344
New Jersey Resources Corp.	57,000	2,023,500
Spire, Inc. (b)	27,400	1,768,670

		4,377,514
Independent Power and Renewable Electricity Producers — 3.9%
EDP Renovaveis SA	342,100	2,172,728
NextEra Energy Partners LP	130,100	3,322,754
NRG Yield, Inc., Class A	173,400	2,663,424
NRG Yield, Inc., Class C (b)	173,400	2,739,720
Pattern Energy Group, Inc. (b)	103,500	1,965,465

		12,864,091
Multi-Utilities — 22.0%
CMS Energy Corp. (b)(c)	446,300	18,575,006
Dominion Resources, Inc. (b)	215,100	16,474,509
DTE Energy Co. (b)	46,900	4,620,119
National Grid PLC	184,900	2,160,338
NiSource, Inc. (b)	133,900	2,964,546
NorthWestern Corp.	45,792	2,604,191
Public Service Enterprise Group, Inc. (b)	241,056	10,577,537
Sempra Energy (b)	83,800	8,433,632
Veolia Environnement SA	101,800	1,729,776
WEC Energy Group, Inc.	70,600	4,140,690

		72,280,344
Oil, Gas & Consumable Fuels — 19.9%
Antero Midstream Partners LP	76,200	2,353,056
Columbia Pipeline Partners LP	74,400	1,275,960
Delek Logistics Partners LP (b)	29,000	827,950
Dominion Midstream Partners LP (b)	276,571	8,172,673
Enbridge, Inc. (b)	93,800	3,950,858
Energy Transfer Partners LP (b)	73,096	2,617,568

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Partners LP (b)	172,854	$4,673,972
EQT Midstream Partners LP (b)	27,900	2,139,372
Genesis Energy LP (b)	111,969	4,033,123
Magellan Midstream Partners LP (b)	57,800	4,371,414
MPLX LP (b)	105,419	3,649,606
ONEOK Partners LP (b)	71,345	3,068,548
Phillips 66 Partners LP	41,200	2,003,968
Plains All American Pipeline LP (b)	120,670	3,896,434
Shell Midstream Partners LP	238,681	6,943,230
Snam SpA	725,000	2,981,827
Sunoco Logistics Partners LP (b)	76,800	1,844,736
Targa Resources Corp. (b)	44,700	2,506,329
Valero Energy Partners LP	35,400	1,567,158
Western Gas Partners LP (b)	18,314	1,076,131
Williams Partners LP (b)	38,815	1,476,134

		65,430,047
Road & Rail — 0.3%
East Japan Railway Co.	9,900	853,565
Transportation Infrastructure — 14.2%
Abertis Infraestructuras SA	401,400	5,608,179
Aeroports de Paris	38,400	4,112,148
Atlantia SpA	489,884	11,461,536
China Merchants Holdings International Co. Ltd.	250,000	617,649
Flughafen Zuerich AG	14,200	2,631,360
Fraport AG Frankfurt Airport Services Worldwide	29,100	1,717,138
Groupe Eurotunnel SE	358,200	3,402,885
Japan Airport Terminal Co. Ltd. (d)	63,500	2,294,512
Sydney Airport (e)	1,491,766	6,439,137
Transurban Group (e)	1,119,600	8,332,420

		46,616,964
Water Utilities — 2.1%
American Water Works Co., Inc. (b)	93,600	6,772,896
Total Long-Term Investments (Cost — $274,312,101) — 99.9%		327,750,396

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (f)(g)	4,151,064	4,151,064
SL Liquidity Series, LLC Money Market Series, 0.95% (f)(g)(h)	456,105	456,151
Total Short-Term Securities (Cost — $4,607,170) — 1.4%		4,607,215

Total Investments Before Options Written (Cost — $278,919,271) — 101.3%		332,357,611

Options Written
(Premiums Received — $2,620,284) — (1.2)%		(3,868,196)
Total Investments Net of Options Written — 100.1%		328,489,415
Liabilities in Excess of Other Assets — (0.1)%		(192,653)

Net Assets — 100.0%		$328,296,762

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	95

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Security, or a portion of security, is on loan.

(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(f)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,391,615	(8,391,615)	—	—	$22,346		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	4,151,064	4,151,064	$4,151,064	3,159		$11
SL Liquidity Series, LLC, Money Market Series	—	456,105	456,105	456,151	31,191	[1]	60
Total				$4,607,215	$56,696		$71

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Current yield as of period end.

(h)	Security was purchased with the cash collateral from loaned securities.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Enterprise Products Partners LP	Call	1/06/17	USD	26.50	108	$(6,750)
American Water Works Co., Inc.	Call	1/12/17	USD	72.71	148	(15,652)
American Tower Corp.	Call	1/13/17	USD	106.00	112	(16,800)
American Electric Power Co., Inc.	Call	1/20/17	USD	60.00	228	(71,250)
American Tower Corp.	Call	1/20/17	USD	105.00	74	(18,131)
Crown Castle International Corp.	Call	1/20/17	USD	87.50	78	(11,895)
Delek Logistics Partners LP	Call	1/20/17	USD	30.00	103	(6,180)
Dominion Resources, Inc.	Call	1/20/17	USD	72.50	376	(165,440)
DTE Energy Co.	Call	1/20/17	USD	95.00	64	(28,160)
Duke Energy Corp.	Call	1/20/17	USD	77.50	154	(19,250)
Edison International	Call	1/20/17	USD	70.00	191	(49,183)
Edison International	Call	1/20/17	USD	72.50	191	(18,623)
Enbridge, Inc.	Call	1/20/17	USD	42.50	168	(11,760)
Energy Transfer Partners LP	Call	1/20/17	USD	40.00	83	(1,453)
Enterprise Products Partners LP	Call	1/20/17	USD	26.00	384	(47,040)
EQT Midstream Partners LP	Call	1/20/17	USD	75.00	50	(12,125)
Exelon Corp.	Call	1/20/17	USD	34.00	280	(49,700)
FirstEnergy Corp.	Call	1/20/17	USD	32.00	93	(2,325)
FirstEnergy Corp.	Call	1/20/17	USD	35.00	25	(250)
FirstEnergy Corp.	Call	1/20/17	USD	36.00	68	(680)
Genesis Energy LP	Call	1/20/17	USD	35.00	330	(47,025)
Magellan Midstream Partners LP	Call	1/20/17	USD	70.00	104	(59,800)
Magellan Midstream Partners LP	Call	1/20/17	USD	72.50	103	(35,020)
MPLX LP	Call	1/20/17	USD	34.00	90	(10,125)
NextEra Energy, Inc.	Call	1/20/17	USD	120.00	184	(30,820)
NiSource, Inc.	Call	1/20/17	USD	23.00	268	(4,020)
ONEOK Partners LP	Call	1/20/17	USD	42.00	113	(18,363)
ONEOK Partners LP	Call	1/20/17	USD	44.00	59	(3,245)
Pattern Energy Group, Inc.	Call	1/20/17	USD	20.00	137	(2,740)
Pinnacle West Capital Corp.	Call	1/20/17	USD	75.00	82	(28,290)
Plains All American Pipeline LP	Call	1/20/17	USD	31.00	247	(40,138)
PPL Corp.	Call	1/20/17	USD	35.00	100	(2,000)
Public Service Enterprise Group, Inc.	Call	1/20/17	USD	45.00	100	(3,250)
SBA Communications Corp., Class A	Call	1/20/17	USD	105.00	80	(10,600)

See Notes to Financial Statements.

96	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Sempra Energy	Call	1/20/17	USD	100.00	47	$(10,105)
Sempra Energy	Call	1/20/17	USD	105.00	120	(5,100)
Spire, Inc.	Call	1/20/17	USD	65.00	95	(8,313)
Sunoco Logistics Partners LP	Call	1/20/17	USD	24.00	78	(5,655)
Targa Resources Corp.	Call	1/20/17	USD	55.00	43	(9,568)
Targa Resources Corp.	Call	1/20/17	USD	57.50	166	(18,260)
Verizon Communications, Inc.	Call	1/20/17	USD	48.00	61	(32,940)
Verizon Communications, Inc.	Call	1/20/17	USD	50.00	21	(7,245)
Williams Partners LP	Call	1/20/17	USD	37.50	79	(9,678)
Dominion Midstream Partners LP	Call	1/24/17	USD	28.01	41	(8,747)
American Water Works Co., Inc.	Call	1/25/17	USD	73.35	25	(3,238)
Enterprise Products Partners LP	Call	1/27/17	USD	26.50	128	(12,800)
CMS Energy Corp.	Call	1/30/17	USD	40.50	800	(139,572)
EQT Midstream Partners LP	Call	1/30/17	USD	75.00	50	(10,781)
Enbridge, Inc.	Call	1/31/17	USD	42.51	168	(15,134)
Targa Resources Corp.	Call	1/31/17	USD	56.50	43	(6,125)
Duke Energy Corp.	Call	2/02/17	USD	79.00	315	(29,149)
DTE Energy Co.	Call	2/03/17	USD	98.95	100	(26,858)
FirstEnergy Corp.	Call	2/03/17	USD	32.51	136	(2,753)
Exelon Corp.	Call	2/06/17	USD	34.50	300	(50,479)
CMS Energy Corp.	Call	2/07/17	USD	42.01	800	(70,735)
Pinnacle West Capital Corp.	Call	2/07/17	USD	77.01	82	(13,619)
Dominion Midstream Partners LP	Call	2/09/17	USD	27.71	176	(41,038)
Public Service Enterprise Group, Inc.	Call	2/09/17	USD	43.85	10	(1,736)
Verizon Communications, Inc.	Call	2/10/17	USD	50.90	126	(31,456)
American Electric Power Co., Inc.	Call	2/17/17	USD	62.50	110	(20,625)
Dominion Resources, Inc.	Call	2/17/17	USD	77.50	377	(58,435)
NRG Yield, Inc., Class C	Call	2/17/17	USD	17.50	80	(1,400)
Sunoco Logistics Partners LP	Call	2/17/17	USD	25.00	78	(5,265)
Verizon Communications, Inc.	Call	2/17/17	USD	52.50	70	(11,305)
Western Gas Partners LP	Call	2/17/17	USD	56.25	103	(35,433)
Exelon Corp.	Call	2/23/17	USD	36.00	493	(39,847)
Energy Transfer Partners LP	Call	3/17/17	USD	36.00	180	(34,200)
Genesis Energy LP	Call	3/17/17	USD	35.00	300	(60,750)
MPLX LP	Call	3/17/17	USD	34.00	126	(23,940)
Williams Partners LP	Call	3/17/17	USD	37.50	68	(13,600)
Total						$(1,723,967)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Xcel Energy, Inc.	Call	Deutsche Bank AG	1/03/17	USD	42.58	16,000	$(264)
EDP Renovaveis SA	Call	Goldman Sachs International	1/04/17	EUR	7.07	13,200	—
Pattern Energy Group, Inc.	Call	Goldman Sachs International	1/04/17	USD	21.50	7,000	—
CMS Energy Corp.	Call	Morgan Stanley & Co. International PLC	1/05/17	USD	42.39	29,900	(5,892)
Vinci SA	Call	UBS AG	1/06/17	EUR	68.16	6,500	(18)
Eversource Energy	Call	Goldman Sachs International	1/09/17	USD	55.00	14,400	(10,981)
Dominion Midstream Partners LP	Call	Barclays Bank PLC	1/10/17	USD	25.43	17,500	(72,322)
China Merchants Holdings International Co. Ltd.	Call	UBS AG	1/11/17	HKD	19.83	14,000	(236)
Enel SpA	Call	Credit Suisse International	1/11/17	EUR	3.68	85,200	(44,677)
NRG Yield, Inc., Class A	Call	Barclays Bank PLC	1/11/17	USD	15.20	30,300	(14,924)
PPL Corp.	Call	Barclays Bank PLC	1/11/17	USD	33.15	9,700	(10,450)
Transurban Group	Call	Morgan Stanley & Co. International PLC	1/11/17	AUD	9.85	148,000	(52,218)
Williams Partners LP	Call	Deutsche Bank AG	1/11/17	USD	37.64	7,100	(6,519)
Antero Midstream Partners LP	Call	Barclays Bank PLC	1/12/17	USD	30.39	13,600	(13,035)
Japan Airport Terminal Co. Ltd.	Call	JPMorgan Chase Bank N.A.	1/12/17	JPY	4,386.00	17,500	(6,017)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	1/12/17	USD	43.21	48,300	(84,088)
Veolia Environnement SA	Call	Bank of America N.A.	1/12/17	EUR	20.14	25,700	—
Enel SpA	Call	Credit Suisse International	1/17/17	EUR	3.68	85,100	(44,947)
NiSource, Inc.	Call	Barclays Bank PLC	1/17/17	USD	22.68	23,800	(3,961)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	97

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Snam SpA	Call	Credit Suisse International	1/17/17	EUR	3.59	60,000	$(20,096)
Transurban Group	Call	Morgan Stanley & Co. International PLC	1/17/17	AUD	9.85	148,000	(54,532)
Aeroports de Paris	Call	Credit Suisse International	1/18/17	EUR	95.08	4,000	(28,117)
American Water Works Co., Inc.	Call	Barclays Bank PLC	1/18/17	USD	72.81	31,700	(40,256)
EDP Renovaveis SA	Call	Credit Suisse International	1/18/17	EUR	5.91	13,300	(2,874)
Enel SpA	Call	Bank of America N.A.	1/18/17	EUR	4.07	209,000	(32,395)
Groupe Eurotunnel SE	Call	Morgan Stanley & Co. International PLC	1/18/17	EUR	8.42	77,600	(53,207)
New Jersey Resources Corp.	Call	Bank of America N.A.	1/18/17	USD	36.51	10,000	(4,782)
NRG Yield, Inc., Class C	Call	Barclays Bank PLC	1/18/17	USD	16.39	26,600	(6,800)
Vinci SA	Call	Credit Suisse International	1/18/17	EUR	62.95	1,800	(4,166)
CMS Energy Corp.	Call	Barclays Bank PLC	1/19/17	USD	40.35	21,500	(35,692)
Flughafen Zuerich AG	Call	Morgan Stanley & Co. International PLC	1/19/17	CHF	179.06	6,500	(62,369)
WEC Energy Group, Inc.	Call	Bank of America N.A.	1/23/17	USD	56.45	14,200	(43,338)
Eversource Energy	Call	Citibank N.A.	1/24/17	USD	52.27	14,100	(50,639)
NextEra Energy Partners LP	Call	Morgan Stanley & Co. International PLC	1/24/17	USD	24.76	13,000	(13,658)
NRG Yield, Inc., Class A	Call	Barclays Bank PLC	1/24/17	USD	15.85	4,300	(1,643)
Shell Midstream Partners LP	Call	Bank of America N.A.	1/24/17	USD	28.33	42,800	(57,768)
Valero Energy Partners LP	Call	UBS AG	1/24/17	USD	40.69	6,300	(25,275)
American Water Works Co., Inc.	Call	Barclays Bank PLC	1/25/17	USD	73.34	2,400	(3,123)
Abertis Infraestructuras SA	Call	UBS AG	1/26/17	EUR	13.09	28,000	(11,342)
Antero Midstream Partners LP	Call	Morgan Stanley & Co. International PLC	1/26/17	USD	29.32	28,300	(55,280)
Atlantia SpA	Call	Morgan Stanley & Co. International PLC	1/26/17	EUR	22.00	61,000	(38,279)
EDP Renovaveis SA	Call	Bank of America N.A.	1/26/17	EUR	5.80	23,500	(7,550)
Iberdrola SA	Call	Bank of America N.A.	1/26/17	EUR	6.06	70,000	(12,118)
Sydney Airport	Call	Deutsche Bank AG	1/27/17	AUD	6.51	174,000	(1,396)
NiSource, Inc.	Call	Citibank N.A.	1/30/17	USD	22.48	23,000	(7,791)
El Paso Electric Co.	Call	Goldman Sachs International	1/31/17	USD	47.62	13,000	(9,823)
Enel SpA	Call	Bank of America N.A.	1/31/17	EUR	4.02	147,000	(24,268)
New Jersey Resources Corp.	Call	Citibank N.A.	1/31/17	USD	36.50	9,800	(7,075)
NorthWestern Corp.	Call	Deutsche Bank AG	1/31/17	USD	58.03	16,000	(14,076)
ONEOK Partners LP	Call	Barclays Bank PLC	1/31/17	USD	44.88	23,000	(7,167)
Plains All American Pipeline LP	Call	Goldman Sachs International	1/31/17	USD	32.92	18,600	(9,715)
Aeroports de Paris	Call	UBS AG	2/01/17	EUR	102.57	8,600	(14,331)
Atlantia SpA	Call	Credit Suisse International	2/01/17	EUR	22.72	60,500	(21,619)
EDP Renovaveis SA	Call	Credit Suisse International	2/01/17	EUR	6.30	18,000	(1,533)
EDP Renovaveis SA	Call	Morgan Stanley & Co. International PLC	2/01/17	EUR	6.10	14,000	(2,296)
NextEra Energy Partners LP	Call	Barclays Bank PLC	2/01/17	USD	25.50	13,000	(8,897)
Dominion Midstream Partners LP	Call	Barclays Bank PLC	2/02/17	USD	26.30	17,000	(59,495)
NextEra Energy, Inc.	Call	Morgan Stanley & Co. International PLC	2/02/17	USD	119.61	33,800	(80,142)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	2/02/17	USD	42.23	25,000	(78,188)
Plains All American Pipeline LP	Call	Credit Suisse International	2/03/17	USD	32.50	23,000	(19,822)
Transurban Group	Call	Deutsche Bank AG	2/03/17	AUD	10.73	100,000	(6,515)
Xcel Energy, Inc.	Call	Barclays Bank PLC	2/03/17	USD	41.02	16,000	(17,640)
Groupe Eurotunnel SE	Call	Morgan Stanley & Co. International PLC	2/07/17	EUR	8.42	77,600	(55,906)
Snam SpA	Call	Bank of America N.A.	2/07/17	EUR	3.85	140,000	(19,922)
Veolia Environnement SA	Call	UBS AG	2/07/17	EUR	16.43	10,000	(3,924)
Abertis Infraestructuras SA	Call	UBS AG	2/08/17	EUR	13.63	112,500	(17,902)
Ferrovial SA	Call	Credit Suisse International	2/08/17	EUR	17.02	11,100	(5,305)
Ferrovial SA	Call	Morgan Stanley & Co. International PLC	2/08/17	EUR	17.63	75,500	(17,705)
Fraport AG Frankfurt Airport Services Worldwide	Call	Morgan Stanley & Co. International PLC	2/08/17	EUR	56.81	10,200	(10,679)
Aeroports de Paris	Call	UBS AG	2/09/17	EUR	102.57	8,600	(16,919)
East Japan Railway Co.	Call	Goldman Sachs International	2/09/17	JPY	10,201.65	3,500	(5,846)
Phillips 66 Partners LP	Call	UBS AG	2/09/17	USD	48.00	8,200	(10,285)
Sydney Airport	Call	Deutsche Bank AG	2/09/17	AUD	6.16	174,100	(12,279)
NextEra Energy, Inc.	Call	UBS AG	2/13/17	USD	120.55	21,600	(50,674)
Atlantia SpA	Call	UBS AG	2/14/17	EUR	22.30	50,000	(31,166)
Japan Airport Terminal Co. Ltd.	Call	Morgan Stanley & Co. International PLC	2/14/17	JPY	4,320.85	17,500	(20,484)
Enel SpA	Call	Credit Suisse International	2/15/17	EUR	4.17	80,000	(7,450)
Eversource Energy	Call	Citibank N.A.	2/15/17	USD	54.24	15,900	(30,934)
National Grid PLC	Call	UBS AG	2/15/17	GBP	9.41	64,800	(24,063)
Snam SpA	Call	Morgan Stanley & Co. International PLC	2/15/17	EUR	4.01	53,800	(4,003)
CMS Energy Corp.	Call	Citibank N.A.	2/16/17	USD	40.88	34,000	(53,875)

See Notes to Financial Statements.

98	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
EDP Renovaveis SA	Call	UBS AG	2/16/17	EUR	6.11	14,100	$(2,700)
Crown Castle International Corp.	Call	Bank of America N.A.	2/22/17	USD	88.09	10,000	(24,071)
Sydney Airport	Call	Deutsche Bank AG	2/22/17	AUD	6.51	174,000	(4,432)
NextEra Energy, Inc.	Call	Barclays Bank PLC	2/23/17	USD	118.51	49,700	(208,604)
WEC Energy Group, Inc.	Call	Barclays Bank PLC	2/23/17	USD	57.65	24,600	(57,401)
Valero Energy Partners LP	Call	Bank of America N.A.	2/27/17	USD	43.00	6,000	(14,407)
EDP Renovaveis SA	Call	Bank of America N.A.	2/28/17	EUR	6.08	24,000	(5,656)
Total							$(2,144,229)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	3,321,328	$2,174,098	—	—
Options written	24,364,984	18,822,658	—	—
Options exercised	(219)	(18,995)	—	—
Options expired	(13,095,648)	(7,310,703)	—	—
Options closed	(11,024,175)	(11,046,774)	—	—

Outstanding options at end of year	3,566,270	$2,620,284	—	—

As of period end, the value of portfolio securities subject to covered call options written was $123,811,675.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$3,868,196	—	—	$3,868,196

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options written	—	—	$601,519	—	—	$601,519

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$(529,936)	—	—	$(529,936)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$3,933,288

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	99

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$3,868,196

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,723,967)

Total derivative assets and liabilities subject to an MNA	—	$2,144,229

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 246,275	—	—	—	$ 246,275
Barclays Bank PLC	561,410	—	—	—	561,410
Citibank N.A.	150,314	—	$(150,314)	—	—
Credit Suisse International	200,606	—	(200,606)	—	—
Deutsche Bank AG	45,481	—	(45,481)	—	—
Goldman Sachs International	36,365	—	—	—	36,365
JPMorgan Chase Bank N.A.	6,017	—	—	—	6,017
Morgan Stanley & Co. International PLC	688,926	—	(658,583)	—	30,343
UBS AG	208,835	—	—	—	208,835

Total	$2,144,229	—	$(1,054,984)	—	$1,089,245

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

100	ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	—	$10,512,726	—	$10,512,726
Diversified Telecommunication Services	$6,567,060	—	—	6,567,060
Electric Utilities	82,492,741	8,915,757	—	91,408,498
Equity Real Estate Investment Trusts (REITs)	10,066,691	—	—	10,066,691
Gas Utilities	4,377,514	—	—	4,377,514
Independent Power and Renewable Electricity Producers	10,691,363	2,172,728	—	12,864,091
Multi-Utilities	68,390,230	3,890,114	—	72,280,344
Oil, Gas & Consumable Fuels	62,448,220	2,981,827	—	65,430,047
Road & Rail	—	853,565	—	853,565
Transportation Infrastructure	—	46,616,964	—	46,616,964
Water Utilities	6,772,896	—	—	6,772,896
Short-Term Securities	4,151,064	—	—	4,151,064

Subtotal	$255,957,779	$75,943,681	—	$331,901,460

Investments Valued at NAV[1]				456,151

Total Investments				$332,357,611

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(1,181,615)	$(2,686,581)	—	$(3,868,196)

[1] As of December 31, 2016, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
[2] Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	101

Statements of Assets and Liabilities

December 31, 2016	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)

Assets
Investments at value — unaffiliated[1,2]	$490,125,533	$649,720,921	$1,766,973,361	$923,995,553	$262,814,808
Investments at value — affiliated[3]	3,936,617	25,410,634	3,630,472	11,863,116	8,738,869
Cash	8,183	—	8,914	—	178,166
Cash pledged:
Collateral — options written	—	—	—	2,386,125	—
Collateral — OTC derivatives	—	420,000	93,000	540,000	—
Futures contracts	—	499,000	—	—	—
Foreign currency at value[4]	13,033	1,783	9,613	1,089,372	30,691
Receivables:
Investments sold	73,582	505,470	—	2,082,551	1,181,504
Options written	25,099	136,296	75,879	102,093	—
Securities lending income — affiliated	482	174	2	—	786
Capital shares sold	—	—	—	—	229,167
Dividends — affiliated	850	5,361	884	4,360	2,075
Dividends — unaffiliated	429,222	735,613	3,076,700	1,187,369	249,871
Prepaid offering costs	—	—	—	—	23,807
Other assets	11,109	15,744	40,347	35,469	92,178

Total assets	494,623,710	677,450,996	1,773,909,172	943,286,008	273,541,922

Liabilities
Bank overdraft	—	14,720	—	7,365	—
Cash collateral on securities loaned at value	—	695,531	—	—	126,901
Options written at value[5]	6,152,354	10,302,482	29,467,237	11,210,596	1,926,945
Payables:
Investments purchased	70,766	—	—	32,771	393,264
Income dividends	193,945	243,917	363,831	224,492	—
Investment advisory fees	454,393	479,249	1,183,098	749,898	230,004
Officer’s and Trustees’ fees	465,046	162,982	877,536	667,193	27,628
Options written	35,326	104,307	15,273	182,149	8,413
Other accrued expenses	187,910	242,423	353,362	314,380	135,345
Variation margin on futures contracts	—	45,938	—	—	—

Total liabilities	7,559,740	12,291,549	32,260,337	13,388,844	2,848,500

Net Assets	$487,063,970	$665,159,447	$1,741,648,835	$929,897,164	$270,693,422

Net Assets Consist of
Paid-in capital	$615,225,359	$641,272,545	$1,332,901,059	$838,850,643	$211,709,324
Undistributed (distributions in excess of) net investment income	(694,483)	(146,960)	(842,079)	(2,475,540)	29,892
Accumulated net realized loss	(173,388,109)	(39,393,563)	(70,770,626)	(9,929,003)	(679,412)
Net unrealized appreciation (depreciation)	45,921,203	63,427,425	480,360,481	103,451,064	59,633,618

Net Assets	$487,063,970	$665,159,447	$1,741,648,835	$929,897,164	$270,693,422

Net asset value[6,7]	$16.33	$15.08	$9.22	$ 13.38	$31.30

[1] Investments at cost — unaffiliated	$442,857,418	$584,067,285	$1,278,067,603	$820,915,590	$203,676,547
[2] Securities loaned at value	—	$ 676,613	—	—	$123,156
[3] Investments at cost — affiliated	$3,936,617	$ 25,410,580	$3,630,472	$ 11,863,116	$8,738,869
[4] Foreign currency at cost	$13,061	$ 9,142	$9,645	$ 1,091,423	$31,014
[5] Premiums received	$4,804,608	$ 8,212,203	$20,925,252	$ 11,608,196	$2,428,175
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,825,326	—	188,978,322	69,483,161	8,648,080
[7] Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—

See Notes to Financial Statements.

102	ANNUAL REPORT	DECEMBER 31, 2016

Statements of Assets and Liabilities

December 31, 2016	BlackRock International Growth and Income Trust (BGY)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Assets
Investments at value — unaffiliated[2,3]	$678,263,199	$973,897,050	$452,155,676	$327,750,396
Investments at value — affiliated[4]	22,641,400	16,541,191	3,031,042	4,607,215
Cash	5,854	586,383	5,659	24,135
Cash pledged:
Collateral — options written	2,040,780	—	159,285	—
Collateral — OTC derivatives	2,467,000	—	1,060,000	—
Foreign currency at value[5]	8,290,731	—	90,175	1,504
Receivables:
Investments sold	1,705,177	156,363	10,990	—
Options written	21,742	231,623	70,566	6,250
Dividends — unaffiliated	1,047,684	1,994,726	139,060	848,175
Dividends — affiliated	7,426	2,462	511	533
Securities lending income — affiliated	—	8,502	2,678	1,966
Other assets	17,566	23,964	12,899	8,271

Total assets	716,508,559	993,442,264	456,738,541	333,248,445

Liabilities
Foreign bank overdraft[5]	—	48,722	—	—
Options written at value[6]	8,662,185	10,145,685	3,450,347	3,868,196
Cash collateral on securities loaned at value	—	3,934,928	128,830	456,046
Payables:
Investments purchased	15,565,780	151,641	24,384	—
Options written	—	348,670	34,756	—
Income dividends	246,622	408,385	100,603	141,331
Investment advisory fees	524,500	824,929	307,253	274,182
Officer’s and Trustees’ fees	591,199	345,262	16,743	11,073
Other accrued expenses payable	290,593	334,930	232,644	200,855

Total liabilities	25,880,879	16,543,152	4,295,560	4,951,683

Net Assets	$690,627,680	$976,899,112	$452,442,981	$328,296,762

Net Assets Consist of
Paid-in capital	$781,683,771	$1,341,227,271	$373,358,508	$280,924,430
Undistributed (distributions in excess of) net investment income	(2,275,343)	(728,229)	1,662	2,439,628
Accumulated net realized loss	(114,090,009)	(501,753,305)	(18,318,953)	(7,246,903)
Net unrealized appreciation (depreciation)	25,309,261	138,153,375	97,401,764	52,179,607

Net Assets	$690,627,680	$976,899,112	$452,442,981	$328,296,762

Net asset value[7]	$6.28	$9.86	$20.10	$19.42

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$651,151,015	$835,757,398	$355,438,442	$274,312,101
[3] Securities loaned at value	—	$3,699,056	$124,536	$433,609
[4] Investments at cost — affiliated	$22,641,400	$16,540,987	$3,031,030	$4,607,170
[5] Foreign currency at cost	$8,318,691	$(45,789)	$92,297	$1,499
[6] Premiums received	$7,043,095	$10,175,756	$4,136,623	$2,620,284
[7] Shares outstanding, unlimited number of shares authorized, $0.001 par value	109,989,277	99,059,784	22,507,592	16,906,964

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	103

Statements of Operations

Year Ended December 31, 2016	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)

Investment Income
Dividends — affiliated	$32,046	$74,655	$25,190	$82,140	$46,533
Dividends — unaffiliated	13,892,277	11,705,433	45,461,384	21,813,501	3,329,257
Securities lending — affiliated — net	26,579	2,681	133	19,796	8,130
Foreign taxes withheld	(510,328)	(84,850)	(200,804)	(1,439,118)	(30,033)

Total income	13,440,574	11,697,919	45,285,903	20,476,319	3,353,887

Expenses
Investment advisory	5,306,489	5,416,380	13,095,900	9,335,143	2,766,482
Custodian	113,125	281,735	223,166	236,522	105,762
Transfer agent	102,534	91,190	213,479	141,247	50,803
Officer and Trustees	101,922	84,388	277,242	181,372	30,436
Professional	95,503	114,144	175,347	161,279	96,025
Printing	16,891	30,878	56,856	40,813	18,434
Registration	11,949	17,368	74,680	27,352	12,069
Insurance	10,745	18,482	34,871	24,593	7,647
Offering costs	—	—	—	—	58,865
Miscellaneous	46,418	16,851	10,110	117,604	28,541

Total expenses	5,805,576	6,071,416	14,161,651	10,265,925	3,175,064
Less fees waived by the Manager	(343,229)	(15,568)	(203,722)	(483,059)	(9,713)

Total expenses after fees waived	5,462,347	6,055,848	13,957,929	9,782,866	3,165,351

Net investment income	7,978,227	5,642,071	31,327,974	10,693,453	188,536

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(56,045,342)	(24,500,308)	44,139,491	4,676,974	20,981,655
Investments — affiliated	1,435	3	36	—	1
Capital gain distributions from investment companies — affiliated	18	160	—	143	55
Options written	(4,190,501)	(8,774,735)	(41,352,597)	(3,476,161)	1,486,350
Futures contracts	—	301,677	—	—	—
Forward foreign currency exchange contracts	—	—	—	63,790	—
Foreign currency transactions	(288,068)	368	(63,092)	(157,927)	8,608

	(60,522,458)	(32,972,835)	2,723,838	1,106,819	22,476,669

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	154,021,490	80,436,622	181,880,305	4,092,362	(39,586,895)
Investments — affiliated	—	54	—	—	—
Options written	(3,690,895)	(3,640,497)	(11,888,994)	(3,395,482)	656,007
Futures contracts	—	(128,627)	—	—	—
Foreign currency translations	2,133	(406)	1,077	39,343	(2,780)

	150,332,728	76,667,146	169,992,388	736,223	(38,933,668)

Net realized and unrealized gain (loss)	89,810,270	43,694,311	172,716,226	1,843,042	(16,456,999)

Net Increase (Decrease) in Net Assets Resulting from Operations	$97,788,497	$49,336,382	$204,044,200	$12,536,495	$(16,268,463)

See Notes to Financial Statements.

104	ANNUAL REPORT	DECEMBER 31, 2016

Statements of Operations

Year Ended December 31, 2016	BlackRock International Growth and Income Trust (BGY)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Investment Income
Dividends — affiliated	$188,803	$45,771	$ 7,495	$25,505
Dividends — unaffiliated	18,932,756	24,995,241	3,989,216	13,568,278
Securities lending — affiliated — net	21,839	134,174	125,365	31,191
Foreign taxes withheld	(1,884,554)	(1,194,382)	(130,781)	(339,216)

Total income	17,258,844	23,980,804	3,991,295	13,285,758

Expenses
Investment advisory	7,114,404	8,924,260	4,341,376	3,360,762
Custodian	217,243	215,493	129,860	130,972
Officer and Trustees	159,409	133,986	46,799	35,413
Professional	142,211	137,634	113,210	98,176
Transfer agent	131,250	92,507	55,221	61,505
Registration	43,297	41,521	8,126	9,569
Printing	32,994	20,411	7,227	18,997
Insurance	19,024	35,187	10,724	8,149
Miscellaneous	138,602	64,569	60,841	67,663

Total expenses	7,998,434	9,665,568	4,773,384	3,791,206
Less fees waived by the Manager	(748,846)	(9,102)	(869,782)	(4,851)

Total expenses after fees waived	7,249,588	9,656,466	3,903,602	3,786,355

Net investment income	10,009,256	14,324,338	87,693	9,499,403

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(32,864,289)	(59,317,759)	11,035,064	8,590,356
Investments — affiliated	—	2,130	123	60
Capital gain distributions received from affiliated investment companies	186	52	11	11
Options written	(417,318)	(36,777,894)	(2,474,731)	601,519
Futures contracts	6,658,849	—	—	—
Forward foreign currency exchange contracts	14,390	—	—	—
Foreign currency transactions	(547,288)	(120,363)	(119,738)	(19,029)

	(27,155,470)	(96,213,834)	8,440,729	9,172,917

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,203,286 [2]	290,540,919	28,233,757	4,956,421
Investments — affiliated	—	204	12	45
Options written	(4,135,248)	(1,642,793)	(783,027)	(529,936)
Foreign currency translations	(34,231)	7,879	(3,918)	(388)

	1,033,807	288,906,209	27,446,824	4,426,142

Net realized and unrealized gain (loss)	(26,121,663)	192,692,375	35,887,553	13,599,059

Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,112,407)	$207,016,713	$35,975,246	$23,098,462

[1]	Consolidated Statement of Operations.
[2]	Net of $(103,833) foreign capital gain tax.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	105

Statements of Changes in Net Assets

	BlackRock Energy and Resources Trust (BGR)		BlackRock Enhanced Capital and Income Fund, Inc. (CII)
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$7,978,227	$8,686,290	$5,642,071	$4,876,418
Net realized gain (loss)	(60,522,458)	(105,484,599)	(32,972,835)	155,685,181
Net change in unrealized appreciation/depreciation	150,332,728	(70,456,190)	76,667,146	(132,503,358)

Net increase (decrease) in net assets resulting from operations	97,788,497	(167,254,499)	49,336,382	28,058,241

Distributions to Shareholders[1]
From net investment income	(7,985,951)	(8,567,540)	(5,818,337)	(6,318,821)
From net realized gains	—	—	(1,682,938)	(46,626,859)
From return of capital	(21,720,074)	(36,005,387)	(43,167,741)	—

Decrease in net assets resulting from distributions to shareholders	(29,706,025)	(44,572,927)	(50,669,016)	(52,945,680)

Capital Share Transactions
Reinvestment of dividends	—	1,205,970	—	—

Net Assets
Total increase (decrease) in net assets	68,082,472	(210,621,456)	(1,332,634)	(24,887,439)
Beginning of year	418,981,498	629,602,954	666,492,081	691,379,520

End of year	$487,063,970	$418,981,498	$665,159,447	$666,492,081

Distributions in excess of net investment income, end of year	$(694,483)	$(398,691)	$(146,960)	$(112,579)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

106	ANNUAL REPORT	DECEMBER 31, 2016

Statements of Changes in Net Assets

	BlackRock Enhanced Equity Dividend Trust (BDJ)		BlackRock Global Opportunities Equity Trust (BOE)
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$31,327,974	$31,195,998	$10,693,453	$7,638,770
Net realized gain	2,723,838	31,480,464	1,106,819	29,095,008
Net change in unrealized appreciation/depreciation	169,992,388	(60,335,311)	736,223	(26,224,116)

Net increase in net assets resulting from operations	204,044,200	2,341,151	12,536,495	10,509,662

Distributions to Shareholders[1]
From net investment income	(31,386,331)	(31,248,083)	(6,886,585)	(11,517,508)
Distributions in excess of net investment income	—	—	—	(7,284,361)
From return of capital	(74,517,121)	(74,655,369)	(66,070,734)	(62,076,530)

Decrease in net assets resulting from distributions to shareholders	(105,903,452)	(105,903,452)	(72,957,319)	(80,878,399)

Net Assets
Total increase (decrease) in net assets	98,140,748	(103,562,301)	(60,420,824)	(70,368,737)
Beginning of year	1,643,508,087	1,747,070,388	990,317,988	1,060,686,725

End of year	$1,741,648,835	$1,643,508,087	$929,897,164	$990,317,988

Distributions in excess of net investment income, end of year	$(842,079)	$(720,631)	$(2,475,540)	$(6,725,341)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	107

Statements of Changes in Net Assets

	BlackRock Health Sciences Trust (BME)		BlackRock International Growth and Income Trust (BGY)
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income (loss)	$188,536	$(443,773)	$10,009,256	$9,034,062
Net realized gain (loss)	22,476,669	51,654,340	(27,155,470)	(7,249,095)
Net change in unrealized appreciation/depreciation	(38,933,668)	(17,934,847)	1,033,807	(9,508,537)

Net increase (decrease) in net assets resulting from operations	(16,268,463)	33,275,720	(16,112,407)	(7,723,570)

Distributions to Shareholders[1]
From net investment income	(246,021)	(5,039,768)	(7,270,081)	(12,357,754)
From net realized gains	(24,902,380)	(48,696,568)	—	—
From return of capital	—	—	(50,144,321)	(52,315,941)

Decrease in net assets resulting from distributions to shareholders	(25,148,401)	(53,736,336)	(57,414,402)	(64,673,695)

Capital Share Transactions
Net proceeds from the issuance of shares	12,480,900	10,367,053	—	—
Reinvestment of distributions	2,099,426	4,520,259	—	—

Net increase in net assets derived from shares transactions	14,580,326	14,887,312	—	—

Net Assets
Total decrease in net assets	(26,836,538)	(5,573,304)	(73,526,809)	(72,397,265)
Beginning of year	297,529,960	303,103,264	764,154,489	836,551,754

End of year	$270,693,422	$297,529,960	$690,627,680	$764,154,489

Undistributed (distributions in excess of) net investment income, end of year	$29,892	$(631,796)	$(2,275,343)	$(5,670,754)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

108	ANNUAL REPORT	DECEMBER 31, 2016

Statements of Changes in Net Assets

	BlackRock Resources & Commodities Strategy Trust (BCX)[1]		BlackRock Science and Technology Trust (BST)
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$14,324,338	$24,601,192	$87,693	$676,774
Net realized gain (loss)	(96,213,834)	(101,358,837)	8,440,729	(25,812,735)
Net change in unrealized appreciation/depreciation	288,906,209	(172,541,820)	27,446,824	58,241,453

Net increase (decrease) in net assets resulting from operations	207,016,713	(249,299,465)	35,975,246	33,105,492

Distributions to Shareholders[2]
From net investment income	(14,753,944)	(24,837,338)	—	(603,909)
Distributions in excess of net investment income	—	—	—	(144,770)
From return of capital	(42,403,551)	(55,321,839)	(27,009,110)	(26,260,431)

Decrease in net assets resulting from distributions to shareholders	(57,157,495)	(80,159,177)	(27,009,110)	(27,009,110)

Net Assets
Total increase (decrease) in net assets	149,859,218	(329,458,642)	8,966,136	6,096,382
Beginning of year	827,039,894	1,156,498,536	443,476,845	437,380,463

End of year	$976,899,112	$827,039,894	$452,442,981	$443,476,845

Undistributed (distributions in excess of) net investment income, end of year	$(728,229)	$(315,958)	$1,662	$148

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	109

Statements of Changes in Net Assets

	BlackRock Utility and Infrastructure Trust (BUI)
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$9,499,403	$7,916,511
Net realized gain	9,172,917	7,100,028
Net change in unrealized appreciation/depreciation	4,426,142	(40,550,712)

Net increase (decrease) in net assets resulting from operations	23,098,462	(25,534,173)

Distributions to Shareholders[1]
From net investment income	(8,366,572)	(7,096,542)
From net realized gains	(8,911,166)	(9,103,053)
From return of capital	(7,271,174)	(8,349,317)

Decrease in net assets resulting from distributions to shareholders	(24,548,912)	(24,548,912)

Net Assets
Total decrease in net assets	(1,450,450)	(50,083,085)
Beginning of year	329,747,212	379,830,297

End of year	$328,296,762	$329,747,212

Undistributed net investment income, end of year	$2,439,628	$1,934,397

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

110	ANNUAL REPORT	DECEMBER 31, 2016

Statements of Cash Flows

Year Ended December 31, 2016	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$97,788,497	$49,336,382	$204,044,200
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	167,700,307	401,783,596	641,386,432
Purchases of long-term investments	(144,753,453)	(340,854,282)	(542,085,650)
Net (purchases) sales of short-term securities	2,403,980	(9,702,635)	10,140,472
Premiums paid on closing options written	(34,119,574)	(64,656,109)	(168,203,027)
Premiums received from options written	31,504,354	57,994,384	133,107,977
Net realized (gain) loss on investments and options written	60,234,390	33,274,880	(2,786,930)
Net unrealized gain on investments, options written and foreign currency translations	(150,330,179)	(76,796,585)	(169,991,219)
(Increase) decrease in assets:
Cash Pledged:
Collateral — OTC derivatives	—	—	5,000
Futures contracts	—	(499,000)	—
Receivables:
Dividends — unaffiliated	152,019	8,765	16,576
Dividends — affiliated	952	(2,037)	3,478
Securities lending income — affiliated	5,722	21	(2)
Other assets	583	2,098	470
Increase (decrease) in liabilities:
Collateral on securities loaned at value	(944,554)	695,531	—
Payables:
Investment advisory fees	31,669	(3,380)	100,134
Officer’s and Trustees’ fees	56,520	37,524	130,067
Other accrued expenses	46,801	59,158	78,316
Variation margin on futures contracts	—	45,938	—

Net cash provided by operating activities	29,778,034	50,724,249	105,946,294

Cash Used for Financing Activities
Cash dividends paid to shareholders	(29,805,724)	(50,739,781)	(105,929,511)
Increase in bank overdraft	—	14,720	—

Net cash used for financing activities	(29,805,724)	(50,725,061)	(105,929,511)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(416)	406	(92)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(28,106)	(406)	16,691
Cash and foreign currency at beginning of year	49,322	2,189	1,836

Cash and foreign currency at end of year	$21,216	$1,783	$18,527

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	111

Statements of Cash Flows (continued)

Year Ended December 31, 2016	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$12,536,495	$(16,268,463)	$(16,112,407)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	671,501,968	164,709,690	511,076,162
Purchases of long-term investments	(596,898,785)	(156,764,516)	(476,560,478)
Net (purchases) sales of short-term securities	(5,046,092)	115,747	17,215,236
Premiums paid on closing options written	(93,993,049)	(15,951,483)	(63,112,884)
Premiums received from options written	90,534,741	17,559,836	61,007,930
Net realized (gain) loss on investments and options written	(1,200,956)	(22,468,061)	33,281,421
Net unrealized (gain) loss on investments, options written and foreign currency translations	(690,348)	38,930,580	(984,352)
(Increase) decrease in assets:
Cash Pledged:
Collateral — exchange traded options written	(2,386,125)	—	73,220
Collateral — OTC derivatives	(540,000)	—	1,589,619
Receivables:
Dividends — unaffiliated	147,018	109,050	484,862
Dividends — affiliated	(2,971)	2,165	(360)
Securities lending income — affiliated	346	(786)	6,690
Prepaid offering costs	—	56,365	—
Other assets	3,662	(80,854)	4,895
Increase (decrease) in liabilities:
Collateral on securities loaned at value	(427,550)	126,901	(2,751,247)
Payables:
Investment advisory fees	(50,074)	(28,821)	(56,875)
Officer’s and Trustees’ fees	90,839	2,625	89,662
Foreign taxes	—	—	(147,618)
Other accrued expenses	105,514	19,748	108,180

Net cash provided by operating activities	73,684,633	10,069,723	65,211,656

Cash Used for Financing Activities
Cash dividends paid to shareholders	(72,998,493)	(23,049,891)	(57,502,048)
Increase in bank overdraft	7,365	—	—
Net proceeds from issuance of shares	—	13,187,505	—

Net cash used for financing activities	(72,991,128)	(9,862,386)	(57,502,048)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(6,532)	308	20,147

Cash and Foreign Currency
Net increase in cash and foreign currency	686,973	207,645	7,729,755
Cash and foreign currency at beginning of year	402,399	1,212	566,830

Cash and foreign currency at end of year	$1,089,372	$208,857	$8,296,585

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	—	$2,099,426	—

See Notes to Financial Statements.

112	ANNUAL REPORT	DECEMBER 31, 2016

Statements of Cash Flows (concluded)

Year Ended December 31, 2016	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$207,016,713	$35,975,246	$23,098,462
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	984,680,123	357,250,911	37,552,758
Purchases of long-term investments	(900,994,404)	(325,555,607)	(27,749,591)
Net (purchases) sales of short-term securities	(10,332,875)	(2,307,750)	3,784,516
Premiums paid on closing options written	(103,279,231)	(39,746,248)	(17,755,958)
Premiums received from options written	70,323,865	37,547,545	18,837,753
Net realized (gain) loss on investments and options written	96,093,471	(8,560,467)	(9,191,946)
Net unrealized (gain) loss on investments, options written and foreign currency translations	(288,898,626)	(27,454,956)	(4,426,484)
(Increase) decrease in assets:
Cash Pledged:
Collateral — exchange traded options written	—	(159,285)	—
Collateral — OTC derivatives	—	40,000	—
Receivables:
Dividends — unaffiliated	(850,557)	19,438	(118,179)
Dividends — affiliated	(134)	(183)	2,578
Securities lending income — affiliated	(8,431)	(1,237)	(1,966)
Other assets	16,830	(1,357)	611
Increase (decrease) in liabilities:
Collateral on securities loaned at value	3,899,239	9,830	456,046
Payables:
Investment advisory fees	125,018	5,319	2,045
Officer’s and Trustees’ fees	34,263	3,280	1,339
Other accrued expenses	(18,571)	16,796	68,316

Net cash provided by operating activities	57,806,693	27,081,275	24,560,300

Cash Used for Financing Activities
Cash dividends paid to shareholders	(57,021,582)	(27,078,257)	(24,558,368)
Decrease in bank overdraft on foreign currency at value	(199,024)	—	—

Net cash used for financing activities	(57,220,606)	(27,078,257)	(24,558,368)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	296	4,214	(46)

Cash and Foreign Currency
Net increase in cash and foreign currency	586,383	7,232	1,886
Cash and foreign currency at beginning of year	—	88,602	23,753

Cash and foreign currency at end of year	$586,383	$95,834	$25,639

[1]	Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	113

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Year Ended December 31,		Period November 1, 2014 to December 31, 2014	Year Ended October 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.05	$21.15	$24.90	$30.12	$25.95	$28.33

Net investment income[1]	0.27	0.29	0.07	0.25	0.12	0.13
Net realized and unrealized gain (loss)	3.01	(5.89)	(2.41)	(1.21)	5.67	(0.74)

Net increase (decrease) from investment operations	3.28	(5.60)	(2.34)	(0.96)	5.79	(0.61)

Distributions:[2]
From net investment income	(0.27)	(0.29)	(0.47)	(0.44)	—	(0.03)
From net realized gain	—	—	(0.94)	(3.82)	(1.62)	(1.44)
From return of capital	(0.73)	(1.21)	—	—	—	(0.30)

Total distributions	(1.00)	(1.50)	(1.41)	(4.26)	(1.62)	(1.77)

Net asset value, end of period	$16.33	$14.05	$21.15	$24.90	$30.12	$25.95

Market price, end of period	$14.44	$12.53	$19.95	$23.78	$26.82	$24.28

Total Return[3]
Based on net asset value	25.07%	(27.47)%	(9.06)%[4]	(2.36)%	23.68%	(1.76)%

Based on market price	24.01%	(31.42)%	(10.18)%[4]	4.73%	17.70%	(1.88)%

Ratios to Average Net Assets
Total expenses	1.31%	1.29%	1.30%[5]	1.26%	1.26%	1.28%

Total expenses after fees waived and/or reimbursed	1.24%	1.26%	1.26%[5]	1.26%	1.25%	1.22%

Net investment income	1.80%	1.60%	1.82%[5]	0.89%	0.42%	0.50%

Supplemental Data
Net assets, end of period (000)	$487,064	$418,981	$629,603	$741,109	$896,635	$772,457

Portfolio turnover rate	33%	56%	4%	85%	132%	86%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

114	ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Year Ended December 31,		Period November 1, 2014 to December 31, 2014	Year Ended October 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.11	$15.67	$15.47	$15.31	$14.11	$13.87

Net investment income[1]	0.13	0.11	0.04	0.55	0.31	0.33
Net realized and unrealized gain	0.99	0.53	0.36	0.91	2.09	1.29

Net increase from investment operations	1.12	0.64	0.40	1.46	2.40	1.62

Distributions:[2]
From net investment income	(0.13)	(0.14)	(0.10)	(0.65)	(0.32)	(0.33)[3]
In excess of net investment income[4]	—	—	—	—	—	(0.20)[3]
From net realized gain	(0.04)	(1.06)	—	—	—	(0.13)
From return of capital	(0.98)	—	(0.10)	(0.65)	(0.88)	(0.72)

Total distributions	(1.15)	(1.20)	(0.20)	(1.30)	(1.20)	(1.38)

Net asset value, end of period	$15.08	$15.11	$15.67	$15.47	$15.31	$14.11

Market price, end of period	$13.71	$14.14	$13.97	$14.89	$13.52	$12.99

Total Return[5]
Based on net asset value	8.66%	4.66%	2.69%[6]	10.49%	18.97%	12.94%

Based on market price	5.56%	9.86%	(4.88)%[6]	20.43%	14.11%	16.39%

Ratios to Average Net Assets
Total expenses	0.95%	0.94%	0.99%[7]	0.93%	0.93%	0.94%

Total expenses after fees waived and/or reimbursed	0.95%	0.94%	0.95%[7]	0.93%	0.93%	0.94%

Net investment income	0.89%	0.71%	1.42%[7]	3.56%	2.15%	2.34%

Supplemental Data
Net assets, end of period (000)	$665,159	$666,492	$691,380	$682,485	$675,472	$622,657

Portfolio turnover rate	54%	133%	2%	80%	218%	205%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.53.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	115

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Year Ended December 31,		Period November 1, 2014 to December 31, 2014	Year Ended October 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.70	$9.24	$ 9.19	$8.88	$8.30	$8.03

Net investment income[1]	0.17	0.17	0.04	0.16	0.18	0.18
Net realized and unrealized gain (loss)	0.91	(0.15)	0.10	0.76	0.96	0.77

Net increase from investment operations	1.08	0.02	0.14	0.92	1.14	0.95

Distributions:[2]
From net investment income	(0.17)	(0.17)	(0.03)	(0.17)	(0.18)	(0.18)[3]
In excess of net investment income[4]	—	—	—	—	(0.20)	(0.22)[3]
From net realized gain	—	—	—	—	(0.18)	—
From return of capital	(0.39)	(0.39)	(0.06)	(0.44)	—	(0.28)

Total distributions	(0.56)	(0.56)	(0.09)	(0.61)	(0.56)	(0.68)

Net asset value, end of period	$9.22	$8.70	$ 9.24	$9.19	$8.88	$8.30

Market price, end of period	$8.15	$7.61	$ 8.12	$8.35	$7.72	$7.41

Total Return[5]
Based on net asset value	13.90%	1.10%	1.69%[6]	11.40%	15.11%	13.22%

Based on market price	15.11%	0.63%	(1.65)%[6]	16.42%	12.09%	11.34%

Ratios to Average Net Assets
Total expenses	0.87%	0.86%	0.87%[7]	0.87%[8]	0.87%	0.95%

Total expenses after fees waived and/or reimbursed	0.85%	0.85%	0.84%[7]	0.86%[8]	0.87%	0.95%

Net investment income	1.91%	1.85%	2.30%[7]	1.81%	2.13%	2.16%

Supplemental Data
Net assets, end of period (000)	$1,741,649	$1,643,508	$1,747,070	$1,648,683	$1,594,223	$1,490,096

Portfolio turnover rate	33%	26%	0%[9]	63%	180%	185%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.40.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 0.86% and 0.86%, respectively

[9]	Amount is less than 0.5%.

See Notes to Financial Statements.

116	ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Year Ended December 31,		Period November 1, 2014 to December 31, 2014	Year Ended October 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.25	$15.27	$15.54	$16.68	$14.99	$16.03

Net investment income[1]	0.15	0.11	0.00 [2]	0.14	0.12	0.20
Net realized and unrealized gain (loss)	0.03	0.03	(0.07)	0.07	2.82	0.72

Net increase (decrease) from investment operations	0.18	0.14	(0.07)	0.21	2.94	0.92

Distributions:[3]
From net investment income	(0.10)	(0.17)	—	(0.17)	(0.17)	(0.22)
In excess of net investment income[4]	—	(0.10)	—	(0.28)	(0.91)	—
From net realized gain	—	—	—	—	—	—
From return of capital	(0.95)	(0.89)	(0.20)	(0.90)	(0.17)	(1.74)

Total distributions	(1.05)	(1.16)	(0.20)	(1.35)	(1.25)	(1.96)

Net asset value, end of period	$13.38	$14.25	$15.27	$15.54	$16.68	$14.99

Market price, end of period	$11.57	$12.76	$13.13	$14.00	$14.74	$13.24

Total Return[5]
Based on net asset value	2.62%	1.81%	(0.27)%[6]	2.10%	21.93%	7.36%

Based on market price	(0.90)%	6.03%	(4.82)%[6]	4.09%	21.99%	1.68%

Ratios to Average Net Assets
Total expenses	1.10%	1.08%[7]	1.10%[8]	1.08%	1.08%	1.10%

Total expenses after fees waived and/or reimbursed	1.05%	1.05%[7]	1.07%[8]	1.08%	1.08%	1.10%

Net investment income	1.15%	0.73%[7]	0.00%[8,9]	0.83%	0.77%	1.34%

Supplemental Data
Net assets, end of period (000)	$929,897	$990,318	$1,060,687	$1,079,862	$1,159,072	$1,041,210

Portfolio turnover rate	64%	72%	16%	150%	279%	298%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[8]	Annualized.

[9]	Amount is less than 0.005%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	117

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Year Ended December 31,		Period November 1, 2014 to December 31, 2014	Year Ended October 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$36.19	$38.61	$40.22	$34.92	$28.34	$26.65

Net investment income (loss)[1]	0.02	(0.06)	(0.01)	(0.00)[2]	0.12	0.08
Net realized and unrealized gain (loss)	(1.91)	4.34	1.10	9.14	8.85	4.11

Net increase (decrease) from investment operations	(1.89)	4.28	1.09	9.14	8.97	4.19

Distributions:[3]
From net investment income	(0.03)	(0.63)	(0.01)	(0.10)	(0.06)	(0.09)
From net realized gain	(2.97)	(6.07)	(2.69)	(3.74)	(2.33)	(2.41)

Total distributions	(3.00)	(6.70)	(2.70)	(3.84)	(2.39)	(2.50)

Net asset value, end of period	$31.30	$36.19	$38.61	$40.22	$34.92	$28.34

Market price, end of period	$31.75	$39.35	$42.70	$41.37	$33.56	$27.86

Total Return[4]
Based on net asset value	(5.36)%	10.70%	2.38%[5]	28.00%	33.37%	16.42%

Based on market price	(11.71)%	8.87%	10.07%[5]	36.99%	30.38%	18.17%

Ratios to Average Net Assets
Total expenses	1.15%[6]	1.13%	1.16%[7]	1.11%	1.12%	1.13%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.14%	1.12%	1.11%[7]	1.11%	1.12%	1.13%

Net investment income (loss)	0.07%	(0.14)%	(0.10)%[7]	(0.01)%	0.38%	0.29%

Supplemental Data
Net assets, end of period (000)	$270,693	$297,530	$303,103	$313,933	$270,161	$218,377

Portfolio turnover rate	59%	68%	6%	74%	155%	209%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

[7]	Annualized.

See Notes to Financial Statements.

118	ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Year Ended December 31,		Period November 1, 2014 to December 31, 2014	Year Ended October 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$6.95	$7.61	$7.89	$9.05	$8.28	$8.72

Net investment income (loss)[1]	0.09	0.08	(0.00)[2]	0.10	0.13	0.16
Net realized and unrealized gain (loss)	(0.24)	(0.15)	(0.17)	(0.53)	1.31	0.35

Net increase (decrease) from investment operations	(0.15)	(0.07)	(0.17)	(0.43)	1.44	0.51

Distributions:[3]
From net investment income	(0.07)	(0.11)	—	(0.13)	(0.17)	(0.18)
In excess of net investment income[4]	—	—	—	(0.08)	—	—
From return of capital	(0.45)	(0.48)	(0.11)	(0.52)	(0.50)	(0.77)

Total distributions	(0.52)	(0.59)	(0.11)	(0.73)	(0.67)	(0.95)

Net asset value, end of period	$6.28	$6.95	$7.61	$7.89	$9.05	$8.28

Market price, end of period	$5.51	$6.24	$6.74	$7.26	$8.14	$7.41

Total Return[5]
Based on net asset value	(1.12)%	(0.47)%	(2.10)%[6]	(4.49)%	19.25%	7.65%

Based on market price	(3.37)%	0.90%	(5.77)%[6]	(2.29)%	19.86%	6.61%

Ratios to Average Net Assets
Total expenses[7]	1.12%	1.09%	1.12%[8]	1.10%	1.09%	1.11%

Total expenses after fees waived and/or reimbursed[7]	1.02%	1.01%	1.03%[8]	1.05%	1.07%	1.11%

Net investment income (loss)[7]	1.41%	1.09%	(0.13)%[8]	1.17%	1.49%	1.97%

Supplemental Data
Net assets, end of period (000)	$690,628	$764,154	$836,552	$867,986	$995,736	$910,481

Portfolio turnover rate	74%	67%	14%	195%	266%	226%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period November 1, 2014 to December 31, 2014	Year Ended October 31,
	2016	2015		2014	2013	2012

Investments in underlying funds	0.01%	0.01%	—	—	—	—

[8]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	119

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Year Ended December 31,		Period November 1, 2014 to December 31, 2014	Year Ended October 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.35	$11.67	$12.50	$13.54	$15.42	$16.83

Net investment income[1]	0.14	0.25	0.04	0.23	0.25	0.18
Net realized and unrealized gain (loss)	1.95	(2.76)	(0.72)	(0.27)	(0.97)	(0.19)

Net increase (decrease) from investment operations	2.09	(2.51)	(0.68)	(0.04)	(0.72)	(0.01)

Distributions:[2]
From net investment income	(0.15)	(0.25)	(0.02)	(0.31)	(0.14)	(0.26)
From net realized gain	—	—	—	—	—	(0.01)
From return of capital	(0.43)	(0.56)	(0.13)	(0.69)	(1.02)	(1.13)

Total distributions	(0.58)	(0.81)	(0.15)	(1.00)	(1.16)	(1.40)

Net asset value, end of period	$9.86	$8.35	$11.67	$12.50	$13.54	$15.42

Market price, end of period	$8.27	$7.11	$9.71	$10.78	$11.68	$14.12

Total Return[3]
Based on net asset value	27.41%	(21.31)%	(5.20)%[4]	0.61%	(3.61)%[5]	0.90%

Based on market price	25.50%	(19.47)%	(8.53)%[4]	0.58%	(9.19)%	4.02%

Ratios to Average Net Assets
Total expenses	1.08%	1.07%	1.15%[6]	1.35%[7]	1.27%	1.25%

Total expenses after fees waived and/or reimbursed	1.08%	1.07%	1.04%[6]	1.06%[7]	1.07%	1.05%

Net investment income	1.61%	2.43%	2.01%[6]	1.70%	1.76%	1.14%

Supplemental Data
Net assets, end of period (000)	$976,899	$827,040	$1,156,499	$582,220	$630,617	$718,016

Portfolio turnover rate	101%	74%	2%	62%	156%	100%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total return. Not including this payment the Trust’s 6 total return would have been (3.68)%.

[6]	Annualized.

[7]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 1.26% and 1.06%, respectively.

See Notes to Financial Statements.

120	ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights	BlackRock Science and Technology Trust (BST)

	Year Ended December 31,		Period October 30, 2014[1] to December 31, 2014
	2016	2015

Per Share Operating Performance
Net asset value, beginning of period	$19.70	$19.43	$19.10 [2]

Net investment income (loss)[3]	0.00 [4]	0.03	(0.01)
Net realized and unrealized gain (loss)	1.60	1.44	0.48

Net increase from investment operations	1.60	1.47	0.47

Distributions:[5]
From net investment income	—	(0.03)	(0.00)[6]
In excess of net investment income	—	(0.01)	—
From return of capital	(1.20)	(1.16)	(0.10)

Total distributions	(1.20)	(1.20)	(0.10)

Capital Charges with respect to the issuance of Shares	—	—	(0.04)

Net asset value, end of period	$20.10	$19.70	$19.43

Market price, end of period	$17.94	$17.31	$17.59

Total Return[7]
Based on net asset value	9.36%	8.61%	2.31%[8]

Based on market price	11.08%	5.36%	(11.55)%[8]

Ratios to Average Net Assets
Total expenses	1.10%	1.12%	1.19%[9]

Total expenses after fees waived and paid indirectly	0.90%	0.92%	0.97%[9]

Net investment income (loss)	0.02%	0.15%	(0.24)%[9]

Supplemental Data
Net assets, end of period (000)	$452,443	$443,477	$437,380

Portfolio turnover rate	74%	91%	7%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Amount is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Amount is greater than $(0.005) per share.

[7]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	121

Financial Highlights	BlackRock Utility and Infrastructure Trust (BUI)

	Year Ended December 31,		Period November 1, 2014 to December 31, 2014	Year Ended October 31,		Period November 25, 2011[1] through October 31, 2012
	2016	2015		2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$19.50	$22.47	$22.40	$20.78	$20.22	$19.10 [2]

Net investment income[3]	0.56	0.47	0.11	0.51	0.57	0.54
Net realized and unrealized gain (loss)	0.81	(1.99)	0.20	2.68	1.44	1.71

Net increase (decrease) from investment operations	1.37	(1.52)	0.31	3.19	2.01	2.25

Distributions:[4]
From net investment income	(0.49)	(0.42)	(0.10)	(0.51)	(0.52)	(0.49)
From net realized gain	(0.53)	(0.54)	—	(0.37)	(0.42)	(0.41)
From return of capital	(0.43)	(0.49)	(0.14)	(0.69)	(0.51)	(0.19)

Total distributions	(1.45)	(1.45)	(0.24)	(1.57)	(1.45)	(1.09)

Capital charges with respect to the issuance of shares	—	—	—	—	—	(0.04)

Net asset value, end of period	$19.42	$19.50	$22.47	$22.40	$20.78	$20.22

Market price, end of period	$18.41	$16.78	$20.74	$20.02	$18.36	$19.03

Total Return[5]
Based on net asset value	7.57%	(6.09)%	1.50%[6]	16.94%	11.18%	12.05%[6]

Based on market price	18.50%	(12.45)%	4.82%[6]	18.29%	4.37%	0.71%[6]

Ratios to Average Net Assets
Total expenses	1.13%	1.11%	1.17%[7]	1.10%	1.11%	1.12%[7]

Total expenses after fees waived and/or reimbursed	1.13%	1.11%	1.11%[7]	1.10%	1.10%	1.11%[7]

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.13%	1.11%	1.11%[7]	1.10%	1.10%	1.10%[7]

Net investment income	2.83%	2.24%	2.83%[7]	2.36%	2.83%	2.94%[7]

Supplemental Data
Net assets, end of period (000)	$328,297	$329,747	$379,830	$378,762	$351,325	$341,939

Portfolio turnover rate	8%	20%	2%	41%	133%	90%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

122	ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, as a “Trust”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Global Opportunities Equity Trust	BOE	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Non-diversified
BlackRock International Growth and Income Trust	BGY	Delaware	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Utility and Infrastructure Trust	BUI	Delaware	Non-diversified

The Boards of Directors/Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset values (“NAVs”) of their common shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. During the year ended December 31, 2016, there were no transactions in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies:

Foreign Currency: The Trusts’ books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, options written and forward foreign currency exchange contracts), that would be treated as “senior securities” for 1940 Act purposes, such Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, a Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

ANNUAL REPORT	DECEMBER 31, 2016	123

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to each Trust’s level distribution plan, each Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Trusts’ ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Trust’s investments were valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on each Trust’s presentation in the Statements of Cash Flows.

Indemnifications: In the normal course of business, the Trusts enter into contracts that contain a variety of representations that provide general indemnification. The Trusts’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several Trusts, including other funds managed by the Manager, are prorated among those Trusts on the basis of relative net assets or other appropriate methods.

124	ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Certain Trusts have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

Correction of Previously Issued Financial Statements: For the year ended December 31, 2015, the Distributions in excess of net investment income was overstated by $168,242 within the section “Net Assets Consist of” on the Statements of Assets and Liabilities for BGY. As a result, there was a corresponding understatement of Net Assets within this section. In addition, the Statements of Changes in Net Assets and the Financial Highlights reflected the immaterial error in the Distributions in excess of net investment income and Net Assets amounts, respectively. The affiliated income disclosed in the Notes to the Schedule of Investments was overstated by $168,242 as well. Management elected to revise the financial statements to correct these errors. The corrections have no impact on the amounts previously reported for net investment income, performance or net asset value per share. In addition, there is no impact to reports previously filed for other interim or annual periods.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time, or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee of the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trust’s net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

Each Trust values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that

ANNUAL REPORT	DECEMBER 31, 2016	125

Notes to Financial Statements (continued)

may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

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Notes to Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2016, certain of the Trust’s investments were fair valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties, obligations to return the securities or collateral to the other party

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Notes to Financial Statements (continued)

are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

CII
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley & Co. LLC	$676,613	$(676,613)	—

BME
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$114,906	$(114,906)	—
National Financial Services LLC	8,250	(8,250)	—
Total	$123,156	$(123,156)	—

BCX
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$1,136,275	$(1,136,275)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,797,986	(1,797,986)	—
Morgan Stanley & Co. LLC	764,795	(764,795)	—
Total	$3,699,056	$(3,699,056)	—

BST
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$124,536	$(124,536)	—

BUI
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$433,609	$(433,609)	—

[1]

Collateral with a value of $695,531, $126,901, $3,934,928, $128,830, and $456,046 has been received in connection with securities lending agreements for CII, BME, BCX, BST and BUI, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Trusts could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as equity risk or commodity price risk. Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit

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Notes to Financial Statements (continued)

initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable or payable on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Trusts enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments including equity risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased (and premiums received on options written) as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

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Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, a Trust’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust, except BCX and BST, pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80%
BOE	1.00%
BME	1.00%

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00%
BUI	1.00%

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in its subsidiary) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and its subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in its subsidiary).

BST pays the Manager a monthly fee of 1.00% of its average daily managed assets. “Managed Assets” mean the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for BGR and BCX. The Manager pays BIL for services it provides to each Trust, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager has agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date
BST	0.20%	December 31, 2018
	0.15%	December 31, 2019
	0.10%	December 31, 2020
	0.05%	December 31, 2021

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Notes to Financial Statements (continued)

The Manager has voluntarily agreed to waive a portion of its investment advisory fees on the following Trusts as a percentage of average weekly net assets as follows:

BGR	0.10%[1]
BOE	0.05%

[1]	Effective July 1, 2016.

With respect to BGY, the Manager has voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.10% of BGY’s average daily net assets.

Prior to July 1, 2016, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% and 0.025% of BGR and BDJ’s average weekly net assets, respectively.

These voluntary waivers may be reduced or discontinued at any time without notice.

For the year ended December 31, 2016, investment advisory fees waived which is included in fees waived by the Manager in the Statements of Operations were as follows:

BGR	$337,066
BDJ	$198,531
BOE	$466,755
BGY	$711,439
BST	$868,275

The Manager provides investment management and other services to BCX’s Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2016, the amounts waived pursuant to this arrangement were as follows:

BGR	$6,163
CII	$15,568
BDJ	$5,191
BOE	$16,304
BME	$9,713
BGY	$37,407
BCX	$9,102
BST	$1,507
BUI	$4,851

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016 the Manager did not waive such fees. On December 2, 2016, the Manager entered into a Master Advisory Fee Waiver Agreement (the “Agreement”), contractually committing to this arrangement through June 30, 2017. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ independent trustees. For the year ended December 31, 2016, there were no advisory fees waived pursuant to these arrangements in the Trusts.

Service and Distribution Fees: BME has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME compensates BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2016 amounted to $25,214.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or

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Notes to Financial Statements (continued)

its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2016, each Trust paid BIM the following amounts for securities lending agent services:

BGR	$6,491
CII	$682
BDJ	$34
BOE	$4,945
BME	$2,104
BGY	$5,416
BCX	$34,448
BST	$31,681
BUI	$7,860

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gains
BDJ	$1,771,064	—	—
BME	$328,120	—	—
BGY	$752,100	—	—
BCX	$435,002	—	—
BST	$154,956	$1,431,650	$189,901

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$144,823,813	$167,679,896
CII	$340,854,282	$402,247,629
BDJ	$539,736,538	$638,534,616
BOE	$596,931,556	$671,349,791
BME	$156,745,335	$164,489,516
BGY	$492,126,258	$512,308,134
BCX	$901,128,015	$984,257,917
BST	$325,573,998	$357,262,106
BUI	$27,749,591	$37,480,064

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

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Notes to Financial Statements (continued)

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for the each of the two years ended December 31, 2016, the period ended December 31, 2014 and each of the two years ended October 31, 2014 with the exception of BST. The statutes of limitations on BST’s U.S. federal tax returns remains open for each of the two years ended December 31, 2016 and the period ended December 31, 2014. The statute of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ as of December 31, 2016, inclusive of the open tax return years and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, non-deductible expenses, the characterization of corporate actions, income recognized from investments in partnerships and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BGR	CII	BDJ	BOE	BME
Paid-in capital	—	$(4,870,467)	$(61,470,174)	$(38,148,041)	$(58,865)
Undistributed (distributions in excess of) net investment income	$(288,068)	$141,885	$(63,091)	$442,933	$719,173
Accumulated net realized loss	$288,068	$4,728,582	$61,533,265	$37,705,108	$(660,308)

	BGY	BCX	BST	BUI
Paid-in capital	$(458,843,934)	$(2,659,643)	$(19,487)	—
Undistributed (distributions in excess of) net investment income	$656,236	$17,335	$(86,179)	$(627,600)
Accumulated net realized gain (loss)	$458,187,698	$2,642,308	$105,666	$627,600

The tax character of distributions paid was as follows:

	BGR	CII	BDJ	BOE	BME
Ordinary income
12/31/16	$7,985,951	$5,818,337	$31,386,331	$6,886,585	$2,208,132
12/31/15	$8,567,540	$6,318,821	$31,248,083	$18,801,869	$21,088,719
Long-term capital gains
12/31/16	—	$1,682,938	—	—	$22,940,269
12/31/15	—	$46,626,859	—	—	$32,647,617
Return of capital
12/31/16	$21,720,074	$43,167,741	$74,517,121	$66,070,734	—
12/31/15	$36,005,387	—	$74,655,369	$62,076,530	—
Total
12/31/16	$29,706,025	$50,669,016	$105,903,452	$72,957,319	$25,148,401
12/31/15	$44,572,927	$52,945,680	$105,903,452	$80,878,399	$53,736,336

	BGY	BCX	BST	BUI
Ordinary income
12/31/16	$7,270,081	$14,753,944	—	$12,931,397
12/31/15	$12,357,754	$24,837,338	$748,679	$14,070,240
Long-term capital gains
12/31/16	—	—	—	$4,346,341
12/31/15	—	—	—	2,129,355
Return of capital
12/31/16	$50,144,321	$42,403,551	$27,009,110	$7,271,174
12/31/15	$52,315,941	$55,321,839	$26,260,431	$8,349,317
Total
12/31/16	$57,414,402	$57,157,495	$27,009,110	$24,548,912
12/31/15	$64,673,695	$80,159,177	$27,009,110	$24,548,912

ANNUAL REPORT	DECEMBER 31, 2016	133

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BGR	CII	BDJ	BOE	BME
Undistributed ordinary income	—	—	—	—	$ 46,485
Undistributed long-term capital gains	—	—	—	—	3,662,160
Capital loss carryforwards	$(155,077,777)	(33,955,344)	$(28,867,074)	$ (807,221)	—
Net unrealized gains[1]	26,916,388	57,842,558	437,618,577	91,853,759	55,929,225
Qualified late-year losses[2]		(312)	(3,727)	(17)	(653,772)

Total	$(128,161,389)	$23,886,902	$408,747,776	$91,046,521	$58,984,098

	BGY	BCX	BST	BUI
Capital loss carryforwards	$(103,102,527)	$(466,926,878)	$(13,469,302)	—
Net unrealized gains[1]	12,406,673	102,598,719	92,553,775	$47,376,950
Qualified late-year losses[2]	(360,237)	—	—	(4,618)

Total	$ (91,056,091)	$(364,328,159)	$79,084,473	$47,372,332

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions, and the deferral of compensation to Trustees.

[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable period.

As of December 31, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BGR	CII	BDJ	BOE	BGY	BCX	BST
No expiration date[3]	$155,077,777	$31,423,316	$20,340,326	$807,221	$47,497,065	$465,131,677	$13,469,302
2017	—	2,532,028	8,526,748	—	55,605,462	1,795,201	—

Total	$155,077,777	$33,955,344	$28,867,074	$807,221	$103,102,527	$466,926,878	$13,469,302

[3]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2016, BST utilized $3,714,136 of its capital loss carryforward.

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BME
Tax cost	$462,547,629	$612,974,677	$1,308,170,059	$836,755,803	$213,987,813

Gross unrealized appreciation	$ 50,320,086	$ 77,651,900	$ 470,321,000	$124,887,052	$ 63,825,553
Gross unrealized depreciation	(18,805,565)	(15,495,022)	(7,887,226)	(25,784,186)	(6,259,689)

Net unrealized appreciation	$ 31,514,521	$ 62,156,878	$ 462,433,774	$ 99,102,866	$ 57,565,864

	BGY	BCX	BST	BUI
Tax cost	$676,677,844	$878,632,645	$360,081,489	$265,849,683

Gross unrealized appreciation	$ 53,610,387	$127,022,409	$100,735,156	$ 78,236,637
Gross unrealized depreciation	(29,383,632)	(15,216,813)	(5,629,927)	(11,728,709)

Net unrealized appreciation	$ 24,226,755	$111,805,596	$ 95,105,229	$ 66,507,928

9. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political or/and social or instability, as well as currency, interest rate and price fluctuations also affect the securities’ value.

134	ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which the Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trusts’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options and futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy	BGR, BCX
Financials	BDJ, BGY
Health Care	BME
Information Technology	CII, BST
Materials	BCX
Utilities	BUI

ANNUAL REPORT	DECEMBER 31, 2016	135

Notes to Financial Statements (continued)

Changes in economic conditions affecting such sectors would have a greater impact on these Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in United States securities. Investment percentages in specific countries are presented in the Schedule of Investments.

BGY and BCX invests a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust, with the exception of CII. CII is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Year Ended December 31, 2016	Year Ended December 31, 2015
BME	363,708	252,980

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestments:

	Year Ended December 31, 2016	Year Ended December 31, 2015
BGR	—	59,109
BME	63,264	117,681

For the year ended December 31, 2016, BGR, CII, BDJ, BOE, BGY, BCX, BST and BUI and for the year ended December 31, 2015, CII, BDJ, BOE, BGY, BCX, BST and BUI, shares issued and outstanding remained constant.

On October 26, 2016, the Board approved an open market share repurchase program that allows each Trust to purchase up to 5% of its outstanding common shares from time to time in open market transactions through November 30, 2017, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

On June 9, 2016, BME filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 2,500,000 Common Shares through a Shelf Offering. Under the Shelf Offering, BME, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BME’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). As of period end, 2,136,292 Common Shares remain available for issuance under the Shelf Offering. From August 12, 2015 to June 9, 2016, BME was authorized to issue 453,000 Common Shares under a previous Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by BME in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

136	ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a distribution on January 31, 2017 to shareholders of record on January 13, 2017 as follows:

Common Dividend Per Share
BGR	$0.0776
CII	$0.0828
BDJ	$0.0467
BOE	$0.0780
BME	$0.2000
BGY	$0.0380
BCX	$0.0446
BST	$0.1000
BUI	$0.1210

Additionally, certain Trusts declared a distribution in the following amounts per share on February 28, 2017 payable to shareholders of record on February 15, 2017 as follows:

Common Dividend Per Share
BGR	$0.0776
CII	$0.0828
BDJ	$0.0467
BOE	$0.0780
BME	$0.2000
BGY	$0.0380
BCX	$0.0446
BST	$0.1000
BUI	$0.1210

ANNUAL REPORT	DECEMBER 31, 2016	137

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Utility and Infrastructure Trust, and the Board of Directors and Shareholder of BlackRock Enhanced Capital and Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Science and Technology Trust and BlackRock Utility and Infrastructure Trust, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock Resources & Commodities Strategy Trust (collectively with BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Science and Technology Trust and BlackRock Utility and Infrastructure Trust, the “Trusts”), as of December 31, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Science and Technology Trust and BlackRock Utility and Infrastructure Trust as of December 31, 2016, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock Resources & Commodities Strategy Trust as of December 31, 2016, the consolidated results of its operations and cash flows for the year then ended, the consolidated changes in net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 23, 2017

138	ANNUAL REPORT	DECEMBER 31, 2016

Important Tax Information (Unaudited)

During the taxable period ended December 31, 2016, the following information is provided with respect to the distributions paid by the Trusts:

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Short-Term Capital Gain Dividends for Non-U.S. Residents[2]	Foreign Source Income	Foreign Taxes Paid[3]
BGR	01/29/16 - 12/30/16	—	73.11%	26.89%	19.55%	—	—	—
CII	01/29/16	38.14%	51.79%	10.07%	10.07%	—	—	—
	02/29/16 - 12/30/16	—	88.37%	11.63%	11.63%	—	—	—
BDJ	01/29/16 - 12/30/16	—	70.36%	29.64%	29.64%	—	—	—
BOE	01/29/16 - 12/30/16	—	90.56%	9.44%	9.44%	—	—	—
BME	01/29/16 - 04/29/16	97.19%	—	0.51%	0.39%	2.26%	—	—
	05/31/16	91.47%	—	7.81%	7.14%	7.56%	—	—
	06/30/16 - 12/30/16	88.86%	—	11.14%	10.23%	9.98%	—	—
BGY	01/29/16 - 12/30/16	—	87.33%	12.67%	—	—	12.67%	3.28%
BCX	01/29/16 - 12/30/16	—	74.17%	25.83%	14.78%	—	—	—
BST	01/29/16 - 12/30/16	—	100.00%	—	—	—	—	—
BUI	01/29/16 - 12/30/16	17.76%	29.43%	38.46%	24.58%	18.73%	—	—

[1]	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.

[2]	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The foreign taxes paid represent taxes incurred by the Trust on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

ANNUAL REPORT	DECEMBER 31, 2016	139

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled, to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on a Trust’s primary exchange (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to herein as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to herein as “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of all distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

140	ANNUAL REPORT	DECEMBER 31, 2016

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited - Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services), Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None

ANNUAL REPORT	DECEMBER 31, 2016	141

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2] (concluded)
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 318 Portfolios	None

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

142	ANNUAL REPORT	DECEMBER 31, 2016

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trusts serve at the pleasure of the Board.

ANNUAL REPORT	DECEMBER 31, 2016	143

Officers and Trustees (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock International LTD.[1]
Edinburgh, EH3 8JB
United Kingdom

Accounting Agent
The Bank of New York Mellon
Brooklyn, NY 11217

Custodians
The Bank of New York Mellon
New York, NY 10286[2]

Brown Brothers, Harriman & Co.
Boston, MA 02109[3]

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Philadelphia, PA 19103

Distributor
BlackRock Investments, LLC[4]
New York, NY 10022

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For BGR and BCX.

[2]	For all Trusts except CII.

[3]	For CII.

[4]	For BME.

144	ANNUAL REPORT	DECEMBER 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect board member nominees for each Trust except for CII. There were no broker non-votes with regard to any of the Trusts.

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BDJ	165,252,985	7,463,464	0	164,861,918	7,854,530	0	165,264,724	7,451,725	0
BGR	25,014,391	650,823	0	24,992,192	673,022	0	25,019,534	645,681	0
BOE	60,224,628	2,998,293	0	60,247,422	2,975,499	0	60,217,648	3,005,273	0
BME	7,253,643	124,106	0	7,262,974	114,775	0	7,251,026	126,723	0
BGY	95,983,235	3,973,692	0	95,915,306	4,041,621	0	96,003,479	3,953,448	0
BCX	84,818,672	3,439,057	0	84,813,124	3,444,605	0	84,804,392	3,453,337	0
BUI	14,973,373	341,861	0	14,819,726	495,508	0	14,981,741	333,493	0
BST	18,970,717	1,586,524	0	18,985,763	1,571,478	0	18,966,896	1,590,345	0

	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BDJ	165,066,108	7,650,340	0	164,902,681	7,813,768	0
BGR	24,974,466	690,748	0	25,019,689	645,525	0
BOE	60,216,168	3,006,753	0	60,232,701	2,990,220	0
BME	7,239,290	138,459	0	7,251,124	126,625	0
BGY	95,887,556	4,069,371	0	95,980,959	3,975,968	0
BCX	84,759,518	3,498,211	0	84,831,682	3,426,047	0
BUI	14,997,646	317,588	0	14,806,288	508,946	0
BST	18,954,844	1,602,397	0	18,952,563	1,604,678	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski, and Karen P. Robards.

[1]	Class II.

[2]	Class III.

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect board member nominees for CII. There were no broker non-votes with regard to the Trust.

Approved the Trustees as follows for CII only:

	Votes For	Votes Withheld	Abstain
Michael J. Castellano	39,626,392	1,306,400	0
Richard E. Cavanagh	39,636,992	1,295,800	0
Cynthia L. Egan	39,553,274	1,379,518	0
Frank J. Fabozzi	39,622,539	1,310,253	0
Jerrold B. Harris	39,604,838	1,327,954	0
R. Glenn Hubbard	39,663,274	1,269,518	0
W. Carl Kester	39,676,843	1,255,949	0
Catherine A. Lynch	39,571,333	1,361,459	0
Barbara G. Novick	39,563,837	1,368,955	0
John M. Perlowski	39,653,860	1,278,932	0
Karen P. Robards	39,545,939	1,386,853	0

Trust Certification

All Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	DECEMBER 31, 2016	145

Additional Information

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares, except for BME, are not continuously offered, which means that the Statements of Additional Information of each Trust have not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The prospectus for BME includes additional information about the Trustees of the Trusts and is available, without charge, upon request, by calling 1-800-882-0052.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as described on page 142, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

146	ANNUAL REPORT	DECEMBER 31, 2016

Additional Information (concluded)

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On August 12, 2015 and June 9, 2016, BME filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BME are not offers to sell BME Common Shares or solicitations of an offer to buy BME Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BME contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. Copies of the final prospectus for BME can be obtained from BlackRock at http://www.blackrock.com.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	DECEMBER 31, 2016	147

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-12/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Growth and Income Trust	$51,438	$51,438	$0	$0	$15,147	15,147	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Growth and Income Trust	$15,147	$15,147

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)  The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of the Date of This Report.

	(a)(1)	The registrant is managed by a team of investment professionals comprised of Thomas P. Callan, CFA, Managing Director at BlackRock, Erin Xie, PhD, MBA, Managing Director at BlackRock, Ian Jamieson, CFA, Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock and Simon McGeough, Director at BlackRock. Messrs. Callan, Jamieson, McClements, Accettella and McGeough and Ms. Xie are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Callan, Jamieson and McClements and Ms. Xie have been members of the Fund’s portfolio management team since 2007. Mr. Accettella has been a member of the Fund’s portfolio management team since 2012. Mr. McGeough has been a member of the Fund’s portfolio management team since 2015.

Portfolio Manager	Biography
Thomas P. Callan, CFA	Managing Director of BlackRock since 1998; Head of BlackRock’s Global Opportunities equity team.
Erin Xie, PhD, MBA	Managing Director of BlackRock since 2006; Director of BlackRock from 2005 to 2006; Senior Vice President of State Street Research & Management from 2001 to 2005.
Ian Jamieson, CFA	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.

Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Simon McGeough	Director of BlackRock since 2015; Vice President of BlackRock from 2009 to 2015.

(a)(2) As of December 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas P. Callan, CFA	10	8	1	0	0	1
	$9.68 Billion	$4.18 Billion	$872.6 Million	$0	$0	$872.6 Million
Erin Xie, PhD, MBA	4	2	1	0	0	1
	$6.53 Billion	$3.19 Billion	$872.6 Million	$0	$0	$872.6 Million
Ian Jamieson, CFA	5	6	0	0	0	0
	$3.13 Billion	$985.9 Million	$0	$0	$0	$0
Kyle G. McClements, CFA	10	13	$0	0	0	0
	$8.00 Billion	$5.68 Billion	0	$0	$0	$0
Christopher Accettella	10	13	0	0	0	0
	$8.00 Billion	$5.68 Billion	$0	$0	$0	$0
Simon McGeough	4	4	0	0	0	0
	$1.92 Billion	$504.1 Million	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Callan, Jamieson and McGeough and Ms. Xie may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Callan, Jamieson and McGeough and Ms. Xie may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Messrs. Callan, Jamieson and McGeough and Ms. Xie

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: Lipper Mid-Cap Core Fund classification; Lipper International Multi-Cap Core fund classification; Lipper Global/Health/Biotechnology Fund classification.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation

Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some Funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Thomas P. Callan, CFA	None
Erin Xie, PhD, MBA	None
Ian Jamieson, CFA	None
Kyle G. McClements, CFA	$10,001 - $50,000
Christopher Accettella	None
Simon McGeough	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

12(c) –	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

[1] The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Growth and Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock International Growth and Income Trust

Date:	March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock International Growth and Income Trust

Date:	March 6, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock International Growth and Income Trust

Date:	March 6, 2017